                                                                   EXHIBIT 10.1



                    WAREHOUSING CREDIT AND SECURITY AGREEMENT
                               (INCOME PROPERTIES)

                                     BETWEEN

                      BLOOMFIELD SERVICING COMPANY, L.L.C.,
                      a Michigan limited liability company,

                   and BLOOMFIELD ACCEPTANCE COMPANY, L.L.C.,
                      a Michigan limited liability company

                                       AND

                        RESIDENTIAL FUNDING CORPORATION,
                             a Delaware corporation





                            Dated as of March 15, 2000

                                    EXHIBITS

Exhibit A-1         Warehousing Promissory Note

Exhibit A-2         Bridge Loan Promissory Note

Exhibit B           Guaranty

Exhibit C-MF/BR     Approval Request for Advances Against
                    Bridge Mortgage Loans

Exhibit C-MF/EO     Request for second Advance Against
                    Bridge Mortgage Loan

Exhibit C-MF        Request for Advance Against
                    Mortgage Loans

Exhibit D-MF/BR     Procedures and Documentation for
                    Warehousing Bridge Mortgage Loans

Exhibit D-MF        Procedures and Documentation for
                    Warehousing Freddie Mac Mortgage Loans,
                    Other Fannie Mae Mortgage Loans,
                    Non-Agency Mortgage Loans.

Exhibit E           Schedule of Servicing Contracts

Exhibit F-1         Subordination of Debt Agreement (Bloomfield Acceptance)
Exhibit F-2         Subordination of Debt Agreement (Bloomfield Servicing)

Exhibit G           [INTENTIONALLY OMITTED]

Exhibit H           Legal Opinion

Exhibit I-MF        Officer's Certificate

Exhibit J           Schedule of Existing Warehouse Lines

Exhibit K           Funding Bank Agreement

Exhibit L           Terms of Guaranteed Obligations

Exhibit M           Terms Applicable to Advances Against Eligible Loans

Exhibit N           Assumed Names

         THIS WAREHOUSING CREDIT AND SECURITY AGREEMENT, dated as of March 15, 2000, between BLOOMFIELD SERVICING COMPANY, L.L.C., a Michigan limited liability company ("Bloomfield Servicing") and BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., a Michigan limited liability company ("Bloomfield Acceptance") (Bloomfield Servicing and Bloomfield Acceptance are referred to herein, collectively or individually, as the context may require, as the "Borrower"), having their principal office at 260 East Brown Street, Suite 200, Birmingham, Michigan 48009 and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437.

         WHEREAS, the Borrower and the Lender desire to set forth herein the terms and conditions upon which the Lender shall provide warehouse financing to the Borrower;

         NOW, THEREFORE, the parties hereto hereby definitions
 .

Defined Terms
 . Capitalized terms defined below or elsewhere in this Agreement (including the Exhibits hereto) shall have the following meanings:

               "Advance" means a disbursement by the Lender under the Commitment pursuant to Section 2.1 of this Agreement.

               "Advance Request" has the meaning set forth in Section 2.2(b) hereof.

               "Affiliate" has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

               "Agency Security" means a Mortgage-backed Security issued or guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.

               "Agency Servicing Portfolio" means, for any Person, the principal balance of Mortgage Loans secured by Multifamily Properties serviced by such Person for Fannie Mae or Freddie Mac, but excluding the principal balance of Mortgage Loans serviced for Fannie Mae or Freddie Mac at such date (a) which are past due for principal or interest for 60 days or more, (b) with respect to which such Person is obligated to repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of such Mortgage Loans, (c) for which the Servicing Contracts are not owned by such Person free and clear of all Liens (other than in favor of the Lender), or (d) which are serviced by the Company for others under subservicing arrangements.

                  "Agreement" means this Warehousing Credit and Security Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

                  "Appraised Value" means, with respect to any Multifamily Property or Mobile Home Park, the value thereof as determined by an appraisal prepared by or for the Borrower in accordance with the Underwriting Guidelines in connection with the origination of the related Mortgage Loan.

                  "Approved Custodian" means a pool custodian or other Person which is deemed acceptable to the Lender from time to time in its sole discretion to hold a Mortgage Loan for inclusion in a Mortgage Pool or to hold a Mortgage Loan as agent for an Investor who has issued a Purchase Commitment for such Mortgage Loan.

                  "Book Net Worth" means with respect to any Person at any date, the excess of total assets over total liabilities of such Person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.1(a)(12) hereof.

                  "Bingham" means Bingham Financial Services Corporation, a Michigan corporation.

                  "Borrower" has the meaning set forth in the first paragraph of this Agreement.

                  "Bridge Advance Maturity Date" means the earlier of: (a) the close of business on the date 12 months after the Maturity Date, as such date may be extended from time to time in writing by the Lender, in its sole discretion, and (b) the date the Advances became due and payable pursuant to Section 8.2 below.

                  "Bridge Loan Promissory Note" means the promissory note evidencing the Borrowers' Obligations with respect to the Advances against Bridge Mortgage Loans in the form of Exhibit A-2 attached hereto.

                  "Bridge Mortgage Loan" means an interim Mortgage Loan to finance the acquisition, repositioning, minor rehabilitation or other physical or operating improvement of a Multifamily Property or a Mobile Home Park.

                  "Business Day" means any day excluding Saturday or Sunday and excluding any day on which national banking associations are closed for business.

                  "Calendar Quarter" means the 3 month period beginning on any January 1, April 1, July 1 or October 1.

                  "Cash Collateral Account" means a demand deposit account maintained at the Funding Bank in the name of the Lender and designated for receipt of the proceeds of the sale or other disposition of the Collateral.

                  "Closing Date" means March     ,2000.

                  "Collateral" has the meaning set forth in Section 3.1 hereof.

                  "Collateral Documents" has the meaning set forth in Section 2.2(b) hereof.

                  "Collateral Value" means (a) with respect to any Eligible Loan as of the date of determination, the lesser of (i) the amount of any Advance made against such Eligible Loan under Section 2.1(c) hereof or
         (ii) the Fair Market Value of such Eligible Loan; (b) in the event Pledged Mortgages have been exchanged for Agency Securities, the lesser of (i) the amount of any Advances outstanding against the Eligible Loans backing the Agency Securities or (ii) the Fair Market Value of the Agency Securities; and (c) with respect to cash, the amount of such cash.

                  "Commitment" has the meaning set forth in Section 2.1(a) hereof.

                  "Commitment Amount" means $50,000,000.

                  "Commitment Fee" means a fee payable by the Borrower in consideration of the Lender's issuance of the Commitment. The amount of the Commitment Fee, if any, is set forth in Section 2.8 hereof.

                  "Committed Purchase Price" means for an Eligible Loan (a) the dollar price as set forth in the Purchase Commitment or (b) if the price is not expressed in dollars, the product of the Mortgage Note Amount multiplied by the price (expressed as a percentage) as set forth in a Purchase Commitment for the Eligible Loan or (c) in the event the Eligible Loan is to be used to back an Agency Security, the price (expressed as a percentage) as set forth in a Purchase Commitment for the Agency Security.

                  "Credit Underwriting Documents" means the items set forth in
         Section I of Exhibit D-MF/BR hereto.

                  "Debt" means, with respect to any Person, at any date (a) all indebtedness or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; and (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date Subordinated Debt not due within one year of such date, and deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights.

                  "Debt Service Coverage Ratio (DSC)" means, at any date of determination for any Multifamily Property or Mobile Home Park that secures or is intended to secure a Bridge Mortgage Loan, the ratio of
         (a) the Projected Net Operating Income of the Multifamily Property or Mobile Home Park, as determined by the Borrower in accordance with industry practices for similar properties acceptable to the Lender, in its sole discretion, to (b) the projected interest expense in respect of the Bridge Mortgage Loan, in each case for the 12 months after such date of determination.

                  "Default" means the occurrence of any event or existence of any condition which, but for the giving of Notice, the lapse of time, or both, would constitute an Event of Default.

                  "Default Rate" has the meaning set forth in Section 2.4(e) hereof.

                  "Depository Benefit" shall mean the compensation received by the Lender, directly or indirectly, as a result of the Borrower's maintenance of Eligible Balances with a Designated Bank.

                  "Designated Bank" means any bank(s) designated from time to time by the Lender as a Designated Bank, but only for as long as the Lender has an agreement under which the Lender can receive a Depository Benefit.

                  "Designated Bank Charges" means any fees, interest or other charges that would otherwise be payable to a Designated Bank in connection with Eligible Balances maintained at a Designated Bank, including Federal Deposit Insurance Corporation insurance premiums, service charges and such other charges as may be imposed by governmental authorities from time to time.

                  "Earnings Allowance" has the meaning set forth in Section 2.4(b) hereof.

                  "Earnings Credit" has the meaning set forth in Section 2.4(b) hereof.

                  "Earnout Advance" means an Advance made by the Lender pursuant to Section 2.2(g), in the Lender's sole discretion, to fund an increase of the principal amount of a Bridge Mortgage Loan based on the performance of the underlying Property.

                  "Earnout Mortgage Loan" means a Bridge Mortgage Loan in connection with which only a portion of the total committed loan amount is disbursed to the Mortgage Borrower at the initial closing, and the balance of which may be disbursed conditioned upon the underlying Property achieving certain performance goals (e.g., higher net operating income, debt service coverage ratio or appraised market value).

                  "Eligible Balances" means all funds of or maintained by the Borrower and its Subsidiaries in accounts at a Designated Bank, less balances to support float, reserve requirements, and such other reductions as may be imposed by governmental authorities from time to time.

                  "Eligible Bridge Mortgage Loan" means a Bridge Mortgage Loan which satisfies each of the following conditions:

                           (a) Bloomfield Acceptance has originated such Bridge
                  Mortgage Loan, and such Bridge Mortgage Loan will be closed and, except for any subsequent increase if the principal amount based on the performance of the underlying property, the full amount thereof will be disbursed simultaneously with the Lender's Advance against such Bridge Mortgage Loan;

                           (b) such Bridge Mortgage Loan is a First Mortgage
                  Loan, and except to the extent agreed to by the Lender with respect to a particular Bridge Mortgage Loan, the related Mortgage Documents prohibit the creation of any other Liens on the Mortgaged Property (subject to customary exceptions for Liens that do not secure indebtedness for borrowed money);

                           (c) it is a Mortgage Loan as to which:

                                    (1) the Mortgage Note is payable or endorsed
                           to the order of the Borrower;

                                    (2) each of the Mortgage Note and Mortgage
                           is a legal, valid and binding obligation of the Mortgage Borrower;

                                    (3) the Mortgage Note is an "instrument"
                           within the meaning of Section 9-105 of the Uniform Commercial Code of all applicable jurisdictions;

                                    (4) the Mortgage Note is denominated and
                           payable only in United States dollars; and

                                    (5) the related Mortgage Borrower and
                           underlying Property satisfy the requirements of the Underwriting Guidelines or are otherwise acceptable to the Lender;

                           (d) the Borrower owns such Bridge Mortgage Loan free
                  and clear of any Lien (other than the Lien created hereunder);

                           (e) neither such Bridge Mortgage Loan nor the related
                  Collateral Documents contravene in any material respect any law, rule or regulation applicable thereto (including, without limitation, all laws, rules and regulations relating to usury) if any such contravention would impair the collectibility of such Bridge Mortgage Loan, and no party to the related Collateral Documents is in violation of any such law, rule or regulation (or procedures prescribed thereby) in any material respect if such violation would impair the collectibility of such Bridge Mortgage Loan or the performance by the Mortgage Borrower or any obligor of its obligations with respect thereto;

                           (f) the Bridge Mortgage Loan is not subject to any
                  rights of setoff, counterclaim or defense in favor of the Mortgage Borrower or any other obligor thereon;

                           (g) such Bridge Mortgage Loan is not a Fraudulent
                  Loan and complies with all representations and warranties set forth herein with respect thereto;

                           (h) the Bridge Mortgage Loan is a loan as to which
                  the Borrower has conducted its customary underwriting, due diligence and review, including, without limitation, review of the financial condition of the Mortgage Borrower and inspection of the Multifamily Property or Mobile Home Park covered by the Mortgage, and such customary due diligence and review have not revealed facts that would adversely affect the collectibility of such Bridge Mortgage Loan;

                           (i) such Bridge Mortgage Loan has been underwritten
                  in accordance with the Underwriting Guidelines;

                           (j) the principal amount of such Bridge Mortgage Loan
                  does not exceed $15,000,000;

                           (k) (i) the portion of the proceeds of such Bridge
                  Mortgage Loan to be used to finance the repair or rehabilitation of the related Multifamily Property or Mobile Home Park does not exceed 15% of the original Mortgage Note Amount, and (ii) such portion of the proceeds, net of any portion thereof disbursed at closing to pay for repairs or rehabilitation commenced prior to closing, is to be deposited at closing into a segregated deposit account maintained by the Borrower with a Designated Bank, pending disbursement thereof by the Borrower pursuant to the terms of such Bridge Mortgage Loan;

                           (l) the LTV of such Bridge Mortgage Loan does not
                  exceed 80%, and the maximum principal amount of such Bridge Mortgage Loan does not exceed 80% of the gross purchase price for the underlying Property;

                           (m) such Bridge Mortgage Loan has a maturity date not
                  more than 12 months after the closing date thereof, subject to not more than one 12-month extension or two 6-month extensions upon the payment (for each such extension) of an extension fee of 0.25% per annum of the Bridge Mortgage Loan;

                           (n) the projected Debt Service Coverage Ratio of the
                  related Property for the 12-month period (and for any extension thereof) beginning on the anticipated closing date thereof shall be not less than 1.05 to 1.00, calculated using the per annum interest rate on such Bridge Mortgage Loan;

                           (o) such Bridge Mortgage Loan is not a graduated
                  payment Mortgage Loan, does not have a shared appreciation or other contingent interest feature, and provides for periodic payments of all accrued interest thereon on at least a monthly basis; and

                           (p) such Bridge Mortgage Loan is not assumable.

                  "Eligible Loan" means a Mortgage Loan secured by a Mortgage on real property located in one of the states of the United States or the District of Columbia that is designated as such on Exhibit M attached hereto and made a part hereof.

                  "Eligible Mortgage Pool" means a Mortgage Pool for which (a) an Approved Custodian has issued its initial certification (on the basis of which an Agency Security is to be issued), (b) there exists a Purchase Commitment covering such Agency Security, and (c) such Agency Security will be delivered to the Lender.

                  "ERISA" means the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated thereunder, as amended from time to time and any successor statute.

                  "Event of Default" means any of the conditions or events set forth in Section 8.1 hereof.

                  "Exit Fee" means a fee payable by the Mortgage Borrower under a Bridge Mortgage Loan if the Bridge Mortgage Loan is not refinanced by a permanent Mortgage Loan originated by the Borrower.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "Fair Market Value" means at any time for an Eligible Loan or the related Agency Security (if the Eligible Loan is to be used to back an Agency Security), (a) if the Eligible Loan is covered by a Purchase Commitment from Fannie Mae or Freddie Mac or the related Agency Security is covered by a Purchase Commitment, the Committed Purchase Price, or (b) otherwise, the market price for such Eligible Loan or Agency Security, determined by the Lender based on market data for similar Mortgage Loans or Agency Securities and such other criteria as the Lender deems appropriate.

                  "Fannie Mae" means Fannie Mae, a corporation created under the laws of the United States, and any successor thereto.

                  "Fannie Mae Aggregation Facility" means Fannie Mae's program for the purchase of Mortgage Loans described in its Aggregation Facility Guide.

                  "Fannie Mae DUS Mortgage Loan" means a permanent Mortgage Loan on a Multifamily Property originated under Fannie Mae's Delegated Underwriting and Servicing Guide.

                  "Fannie Mae Mobile Home Park Pilot Program" means Fannie Mae's pilot program for the purchase of Mortgage Loans secured by Mobile Home Parks, under the Fannie Mae Aggregation Facility.

                  "FHA" means the Federal Housing Administration and any successor thereto.

                  "FICA" means the Federal Insurance Contributions Act.

                  "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "First Mortgage" means a Mortgage which constitutes a first Lien on the property covered thereby.

                  "First Mortgage Loan" means a Mortgage Loan secured by a First Mortgage.

                  "Floating Rate" means, for any Advance, the Floating Rate specified for such Advance on Exhibit M hereto.

                  "Fraudulent Loan" means any Mortgage Loan (a) originated based on any material untrue, incomplete or inaccurate information, whether or not the Borrower had knowledge of such misrepresentation or inaccurate information, or (b) that, for any reason, including, without limitation, any fraudulent activity on the part of the Mortgage Borrower or any Person who owned such Mortgage Loan prior to the Borrower, does not constitute the legal, valid and binding obligation of the Mortgage Borrower or other obligor with respect to such Mortgage Loan, enforceable against such Mortgage Borrower or other obligor in accordance with its terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforceability of creditors' rights.

                  "Freddie Mac" means Freddie Mac, a corporation created under the laws of the United States, and any successor thereto.

                  "Freddie Mac Mortgage Loan" means a permanent Mortgage Loan on a Multifamily Property covered by a Purchase Commitment issued under Freddie Mac's Program Plus Guide.

                  "Funding Bank" means Bank One, NA or any other bank designated from time to time by the Lender.

                  "Funding Bank Agreement" means the letter agreement substantially in the form of Exhibit K hereto.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

                  "Gestation Agreement" means an agreement under which the Borrower agrees to sell or finance (a) a Pledged Mortgage prior to the date of purchase by an Investor, or (b) a Mortgage Pool prior to the date an Agency Security backed by such Mortgage Pool is issued.

                  "Ginnie Mae" means the Government National Mortgage Association, an agency of the United States government, and any successor thereto.

                  "Guarantor" means Bingham and any other Person that hereafter guarantees all or any portion of the Borrowers' Obligations. If more than one Person is named as Guarantor, the term "Guarantor" shall mean each of such Persons and all of them.

                  "Guaranty" means a guaranty of all or any portion of the Borrowers' Obligations. If more than one Guaranty is executed and delivered to the Lender, the term "Guaranty" shall mean each of such Guaranties and all of them.

                  "Hedging Arrangements" means, with respect to any Person, any agreements or other arrangement (including, without limitation, interest rate swap agreements, interest rate cap agreements and forward sale agreements) entered into by such Person to protect itself against changes in interest rates or the market value of assets.

                  "HUD" means the Department of Housing and Urban Development and any successor thereto.

                  "Indemnified Liabilities" has the meaning set forth in Article 10 hereof.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, or any subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

                  "Investor" means Fannie Mae, Freddie Mac or a financially responsible private institution which is deemed acceptable by the Lender from time to time in its sole discretion to issue a Purchase Commitment with respect to a particular category of Pledged Mortgages.

                  "Lender" has the meaning set forth in the first paragraph of this Agreement.

                  "LIBOR" means, for each calendar week, the rate of interest per annum which is equal to the arithmetic mean of the U.S. Dollar London Interbank Offered Rates for 1 month periods of certain U.S. banks as of 11:00 a.m. London time on the first Business Day of each week on which the London Interbank market is open, as published by Bloomberg L.P. If such U.S. dollar LIBOR rates are not so offered or published for any period, then during such period LIBOR shall mean the London Interbank Offered Rate for 1 month periods published on the first Business Day of each week on which the London Interbank market is open, in the Wall Street Journal in its regular column entitled "Money Rates."

                  "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind

         (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

                  "Loan Documents" means this Agreement, the Note, any agreement of the Borrower relating to Subordinated Debt, and each other document, instrument or agreement executed by the Borrower in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

                  "Manufactured Home" means a structure that is built on a permanent chassis (steel frame) with the wheel assembly necessary for transportation in one or more sections to a permanent site or semi-permanent site and which has been built in compliance with the National Manufactured Housing Construction and Safety Standards established by HUD.

                  "Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "Maturity Date" shall mean the earlier of: (a) the close of business on May 31, 2000 as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the Commitment shall expire of its own term, and without the necessity of action by the Lender, and (b) the date the Advances become due and payable pursuant to Section 8.1 below.

                  "Miscellaneous Charges" has the meaning set forth in Section
         2.11 hereof.

                  "Mobile Home Park" means real property improved with sewer and electrical service for use by Manufactured Homes and Recreational Vehicles and rated as "3 stars" or better in accordance with Underwriting Guidelines, provided the Underwriting Guidelines comply in the Lender's judgment, with the standard practices of the industry for rating Mobile Home Parks.

                  "Mortgage" means a mortgage or deed of trust on real property which is improved and substantially completed. A Mortgage may be a First Mortgage or a Second Mortgage.

                  "Mortgage-backed Securities" means securities that are secured or otherwise backed by Mortgage Loans.

                  "Mortgage Borrower" means, with respect to a Mortgage Loan, the Person to whom the Mortgage Loan is made.

                  "Mortgage Loan" means any loan evidenced by a Mortgage Note and secured by a Mortgage. The term "Mortgage Loan" shall include First Mortgage Loans and Second Mortgage Loans unless the context otherwise requires.

                  "Mortgage Note" means a promissory note secured by one or more Mortgages.

                  "Mortgage Note Amount" means, as of the date of determination, the then outstanding unpaid principal amount of a Mortgage Note (whether or not an additional amount is available to be drawn thereunder).

                  "Mortgage Pool" means a pool of one or more Pledged Mortgages on the basis of which there is to be issued a Mortgage-backed Security.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is maintained for employees of the Borrower or a Subsidiary of the Borrower.

                  "Multifamily Property" means real property containing or which will contain more than 4 dwelling units.

                  "Non-Agency Mortgage Loan" means a permanent Mortgage Loan on a Multifamily Property which is not an FHA-insured Mortgage Loan, a Fannie Mae DUS Mortgage Loan, an Other Fannie Mae Mortgage Loan, a Special Fannie Mae Mortgage Loan or a Freddie Mac Mortgage Loan.

                  "Notes" has the meaning set forth in Section 2.3 hereof.

                  "Notices" has the meaning set forth in Article 9 hereof.

                  "Obligations" means any and all indebtedness, obligations and liabilities of the Borrower to the Lender

         (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), whether or not arising out of or related to the Loan Documents.

                  "Officer's Certificate" means a certificate executed on behalf of the Borrower by its chief financial officer or its treasurer or by such other officer as may be designated herein and substantially in the form of Exhibit I-MF attached hereto.

                  "Operating Account" means a demand deposit account maintained at the Funding Bank in the name of the Borrower and designated for funding that portion of each Eligible Loan not funded by an Advance made against such Eligible Loan and for returning any excess payment from an Investor for a Pledged Mortgage or Pledged Security.

                  "Other Fannie Mae Mortgage Loan" means a permanent Mortgage Loan on a Multifamily Property covered by a Purchase Commitment issued by Fannie Mae (other than a Fannie Mae DUS Mortgage Loan or a Special Fannie Mae Mortgage Loan).

                  "Participant" has the meaning set forth in Section 12.5 hereof.

                  "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  "Plans" has the meaning set forth in Section 5.12 hereof.

                  "Pledged Mortgages" has the meaning set forth in Section 3.1(a) hereof.

                  "Pledged Securities" has the meaning set forth in
         Section 3.1(b) hereof.

                  "Projected Net Operating Income" means, with respect to any Multifamily Property or Mobile Home Park securing a Bridge Mortgage Loan, the following amount (determined for the 12 months following the date of the related Advance):

                             PNOI = PFOR - VR - NOE,

         where "PNOI" means Projected Net Operating Income, "PFOR" means the projected amount of rent that would be paid by tenants of such related property assuming (a) full occupancy thereof and (b) a rental rate equal to the lower of the actual current a rental rate for such property or the current market rental rate for comparable properties, "VR" means the projected amount of PFOR that will not be received as a result of vacancies, assuming a vacancy rate equal to the greater of the actual current vacancy rate for such property and the current market vacancy rate for comparable properties, and rent concessions agreed to with existing tenants, and "NOE" means the projected stabilized net operating expenses at full occupancy (i.e., total expenses minus interest expense and capital expenditures) for such related property.

                  "Property" means a Multifamily Property or Mobile Home Park securing a Mortgage Loan.

                  "Purchase Commitment" means a written commitment, in form and substance satisfactory to the Lender, issued in favor of the Borrower by an Investor pursuant to which that Investor commits to purchase Mortgage Loans or Agency Securities.

                  "Recreational Vehicle" means a vehicle which is: (a) built on a single chassis; (b) designed to be self-propelled or permanently towable by a light duty truck; and (c) designed primarily not for use as a permanent dwelling but as temporary living quarters for recreational, camping, travel or seasonal use.

                  "Release Amount" has the meaning set forth in Section 3.2(g) hereof.

                  "Second Mortgage" means a Mortgage which constitutes a second Lien on the property covered thereby.

                  "Second Mortgage Loan" means a Mortgage Loan secured by a Second Mortgage.

                  "Servicing Contract" means, with respect to any Person, the arrangement, whether or not in writing, pursuant to which such Person has the right to service Mortgage Loans.

                  "Servicing Portfolio" means, as to any Person, the unpaid principal balance of Mortgage Loans serviced by such Person under Servicing Contracts.

                  "Shipped Period" means the maximum number of days an Advance may remain outstanding against a Pledged Mortgage that has been sent to an Investor or an Approved Custodian for examination and purchase or inclusion in an Eligible Mortgage Pool as set forth on Exhibit M attached to this Agreement.

                  "Special Fannie Mae Mortgage Loan" means a permanent Mortgage Loan on a Multifamily Property originated by the Borrower under a Special Fannie Mae Program Agreement and evidenced by one or more Mortgage Notes in the possession of the Lender or Fannie Mae.

                  "Special Fannie Mae Program Agreement" means any agreement between the Borrower and one or more borrowers and (if applicable) other obligors pursuant to which the Borrower makes loans to such borrowers secured by Mortgages on Multifamily Properties, provided that 100% participations in such loans will be exchanged for Agency Securities issued by Fannie Mae.

                  "Statement Date" means the date of the most recent financial statements of the Borrower (and, if applicable, its Subsidiaries, on a consolidated basis) delivered to the Lender under the terms of this Agreement.

                  "Sublimit" means the aggregate amount of Advances (expressed as a dollar amount or as a percentage of the Commitment Amount) that is permitted to be outstanding at any one time against a specific type of Eligible Loan.

                  "Subordinated Debt" means (a) all indebtedness of the Borrower for borrowed money which is effectively subordinated in right of payment to all other present and future Obligations either (i) pursuant to a Subordination of Debt Agreement in the form of Exhibit F hereto or
         (ii) otherwise on terms acceptable to the Lender, and (b) solely for purposes of Section 7.4 hereof, all indebtedness of the Borrower which is required to be subordinated by Section 4.1(b) or Section 6.10 hereof.

                  "Subordinate Mortgage" means a Mortgage that constitutes a Lien subordinate to a second Lien on a property securing a Fannie Mae DUS Mortgage Loan or an Other Fannie Mae Mortgage Loan for which all prior Mortgage Loans on the subject property have been sold to, or are subject to a Purchase Commitment issued by, Fannie Mae.

                  "Subordinate Mortgage Loan" means a Fannie Mae DUS Mortgage Loan or an Other Fannie Mae Mortgage Loan secured by a Subordinate Mortgage.

                  "Subsidiary" means any corporation, association or other business entity in which more than 50% of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                  "Tangible Net Worth" means with respect to any Person at any date, the excess of the total assets over total liabilities of such Person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 4.1(a)(12) hereof, and that portion of Subordinated Debt not due within one year of such date, provided that, for purposes of this Agreement, there shall be excluded from total assets advances or loans to shareholders, officers, employees or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of such Person, intangible assets, and other assets deemed unacceptable by the Lender in its sole discretion.

                  "Trust Receipt" means a trust receipt in a form approved by and pursuant to which the Lender may deliver any document relating to the Collateral to the Borrower for correction or completion.

                  "Underwriting Fee" has the meaning set forth in Section 2.9 hereof.

                  "Underwriting Guidelines" means the Borrower's policies and procedures for underwriting Bridge Mortgage Loans as in effect on the date hereof, a copy of which has been provided to and approved by the Lender, as the same may be modified from time to time in accordance with this Agreement.

                  "Warehouse Period" means, for any Eligible Loan, the maximum number of days an Advance against that type of Eligible Loan is permitted to remain outstanding as set forth on Exhibit M attached to this Agreement.

                  "Warehousing Promissory Note" means the promissory note evidencing the Borrowers' Obligations with respect to Advances in the form of Exhibit A-1 attached hereto.

                  "Wire Disbursement Account" means a demand deposit account maintained at the Funding Bank in the name of the Lender for the clearing of wire transfers requested by the Borrower to fund Advances.

                  "Year 2000 Problem" means the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999.

Other Definitional Provisions.

                           1.2(a) Accounting terms not otherwise defined herein
                  shall have the meanings given the terms under GAAP.

                           1.2(b) Defined terms may be used in the singular or
                  the plural, as the context requires.

                           1.2(c) All references to time of day shall mean the
                  then applicable time in Chicago, Illinois, unless expressly provided to the contrary.

THE CREDIT.

The Commitment.

                           2.1(a) Subject to the terms and conditions of this
                  Agreement and provided no Default or Event of Default has occurred and is continuing, the Lender agrees from time to time during the period from the Closing Date, to, but not including, the Maturity Date, to make Advances to the Borrower, provided the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed the Commitment Amount. The obligation of the Lender to make Advances hereunder up to the Commitment Amount, is hereinafter referred to as the "Commitment." Within the Commitment, the Borrower may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations. Advances shall be made to Bloomfield Acceptance but shall remain outstanding upon transfer of any Pledged Mortgage to Bloomfield Servicing. Each Advance shall be deemed made to or for the benefit of Bloomfield Acceptance and Bloomfield Servicing, and Bloomfield Acceptance and Bloomfield Servicing, jointly and severally, shall be obligated to repay all Advances. With respect to its obligation to repay Advances made against a Mortgage Loan owned by the other Borrower, each Borrower agrees to the terms set forth in Exhibit L attached hereto and made a part hereof.

                           2.1(b) Advances shall be used by the Borrower solely
                  for the purpose of funding the acquisition or origination of Eligible Loans (except for subsequent Advances made pursuant to Section 2.2(g)) and shall be made at the request of the Borrower, in the manner hereinafter provided in Section 2.2 hereof, against the pledge of such Eligible Loans as Collateral therefor. Any limitations on the use of Advances set forth on Exhibit M attached hereto and made a part hereof shall be applicable. In addition, the following limitations on the use of Advances shall be applicable:

                    (1) No Advance shall be made against a Mortgage Loan which is not an Eligible Loan.

                    (2) No Advance (except for Earn-Out Advances and Advances made within 30 days after the Closing Date against Bridge Loans originated by the Borrower prior to the date of this Agreement and otherwise qualifying as Eligible Bridge Mortgage Loans) shall be made against a Mortgage Loan which was closed more than 30 days prior to the date of the requested Advance.

               2.1(c)    For an Eligible Loan pledged hereunder, no Advance
          shall exceed the amount applicable to the type of Collateral at the time it is pledged (except for subsequent Advances made pursuant to Section 2.2(g)), as set forth on Exhibit M attached hereto and made a part hereof.

Procedures for Obtaining Advances.

               2.2(a)    If the Borrower wishes to request an Advance against a
          Bridge Mortgage Loan, it shall deliver to the Lender no later than 5 Business Days prior to any Business Day that the Borrower desires to borrow hereunder, a request for approval ("Approval Request") substantially in the form of Exhibit C-MF/BR attached hereto. Such Approval Request shall be accompanied by the Credit Underwriting Documents. Within 3 Business Days after receipt of an Approval Request and the supporting documents, the Lender may, in its sole discretion, approve the Advance by returning the Approval Request executed by the Lender. After the Advance has been approved, a request for funding such Advance shall be initiated by the Borrower pursuant to Section 2.2(b) hereof.

               2.2(b)    The Borrower may obtain an Advance hereunder, subject
          to the satisfaction of the conditions set forth in Sections 4.1 and
          4.2 hereof, upon compliance with the procedures set forth in this
          Section 2.2 and in the following described Exhibits, attached hereto and made a part hereof including the delivery of all documents listed in the following described Exhibits

          (the "Collateral Documents") to the Lender, as applicable to the type of Collateral being financed:

                    (1) Freddie Mac Mortgage Loans, Other Fannie Mae Mortgage Loans and Non-Agency Mortgage Loans, as set forth in Exhibit D-MF hereto.

                    (2) Bridge Mortgage Loans, as set forth in Exhibit D-MF/BR hereto.

          Requests for Advances shall be initiated by the Borrower by delivering to the Lender, no later than 1 Business Day prior to any Business Day that the Borrower desires to borrow hereunder, a completed and signed request for an Advance (an "Advance Request") on the then current form approved by the Lender. The current form in use by the Lender is Exhibit C-MF and Exhibit C-MF/BR attached hereto and made a part hereof. The Lender shall have the right, on not less than 3 Business Days' prior Notice to the Borrower, to modify any of said Exhibits to conform to current legal requirements or Lender practices, and, as so modified, said Exhibits shall be deemed a part hereof.

               2.2(c)    Before funding, the Lender shall have a reasonable time
          (1 Business Day under ordinary circumstances) to examine such Advance Request and the Collateral Documents to be delivered prior to such requested Advance, as set forth in the applicable Exhibit hereto, and may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

               2.2(d)    The Borrower shall hold, or cause its custodian to
          hold, in trust for the Lender, and the Borrower shall deliver, or cause its custodian to deliver, to the Lender promptly, or if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by the Borrower of such recorded Collateral Documents, and the Pledged Mortgage is not being held by an Investor for purchase or has not been redeemed from pledge, the following: (1) originals of the Collateral Documents for which copies are required to be delivered to the Lender pursuant to Exhibit D-MF or Exhibit D-MF/BR, (2) the original lender's ALTA Policy of Title Insurance or an equivalent thereto (or, prior to the delivery thereof, the title insurance commitment to issue such policy marked to show the final policy exceptions), (3) the environmental assessment, and (4) any other documents relating to a Pledged Mortgage which the Lender may request including, without limitation, certificates of casualty or hazard insurance, appraisal, engineering report, credit information on the maker of each such Mortgage Note, and other documents of all kinds which are customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor and any additional documents which are customarily executed by the seller of a Mortgage Note to an Investor.

               2.2(e)    To make an Advance, the Lender shall cause the Funding
          Bank to credit the Wire Disbursement Account upon compliance by the Borrower with the terms of the Loan Documents. The Lender shall determine in its sole discretion the method by which Advances and other amounts on deposit in the Wire Disbursement Account are disbursed by the Funding Bank to or for the account of the Borrower.

               2.2(f) If, pursuant to the authorization given by the Borrower in the Funding Bank Agreement, for the purpose of financing a Mortgage Loan against which the Lender has made an Advance in accordance with a Request for Advance the Lender debits the Borrower's Operating Account at the Funding Bank to the extent necessary to cover a wire to be initiated by the Lender, and such debit or direction results in an overdraft, the Lender may make an additional Advance to fund such overdraft.

               2.2(g)    If the Borrower wishes to obtain an Earnout Advance to
          fund an increase to the amount of an Earnout Mortgage Loan based on meeting certain performance criteria for the underlying Property, it shall deliver to the Lender no later than 5 Business Days prior to the Business Day on which the Borrower desires to borrow such Advance a request for an Earnout Advance substantially in the form of Exhibit C-MF/EO attached hereto (an "Earnout Advance Request"). Such Earnout Advance Request shall be accompanied by such evidence of the performance of the underlying Property as is required pursuant to the related Earnout Mortgage Loan. Within 3 Business Days after receipt of an Earnout Advance Request, if such Earnout Mortgage Loan will remain an Eligible Bridge Mortgage Loan after giving effect to such increase, the Lender may, in its sole discretion, approve the requested Earnout Advance. The amount of each Earnout Advance shall be equal to the difference between (i) the applicable advance rate for the initial Advance against such Earnout Mortgage Loan, determined as described on Exhibit M hereto, multiplied by the principal amount of such Earnout Mortgage Loan, as increased, and (ii) the original principal amount of the initial Advance against such Earnout Mortgage Loan. After an Earnout Advance has been approved, it shall be disbursed to fund the increase to the amount of the related Bridge Mortgage Loans as directed by the Borrower.

Note.  The Borrowers' Obligations with respect to Advances against Eligible
     Loans other than Bridge Mortgage Loans shall be evidenced by a Warehousing Promissory Note of the Borrower in the form of Exhibit A-1 attached hereto. The Borrowers' Obligations with respect to Advances against Bridge Mortgage Loans shall be evidenced by a Bridge Loan Promissory Note of the Borrower substantially in the form of Exhibit A-2 attached hereto. Each note shall be dated as of the date hereof. The Warehousing Promissory Note and the Bridge Loan Promissory Note are collectively referred to as the "Notes". The terms "Warehousing Promissory Note," "Bridge Loan Promissory Note," "Note" or "Notes" shall include all extensions, renewals and modifications of the Notes and all substitutions therefor. All terms and provisions of the Notes are hereby incorporated herein.

Interest.

               2.4(a)    Except as otherwise provided pursuant to Section
          2.4(e), the unpaid amount of each Advance against an Eligible Loan shall bear interest, from the date of the Advance until paid in full, at the rate(s) per annum set forth on Exhibit M attached hereto and made a part hereof.

               2.4(b)    The Borrower is entitled to receive a benefit in the
          form of an "Earnings Credit" on the portion of the Eligible Balances maintained in time deposit accounts with a Designated Bank, and the Borrower is entitled to receive a benefit in the form of an "Earnings Allowance" on the portion of the Eligible Balances maintained in demand deposit accounts with a Designated Bank. Any Earnings Allowance shall be used first and any Earnings Credit shall be used second as a credit against accrued Designated Bank Charges, any other Miscellaneous Charges and fees, including, but not limited to Commitment Fees, Underwriting Fees and Exit Fee, and may be used, at the Lender's option, to reduce accrued interest. Any Earnings Allowance not used during the month in which the benefit was received shall be accumulated for use and must be used within 6 months of the month in which the benefit was received. Any Earnings Credit not used during the month in which the benefit was received shall be used to provide a cash benefit to the Borrower. The Lender's determination of the Earnings Credit and the Earnings Allowance for any month shall be determined by the Lender in its sole discretion and shall be conclusive and binding absent manifest error. In no event shall the benefit received by the Borrower exceed the Depository Benefit.

               Either party hereto may terminate the benefits provided for in this Section effective immediately upon Notice to the other party, if the terminating party shall have determined (which determination shall be conclusive and binding absent manifest error) at any time that any applicable law, rule, regulation, order or decree or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such party with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for such party to continue to offer or receive the benefits provided for in this Section.

               2.4(c)    Interest shall be computed on the basis of a 360-day
          year, applied to the actual number of days elapsed in each interest calculation period and shall be payable monthly in arrears, on the first day of each month, commencing with the first month following the Closing Date and on the Maturity Date.

               2.4(d)    If, for any reason, no interest is due on an Advance,
          the Borrower agrees to pay to the Lender an administrative fee equal to one day of interest on such Advances at a rate of 1-1/2% per annum. Administrative and other fees shall be due and payable in the same manner as interest is due and payable hereunder.

               2.4(e)    Upon Notice to the Borrower, after the occurrence and
          during the continuation of an Event of Default, the unpaid amount of each Advance shall bear interest until paid in full at a per annum rate of interest (the "Default Rate") equal to 4% in excess of the Floating Rate otherwise applicable to the Advance or, if no rate is applicable, the highest rate then applicable to any outstanding Advances.

               2.4(f)    The rates of interest provided for in this Agreement
          will be adjusted as of the effective date of each change in the applicable index. The Lender's determination of such rates as of any date of determination shall be conclusive and binding, absent manifest error.

Principal Payments.

               2.5(a)    The outstanding principal amount of all Advances, other
          than Advances against Bridge Mortgage Loans, shall be payable in full on the Maturity Date. The outstanding principal amount of all Advances against Bridge Mortgage Loans shall be payable in full on the Bridge Advance Maturity Date.

               2.5(b)    The Borrower shall have the right to prepay the
          outstanding Advances in whole or in part, from time to time, without premium or penalty.

               2.5(c)    The Borrower authorizes the Lender to cause the Funding
          Bank to charge the Borrower's Operating Account for the amount of any outstanding Advance against a specific Pledged Mortgage upon the earliest occurrence of any of the following events:

                    (1)  For any Pledged Mortgage, the Warehouse Period elapses.

                    (2)  For any Pledged Mortgage, the Shipped Period elapses.

                    (3) On the date an Advance was made and the Pledged Mortgage which was to have been funded by such Advance is not closed and funded.

                    (4) One (1) Business Day elapses from the date an Advance was made against any Mortgage Loan, without receipt of those Collateral Documents relating to such Mortgage Loan required to be delivered on such date under Exhibit D-MF or D-MF/BR hereto, or such Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

                    (5) Ten (10) Business Days elapse from the date a Collateral Document was delivered to the Borrower for correction or completion under a Trust Receipt, if such Collateral Document has not been returned to the Lender.

                    (6) On the date on which a Pledged Mortgage is determined to have been originated based on untrue, incomplete or inaccurate information, whether or not the Borrower had knowledge of such misrepresentation or incorrect information or on the date on which the Borrower knows, or has reason to know, or receives notice from the Lender, that one or more of the representations and warranties set forth in Section 5.15 were inaccurate or incomplete in any material respect on any date when made or deemed made.

                    (7) On the date the Pledged Mortgage or a Lien prior to the Pledged Mortgage is defaulted and remains in default for a period of 60 days or more.

                    (8) On the mandatory delivery date of the related Purchase Commitment and the specific Pledged Mortgage was not delivered under the Purchase Commitment prior to such mandatory delivery date or the Purchase Commitment is terminated.

                    (9) Three (3) Business Days after the date a Mortgage Loan is rejected for purchase by an Investor unless another Purchase Commitment is provided within such 3 Business Days.

                    (10) Upon refinance, maturity, sale or other disposition
               (including a prepayment) of the Pledged Mortgage or, if a Pledged Mortgage is included in an Eligible Mortgage Pool, upon sale or other disposition of the related Agency Security.

               2.5(d)    The outstanding amount of any Advance made pursuant to
          Section 2.2(f) shall be payable in full within 1 Business Day after the date of such Advance.

               2.5(e)    The proceeds of the sale or other disposition of
          Pledged Mortgages and Pledged Securities shall be paid directly by the Investor to the Cash Collateral Account. The Borrower shall give notice to the Lender (telephonically, to be followed by written notice) of the Pledged Mortgages or Pledged Securities for which proceeds have been received. Upon receipt of such Notice the Advances against such Pledged Mortgages or Pledged Securities shall be repaid from such proceeds and such Pledged Mortgages or Pledged Securities shall be considered to have been redeemed from pledge. The Lender is entitled to rely upon the Borrower's affirmation that deposits in the Cash Collateral Account represent payment from Investors for the purchase of Pledged Mortgages or Pledged Securities as specified by the Borrower. In the event that the payment from an Investor for the purchase of Pledged Mortgages or Pledged Securities is less than the outstanding Advances against such Pledged Mortgages or the Mortgage Loans backing Pledged Securities, the Lender is authorized to cause the Funding Bank to charge the Borrower's Operating Account for an amount equal to such deficiency. Provided no Default or Event of Default exists, the Lender shall return any excess payment from an Investor for Pledged Mortgages or Pledged Securities to the Borrower.

               2.5(f)    The Lender reserves the right to revalue any Mortgage
          Loan (other than a Bridge Mortgage Loan) pledged hereunder which is not covered by a Purchase Commitment from Fannie Mae or Freddie Mac. In addition to the payments required pursuant to Section 2.5(d), the Borrower shall be obligated to pay to the Lender, within 2 Business Days after notice from the Lender, and the Borrower authorizes the Lender to cause the Funding Bank to charge the Borrower's Operating Account for, any amount required after any revaluation to reduce the principal amount of the Advance outstanding against the Mortgage Loan to an amount equal to the advance rate for the applicable Eligible Loan type multiplied by the Fair Market Value of such Eligible Loan.

               2.5(g)    The Lender reserves the right to revalue a Bridge
          Mortgage Loan pledged hereunder at any time and from time to time based on such factors affecting the value of Bridge Mortgage Loans as the Lender deems appropriate, including, without limitation, general economic and market factors, property market factors and factors specific to a particular Bridge Mortgage Loan. In addition to the payments required pursuant to Section 2.5(c), the Borrower shall be obligated to pay to the Lender, upon prior notice from the Lender, and the Borrower authorizes the Lender to cause the Funding Bank to charge the Borrower's Operating Account for, any amount required after any such re-valuation to reduce the principal amount of the Advance outstanding against any Bridge Mortgage Loan to an amount equal to the Advance Rate multiplied by the Fair Market Value of such Bridge Mortgage Loan, as so determined.

Expiration of Commitment.  The Commitment shall expire on the Maturity Date.

Method of Making Payments.

               2.7(a)    Except as otherwise specifically provided herein, all
          payments hereunder shall be made to the Lender not later than the close of business on the date when due unless such date is a non-Business Day, in which case, such payment shall be due on the first Business Day thereafter, and shall be made in lawful money of the United States of America in immediately available funds transferred via wire to accounts designated by the Lender from time to time.

               2.7(b)    After the occurrence and during the continuance of an
          Event of Default, and without the necessity of prior demand or notice from the Lender, the Borrower authorizes the Lender to cause the Funding Bank to charge the Borrower's Operating Account for any Obligations due and owing the Lender.

Commitment Fees. The Borrower agrees to pay to the Lender a Commitment Fee in the amount of .25% per annum of the Commitment Amount which Commitment Fee shall be paid quarterly in advance and shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in such Calendar Quarter. On the Closing Date, the Borrower shall pay the prorated portion of the quarterly Commitment Fee due from the Closing Date to the last day of the current Calendar Quarter. Thereafter, the Borrower shall make quarterly payments of the Commitment Fee on the 1st day of each Calendar Quarter. If the Maturity Date is other than the last day of a Calendar Quarter, the Borrower shall pay the prorated portion of the quarterly Commitment Fee due from the beginning of the then current Calendar Quarter to and including the Maturity Date. The Borrower shall not be entitled to a reduction in the amount of the Commitment Fee, in the event the Commitment Amount is reduced or in the event that the Commitment is terminated at the request of the

     Borrower or as a result of an Event of Default. If the Commitment terminates at the request of the Borrower or as a result of an Event of Default, the unpaid balance of the Commitment Fee shall be due and payable in full on the date of such termination.

Underwriting Fees. The Borrower agrees, upon submission of each Approval
     Request, to pay to the Lender an Underwriting Fee in the amount of $1,500 for each Bridge Mortgage Loan for which approval is being requested.

Exit Fees. In the event a Bridge Mortgage Loan pledged hereunder is not refinanced by a permanent Mortgage Loan originated by Bloomfield Acceptance, the Borrower shall pay to the Lender an amount equal to the greater of (i) 0.5% of the maximum principal amount of such Bridge Mortgage Loan or (ii) 50% of any Exit Fee payable by the Mortgage Borrower to the Borrower. Fees under this Section 2.10 shall be due when incurred, but shall not be delinquent if paid within 15 days after receipt of an invoice or an account analysis statement from the Lender.

Miscellaneous Charges. The Borrower agree to reimburse the Lender for miscellaneous charges and expenses (collectively, "Miscellaneous Charges") incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for Miscellaneous Charges incurred by or on behalf of the Lender in connection with the handling and administration of the Collateral. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, costs for UCC, tax lien and judgment searches conducted by the Lender, filing fees, charges for wire transfers, check processing charges, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, the Funding Bank's service fees and overdraft charges and Designated Bank Charges. Miscellaneous Charges are due when incurred, but shall not be delinquent if paid within 15 days after receipt of an invoice or an account analysis statement from the Lender.

Interest Limitation. All agreements between the Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of this Agreement or the Note or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance, loaning or retention of the Advances secured by this Agreement exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Note, or any other document securing this Agreement at any time given shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of interest shall be applied to the reduction of the principal balance secured by the Note and not to the payment of interest thereunder. This provision shall control every other provision of all agreements between the Borrower and Lender and shall also be binding upon and available to any subsequent holder of the Note.

Increased Costs; Capital Requirements. In the event any applicable law, order, regulation or directive issued by any governmental or monetary authority, or any change therein or in the governmental or judicial interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) by any governmental or monetary authority:

               2.13(a)   Does or shall subject the Lender to any tax of any kind
          whatsoever with respect to this Agreement or any Advances made hereunder, or change the basis of taxation on payments to the Lender of principal, fees, interest or any other amount payable hereunder (except for change in the rate of tax on the overall gross or net income of the Lender by the jurisdictions in which the Lender's principal office is located);

               2.13(b)   Does or shall impose, modify or hold applicable any
          reserve, capital requirement, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lender which are not otherwise included in the determination of the interest rate as calculated hereunder;

     and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining any Advance or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of the Lender or any Person controlling the Lender as it relates to credit facilities in the nature of that evidenced by this Agreement, then, in any such case, the Borrower shall promptly pay any additional amounts necessary to compensate the Lender for such additional cost or reduced amounts receivable or reduced rate of return as determined by the Lender with respect to this Agreement or Advances made hereunder. If the Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall notify the Borrower of the event by reason of which it has become so entitled and the Borrower shall pay such amount within 15 days thereafter. Notwithstanding the foregoing, the Borrowers shall not be obligated to pay any such additional amounts attributable to the period (the "Excluded Period") ending 90 days prior to the date the Borrowers receive written notice of the law, order, regulation, directive, change or requests by reason of which such additional amounts are payable, except to the extent such additional amounts accrued during the Excluded Period due to the retroactive application of such law, order, regulation, directive, change or request, in which case the limitation set forth in this sentence shall not apply. A certificate as to any additional amount payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by the Lender, to the Borrower shall be conclusive in the absence of manifest error. The obligations of the Borrower under this Section shall survive the payment of all other Obligations and the termination of this Agreement.

Sale of Permanent Mortgage Loans. In the event the Borrower makes a permanent
     Mortgage Loan to refinance a Bridge Mortgage Loan pledged hereunder, in whole or in part (a "Refinancing Loan"), the Borrower shall not sell or otherwise dispose of such Refinancing Loan unless the Borrower provides the Lender with the right to make an offer to purchase such Refinancing Loan on the same basis as the Borrower solicits such offers from other potential purchasers of such Refinancing Loan.

     Nothing in this Agreement generally, and nothing in this Section 2.14 specifically, shall be deemed to prevent the sale of a Refinancing Loan to a person other than the Lender.

COLLATERAL.

Grant of Security Interest. As security for the payment of the Note and for the performance of all of the Borrower's Obligations, the Borrower hereby assigns and transfers to the Lender all right, title and interest in and to and grants a security interest to the Lender in the following described property (the "Collateral"):

               3.1(a)    All Mortgage Loans, including all Mortgage Notes and
          Mortgages evidencing or securing such Mortgage Loans, which from time to time are delivered or caused to be delivered to the Lender (including delivery to a third party on behalf of the Lender), come into the possession, custody or control of the Lender for the purpose of assignment or pledge or in respect of which an Advance has been made by the Lender hereunder and, in the event the Release Amount has not been paid with respect to any Bridge Mortgage Loan, any Mortgage Loan, the proceeds of which are used in whole or in part, to refinance such Bridge Mortgage Loan (the "Pledged Mortgages").

               3.1(b)    All Mortgage-backed Securities which are from time to
          time created in whole or in part on the basis of the Pledged Mortgages or are delivered or caused to be delivered to, or are otherwise in the possession of the Lender, or its agent, bailee or custodian as assignee, or pledged to the Lender, or for such purpose are registered by book-entry in the name of, the Lender (including delivery to or registration in the name of a third party on behalf of the Lender) hereunder or in respect of which from time to time an Advance has been made by the Lender hereunder (the "Pledged Securities").

               3.1(c)    All commitments issued by the FHA to insure any
          Mortgage Loans included in the Pledged Mortgages; all guaranties related to Pledged Securities; all Purchase Commitments held by the Borrower covering the Pledged Mortgages, the Pledged Securities or proposed permanent Mortgage Loans that will refinance Bridge Mortgage Loans, and all proceeds resulting from the sale thereof to Investors pursuant thereto; and all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Borrower as compensation or reimbursement, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, the Pledged Securities, said FHA commitments and the Purchase Commitments, and all other documents or instruments relating to the Pledged Mortgages and the Pledged Securities, including, without limitation, any interest of the Borrower in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Pledged Mortgages.

               3.1(d)    All right, title and interest of the Borrower in and to
          all escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of the Borrower relating to the Collateral.

               3.1(e)    All now existing or hereafter acquired cash delivered
          to or otherwise in the possession of the Lender or its agent, bailee or custodian or designated on the books and records of the Borrower as assigned and pledged to the Lender.

               3.1(f)    All right, title and interest of the Borrower in and to
          any Hedging Arrangements entered into to protect the Borrower against changes in the value of the Collateral, including, without limitation, all rights to payment arising under such Hedging Arrangements.

               3.1(g)    All cash and non-cash proceeds of the  Collateral,
          including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral, and all products and proceeds of the Collateral, together with whatever is receivable or received when the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the Collateral or proceeds thereof.

Release of Security Interest in Pledged Mortgages and Pledged Securities.

               3.2(a)    Pledged Mortgages shall be released from the Lender's
          security interest only against payment to the Lender of the Release Amount in connection with such Pledged Mortgages.

               3.2(b)    If Pledged Mortgages are to be transferred to a pool
          custodian or to Freddie Mac or Fannie Mae for inclusion in a Mortgage Pool, the Lender's security interest in such Pledged Mortgages shall be released only against payment to the Lender of the Release Amount in connection with such Pledged Mortgages. If the Lender's security interest in the Pledged Mortgages comprising the Mortgage Pool is not released prior to the issuance of the Mortgage-backed Security, then the Mortgage-backed Security, when issued, shall be a Pledged Security. The Lender's security interest shall continue in such Pledged Mortgages and the Pledged Security and the Lender shall be entitled to possession of such Pledged Security in the manner provided below.

               3.2(c)    If Pledged Mortgages are transferred to an Approved
          Custodian and included in an Eligible Mortgage Pool, the Lender's security interest in the Pledged Mortgages comprising the Eligible Mortgage Pool shall be released upon the issuance of the Agency Security, which shall be a Pledged Security. The Lender's security interest in such Pledged Security shall be released only against payment to the Lender of the Release Amount in connection with the Pledged Mortgages backing such Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

               3.2(d)    The Lender shall have the exclusive right to the
          possession of the Pledged Securities or, if the Pledged Securities are issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the Uniform Commercial Code of Minnesota) or its nominee, the Lender shall have the right to have the Pledged Securities registered in the name of a securities intermediary (as such term is defined in the Uniform Commercial Code of Minnesota) in an account containing only customer securities and credited to an account of the Lender. The Lender shall have the right to cause delivery of the Pledged Securities to be made to the Investor or the Pledged Securities credited to the account of the Investor or the Investor's designee only against payment therefor. The Borrower acknowledges that the Lender may enter into one or more standing arrangements with other financial institutions with respect to Pledged Securities issued in book entry form or issued in certificated form and delivered to a clearing corporation, pursuant to which such Pledged Securities are registered in the name of such financial institution, as agent or securities intermediary for the Lender and the Borrower agrees upon request of the Lender, to execute and deliver to such other financial institutions the Borrower's written concurrence in any such standing arrangements.

               3.2(e)    Prior to the occurrence of an Event of Default, the
          Borrower may redeem a Pledged Mortgage or Pledged Security from the Lender's security interest by notifying the Lender of its intention to redeem such Pledged Mortgage or Pledged Security from pledge and either (a) paying, or causing an Investor to pay, to the Lender, for application to prepayment on the principal balance of the Note, the Release Amount in connection with such Pledged Mortgage or Pledged Security, or (b) delivering substitute Collateral which, in addition to being acceptable to the Lender in its sole discretion will, when included with the Collateral, result in a Collateral Value of all Collateral held by the Lender which is at least equal to the aggregate outstanding Advances.

               3.2(f)    Following the occurrence of a Default or Event of
          Default, the Lender may, with no liability to the Borrower or any Person, continue to release its security interest in any Pledged Mortgage or Pledged Security against payment of the Release Amount in connection with such Pledged Mortgage or Pledged Security.

               3.2(g)    The amount (the "Release Amount") to be paid by the
          Borrower to obtain the release of the Lender's security interest in a Pledged Mortgage shall be (i) prior to the occurrence of an Event of Default, the principal amount of the Advances made against such Pledged Mortgage, and (ii) from and after the occurrence and during the continuance of an Event of Default, the Committed Purchase Price of such Pledged Mortgage or, if there is no Purchase Commitment therefor, the amount paid to the Lender in a commercially reasonable disposition thereof.

Delivery of Additional Collateral or Mandatory Prepayment. At any time that the aggregate Collateral Value of the Collateral then pledged hereunder is less than the aggregate amount of the Advances then outstanding hereunder, the Lender may request, and the Borrower shall within 2 Business Days after Notice by the Lender (a) deliver to the Lender for pledge hereunder additional Collateral, with a Collateral Value sufficient to cover the difference between the Collateral Value of the Collateral pledged and the aggregate amount of Advances outstanding hereunder, and/or (b) repay the Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the Collateral Value of the Collateral pledged hereunder.

Collection and Servicing Rights. So long as no Event of Default shall have occurred and be continuing, the Borrower shall be entitled to service and receive and collect directly all sums payable to the Borrower in respect of the Collateral other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral. Following the occurrence of any Event of Default, the Lender or its designee shall thereafter be entitled to service and receive and collect all sums payable to the Borrower in respect of the Collateral, and in such case (a) the Lender or its designee in its discretion may, in its own name, in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Borrower shall, if the Lender so requests, hold in trust for the benefit of the Lender and forthwith pay to the Lender at its office designated by Notice hereunder, all amounts thereafter received by the Borrower upon or in respect of any of the Collateral, advising the Lender as to the source of such funds, and (c) all amounts so received and collected by the Lender shall be held by it as part of the Collateral.

Return of Collateral at End of Commitment. If (a) the Commitment shall have expired or been terminated, and (b) no Advances, interest or other Obligations shall be outstanding and unpaid, the Lender shall release its security interest and shall deliver all Collateral in its possession to the Borrower at the Borrower's expense. The receipt of the Borrower for any Collateral released or delivered to the Borrower pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and the Lender shall thereafter be discharged from any liability or responsibility therefor.

     3.6 Release of Collateral.

               3.6(a)    The Lender may deliver documents relating to the
          Collateral to the Borrower for correction or completion pursuant to a Trust Receipt.

               3.6(b)    Prior to the occurrence of a Default or Event of
     Default, upon delivery by the Borrower to the Lender of shipping instructions pursuant to Exhibit D-MF or Exhibit D-BR, the Lender will transmit Pledged Mortgages or Pledged Securities and all related loan documents or pool documents to the applicable Investor, Approved Custodian or other party.

               3.6(c)    Upon receipt of Notice from the Borrower under Section
          2.5(e) hereof, and repayment of the Release Amount with respect to a Pledged Mortgage identified by the Borrower, any Collateral Documents relating to the redeemed Pledged Mortgage or Mortgage Loan backing a Pledged Security which have not been delivered to an Investor or Approved Custodian shall be released by the Lender to the Borrower.

CONDITIONS PRECEDENT.

Initial Advance. The obligation of the Lender to make the initial Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, on or before the date thereof of the following conditions precedent (unless otherwise indicated):

               4.1(a)    The Lender shall have received the following, all of
          which must be satisfactory in form and content to the Lender, in its sole discretion:

                    (1) The Notes and this Agreement duly executed by the Borrower.

                    (2)  The Guaranty, duly executed by Bingham.

                    (3) Bingham's articles or certificate of incorporation as certified by the Secretary of State of Bingham's incorporation, bylaws certified by the corporate secretary of Bingham, and certificates of good standing dated no less recently than 90 days prior to the date of this Agreement.

                    (4) A resolution of the board of directors of Bingham, certified as of the date of this Agreement by its corporate secretary, authorizing the execution, delivery and performance of the Guaranty and all other instruments or documents to be delivered by Bingham pursuant to this Agreement.

                    (5) A certificate of Bingham's corporate secretary as to the incumbency and authenticity of the signatures of the officers of Bingham executing the Guaranty and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender).

                    (6) Bloomfield Servicing's articles or certificate of organization as certified by the Secretary of State of Bloomfield Servicing's organization, Operating Agreement certified by a Manager of Bloomfield Servicing, and certificates of existence dated no less recently than 90 days prior to the date of this Agreement.

                    (7) A resolution of the Managers of Bloomfield Servicing, certified as of the date of this Agreement by one of the Managers, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, and all other instruments or documents to be delivered by Bloomfield Servicing pursuant to this Agreement.

                    (8) A certificate of Bloomfield Servicing's Manager as to the incumbency and authenticity of the signatures of the Managers and employees of Bloomfield Servicing executing this Agreement and the other Loan Documents and each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender).

                    (9) Bloomfield Acceptance's articles or certificate of organization as certified by the Secretary of State of Bloomfield Acceptance's organization, Operating Agreement certified by a Manager of Bloomfield Acceptance, and certificates of existence dated no less recently than 90 days prior to the date of this Agreement.

                    (10) A resolution of the Managers of Bloomfield Acceptance, certified as of the date of this Agreement by one of its Managers, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, and all other instruments or documents to be delivered by Bloomfield Acceptance pursuant to this Agreement.

                    (11) A certificate of Bloomfield Acceptance's Manager as to the incumbency and authenticity of the signatures of the Managers and employees of Bloomfield Acceptance executing this Agreement and the other Loan Documents and each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender).

                    (12) Financial statements of Bingham (and, if applicable,
               its Subsidiaries, on a consolidated basis) and of each Borrower, containing a balance sheet as of September 30, 1999 and related statements of income, changes in stockholders' equity and cash flows for the period ended on such date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and audited by independent certified public accountants of recognized standing acceptable to the Lender.

                    (13) A favorable written opinion of counsel to Borrower and
               Bingham, dated as of the date of this Agreement substantially in the form of Exhibit H attached hereto, addressed to the Lender.

                    (14) Uniform Commercial Code, tax lien and judgment searches of the appropriate public records for each Borrower and Bingham, which searches shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder.

                    (15) Copies of the certificates, documents or other written instruments which evidence each Borrower's eligibility described in Section 5.13 hereof, all in form and substance satisfactory to the Lender.

                    (16) Copies of each Borrower's errors and omissions
               insurance policy or mortgage impairment
               insurance policy, and blanket bond coverage policy, or certificates in lieu of policies, all in form and content satisfactory to the Lender, showing compliance by each Borrower as of the date of this Agreement with the related provisions of
               Section 6.8 hereof.

                    (17) Executed financing statements in recordable form
               covering the Collateral and ready for filing in all jurisdictions required by the Lender.

                    (18) Receipt by the Lender of any fees due on the date
               hereof, including, but not limited to, Commitment Fees and document production fees.

                    (19) Evidence that all accounts necessary into which
               Advances will be funded have been established at the Funding Bank and receipt of a fully executed Funding Bank Agreement.

                    (20) Assumed Name Certificate dated no less recently than 90 days prior to the date of this Agreement for any assumed name used by either Borrower in the conduct of its business.

               4.1(b)    All directors, officers and shareholders of each
          Borrower, all Affiliates of each Borrower or of any Subsidiary of each Borrower, to whom or to any of whom a Borrower shall be indebted as of the date of this Agreement, which indebtedness has a term of more than 1 year or is in excess of $25,000 shall have subordinated such indebtedness to the Obligations, by executing a Subordination of Debt Agreement, in the form of Exhibit F hereto; and the Lender shall have received an executed copy of any such Subordination of Debt Agreement, certified by the corporate secretary of the applicable Borrower to be true and complete and in full force and effect as of the date of the Advance; provided, that the foregoing requirements shall not apply to an unsecured revolving line of credit provided by Bingham to either Borrower consistent with their business practices prior to the date of this Agreement.

Each Advance. The obligation of the Lender to make the initial and each subsequent Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, as of the date of each such Advance, of the following additional conditions precedent:

               4.2(a)    A Borrower shall have delivered to the Lender the
          Advance Request and Collateral Documents called for under, and shall have satisfied the procedures set forth in, Section 2.2 hereof and the applicable Exhibits hereto described in that Section, according to the requested Advance. All items delivered to the Lender shall be satisfactory to the Lender in form and content, and the Lender may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

               4.2(b)    The Lender shall have received evidence satisfactory to
          it as to the making and/or continuation of any book entry or the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the Lender in the Collateral under the Uniform Commercial Code or other applicable law.

               4.2(c)    The representations and warranties of each Borrower
          contained in Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of each Advance.

               4.2(d)    Each Borrower shall have performed all agreements to be
          performed by it hereunder, and after giving effect to the requested Advance, there shall exist no Default or Event of Default hereunder.

               4.2(e)    Each Borrower shall not have incurred any material
          liabilities, direct or contingent, other than in the ordinary course of its business, since the Statement Date.

               4.2(f)    The Lender shall have received from counsel for each
          Borrower, if requested by the Lender in its sole discretion, an updated opinion, in form and substance satisfactory to the Lender, addressed to the

          Lender and dated as of the date of such Advance, covering such of the matters as the Lender may reasonably request.

          Delivery of an Advance Request by a Borrower shall be deemed a representation by Borrower that all conditions set forth in this Section
     4.2 shall have been satisfied as of the date of such Advance.

REPRESENTATIONS AND WARRANTIES.

          Each Borrower hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

Organization; Good Standing; Subsidiaries. Each Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign limited liability company to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of such Borrower. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its incorporation and in each jurisdiction in which the Borrower transacts business. Neither Borrower has any Subsidiaries.

Authorization and Enforceability. Each Borrower has the power and authority to execute, deliver and perform this Agreement, the Note and all other Loan Documents to which the Borrower is party and to make the borrowings hereunder. The execution, delivery and performance by the Borrower of this Agreement, the Note and all other Loan Documents to which the Borrower is party and the making of the borrowings hereunder and thereunder, have been duly and validly authorized by all necessary action on the part of the Borrower (none of which actions has been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law, of any judgments binding upon the Borrower, or of the articles of organization or operating agreement of the Borrower, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Borrower other than the Lien on the Collateral granted hereunder, or result in or require the acceleration of any indebtedness of the Borrower pursuant to any agreement, instrument or indenture to which the Borrower is a party or by which the Borrower or its property may be bound or affected. This Agreement, the Note and all other Loan Documents contemplated hereby or thereby constitute legal, valid, and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights and by general principles of equity.

Approvals.    The execution and delivery of this Agreement, the Note and all other Loan Documents and the performance of each Borrower's obligations hereunder and thereunder and the validity and enforceability hereof and thereof do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority other than those which have been obtained and remain in full force and effect.

Financial Condition.    The balance sheet of Bingham and its Subsidiaries and of
     each Borrower as of the Statement Date, and the related statements of income and changes in stockholders' equity for the fiscal period ended on the Statement Date, heretofore furnished to the Lender, fairly present the financial condition of Bingham and its Subsidiaries and of each Borrower as at the Statement Date and the results of their operations for the fiscal period ended on the Statement Date, subject to footnotes contained therein and, with respect to interim statements, year-end adjustments. Neither Bingham, any of its Subsidiaries nor either Borrower had, on the Statement Date, any known material liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of Bingham, any of its Subsidiaries or either Borrower except as heretofore disclosed to the Lender in writing. Said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved, subject to footnotes contained therein and, with respect to interim statements, year-end adjustments. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of Bingham and its Subsidiaries, or of either Borrower, nor is the Borrower aware of any state of facts which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

Litigation.    There are no actions, claims, suits or proceedings pending or, to the knowledge of the Borrower, threatened or reasonably anticipated against or affecting the Borrower in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Borrower as a whole, or which would affect the validity or enforceability of this Agreement, the Note or any other Loan Document.

Compliance with Laws.    Neither Borrower is in violation of any provision of
     any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of a Borrower as a whole or which would affect the validity or enforceability of this Agreement, the Note or any other Loan Document.

Regulation U.    Neither Borrower is engaged principally, or as one of its
     important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

Investment Company Act.    Neither Borrower is an "investment company" or
     controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

Payment of Taxes.    The Borrowers have filed or caused to be filed all federal, state and local income, excise, property and other tax returns with respect to the operations of the Borrowers which are required to be filed, all such returns are true and correct, and the Borrowers have paid or caused to be paid all taxes as shown on such returns or on any assessment, to the extent that such taxes have become due, including, but not limited to, all FICA payments and withholding taxes, if appropriate. The amounts reserved, as a liability for income and other taxes payable, in the financial statements described in Section 5.4 hereof are sufficient for payment of all unpaid federal, state and local income, excise, property and other taxes, whether or not disputed, of the Borrowers accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto and for which the Borrowers may be liable in their own right or as transferee of the assets of, or as successor to, any other Person. No tax Liens have been filed and no material claims are being asserted with respect to any such taxes, fees or charges.

Agreements.    Neither Borrower is a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 5.4 hereof. Neither Borrower is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of the Borrowers as a whole. No holder of any indebtedness of either Borrower has given notice of any asserted default thereunder, and no liquidation or dissolution of either Borrower and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to either Borrower or any of their properties is pending, or to the knowledge of either Borrower, threatened.

Title to Properties.    The Borrowers have good, valid, insurable (in the case
     of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 5.4 hereof, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements.

ERISA.    All plans  ("Plans") of a type  described  in Section 3(3) of ERISA in respect of which either Borrower is an "Employer," as defined in Section 3(5) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code, and neither the Borrower nor any Subsidiary of the Borrower has incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA; and no proceedings have been instituted to terminate any such Plan, and no condition exists which presents a material risk to the Borrowers of incurring a liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No Plan or trust forming a part thereof has been terminated since September 1, 1974.

Eligibility.

               5.13(a)    Bloomfield Acceptance is approved and qualified and in
          good standing as a lender or seller/servicer, as set forth below, and meets all requirements applicable to its status as such:

                    (1) Freddie Mac approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to Freddie Mac pursuant to the Freddie Mac Program Plus program.

               5.13(b)    Bloomfield Servicing is approved and qualified and in
          good standing as a lender or seller/servicer, as set forth below, and meets all requirements applicable to its status as such:

                    (1) Fannie Mae approved seller/servicer of Mortgage Loans under the Fannie Mae Aggregation Facility and the Fannie Mae Mobile Home Park Pilot Program, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to Fannie Mae.

Place of Business.    The chief executive office and principal place of business of the Borrowers is 260 East Brown Street, Suite 200, Birmingham, Michigan 48009.

Special Representations Concerning Collateral.    The Borrower hereby represents
     and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

               5.15(a)    The Borrower is the legal and equitable owner and
          holder, free and clear of all Liens (other than Liens granted hereunder), of the Pledged Mortgages and the Pledged Securities. All Pledged Mortgages, Pledged Securities and Purchase Commitments have been duly authorized and validly issued to the Borrower, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to the Lender, subject to no other Liens.

               5.15(b)    The Borrower has, and will continue to have, the full
          right, power and authority to pledge the Collateral pledged and to be pledged by it hereunder.

               5.15(c)    Any Mortgage Loan and any related document included in
          the Pledged Mortgages (1) has been duly executed and delivered by the parties thereto at a closing held not more than 30 days prior to the date of the initial Advance Request for such Mortgage Loan, (2) has been made in compliance with all applicable laws and regulations, (3) is and will continue to be valid and enforceable in accordance with its terms, without defense or offset, except as limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by general principles of equity,

          (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements thereof waived, (5) has been evaluated or appraised in accordance with Title XI of FIRREA, and (6) complies and will continue to comply in all material respects with the terms of this Agreement and, if applicable, with the related Purchase Commitment held by the Borrower. Except for Bridge Mortgage Loans providing for an increase based on the performance of the underlying Property, each Mortgage Loan has been fully advanced in the face amount thereof Each First Mortgage is a first Lien on the premises described therein, each Second Mortgage is secured by a second Lien on the premises described therin, and such Subordinate Mortgage is secured by a subordinate Lien on the premises described therein, and has or will have a title insurance policy, in American Land Title Association form or equivalent thereof, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing such Mortgage Loans.

               5.15(d)    No default has occurred and is continuing for more
          than 60 days under any Mortgage Loan included in the Pledged Mortgages without the Advance against such Pledged Mortgage having been repaid in accordance with Section 2.5(c)(7) hereof, provided, however, that with respect to Pledged Mortgages which have already been pledged as Collateral hereunder, if any default has occurred, the Borrower will promptly notify the Lender.

               5.15(e)    All fire and casualty policies covering the premises
          encumbered by each Mortgage included in the Pledged Mortgages (1) name and will continue to name the Borrower and its successors and assigns as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect, and (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available.

               5.15(f)    Pledged Mortgages secured by premises containing
          improvements located in a special flood hazard area designated as such by the Director of the Federal Emergency Management Agency are and shall continue to be covered by special flood insurance under the National Flood Insurance Program.

               5.15(g)    Each Pledged Mortgage, against which an Advance is
          made on the basis of a Purchase Commitment, meets all requirements of such Purchase Commitment. The Borrower shall assure that Pledged Mortgages which are intended to be used in the formation of Mortgage-backed Securities shall comply or, prior to the formation of any such Mortgage-backed Security, shall comply with the requirements of the governmental instrumentality, department or agency issuing or guaranteeing such Mortgage-backed Security.

               5.15(h)    Each Bridge Mortgage Loan pledged hereunder is an
          Eligible Bridge Mortgage Loan.

Servicing.    Attached hereto as Exhibit E is a true and complete list of the
     Bloomfield Servicing's Servicing Portfolio. All of the Bloomfield Servicing's Servicing Contracts are in full force and effect, and except as otherwise indicated, are unencumbered by Liens. No default or event which, with notice or lapse of time or both, would become a default, exists under any such Servicing Contract. As of the Closing Date, Bloomfield Acceptance has no Servicing Contracts.

No Adverse Selection.    The Borrower has not selected the Collateral in a
     manner so as to affect adversely the Lender's interests.

Year 2000 Compliance.    The Borrower has conducted a comprehensive review and
     assessment of the Borrower's computer applications and made inquiry of the Borrower's key suppliers, vendors, customers, and Investors with respect to the Year 2000 Problem and, based on that review and inquiry, the Borrower does not believe the Year 2000 Problem will result in a material adverse change in the Borrower's business condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit.

               5.19 Assumed Names. The Borrower does not originate Mortgage Loans or otherwise conduct business under any names other than its legal name and the assumed name(s) set forth on Exhibit N attached hereto and made a part hereof. The Borrower has made all filings and taken all other action as may be required under the laws of any jurisdiction in which it originates Mortgage Loans or otherwise conducts business under any assumed name. The Borrower's use of assumed name(s) set forth herein does not conflict with any other Person's legal rights to any such name(s), nor otherwise give rise to any liability by the Borrower to any other Person.

6.   AFFIRMATIVE COVENANTS.

          The Borrower hereby covenants and agrees that, so long as the Commitment is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, the Borrower shall:

Payment of Note.    Punctually pay or cause to be paid all Obligations payable hereunder and under the Note in accordance with the terms hereof and thereof.

Financial Statements and Other Reports.    Deliver to the Lender:

               6.2(a)    As soon as available and in any event within 45 days
          after the end of each of the first 3 fiscal quarters of Bingham in each fiscal year, statements of income and changes in stockholders' equity of Bingham (and its Subsidiaries, on a consolidated and consolidating basis) for the period from the beginning of such fiscal year to the end of such fiscal quarter, and the related balance sheet as at the end of such fiscal quarter, all in reasonable detail and certified as to the fairness of presentation by the chief financial officer of Bingham, subject, however, to year-end audit adjustments.

               6.2(b)    As soon as available and in any event within 90 days
          after the end of each fiscal year of Bingham, statements of income, changes in stockholders' equity and cash flow of Bingham (and its Subsidiaries, on a consolidated and consolidating basis) for such year, and the related balance sheet as of the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail and accompanied by an opinion (which opinion shall not be qualified due to possible failure to take all appropriate steps to successfully address the Year 2000 Problem) in form and substance satisfactory to the Lender and prepared by an accounting firm reasonably satisfactory to the Lender, or other independent certified public accountants of recognized standing selected by Bingham and acceptable to the Lender, as to said financial statements and a certificate signed by the chief financial officer of Bingham stating that said financial statements fairly present the financial condition and results of operations of Bingham (and, if applicable, its Subsidiaries) as of the end of, and for, such year.

               6.2(c)    Together with each delivery of financial statements
          required in this Section 6.2, an Officer's Certificate substantially in the form of Exhibit I-MF hereto: (1) setting forth in reasonable detail all calculations necessary to show that the Borrowers are in compliance with the requirements of Sections 7.6, 7.7, 7.8 and 7.9 hereof as of the end of such quarter or year (or, if the Borrowers are not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions the Borrowers have taken, is taking or proposes to take with respect thereto); (2) certifying that the Borrowers were, as of the end of the period, in compliance and in good standing with applicable Investor net worth requirements; (3) certifying that the representation set forth in
          Section 5.18 hereof is true and correct as of the date of such certificate or, if such representation is not true and correct as of such date, specifying the nature of the problem and what action the Borrowers have taken, is taking and proposes to take with request thereto, and (4) stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the Borrowers during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as of the date of the Officer's Certificate, of any Default or Event of Default, or if any Default or Event of Default existed or exists, specifying the nature and period of the existence thereof and what action the Borrowers have taken, is taking and proposes to take with respect thereto.

               6.2(d)    As soon as available and in any event within 45 days
          after the end of each Calendar Quarter, a consolidated report (the "Servicing Portfolio Report") as of the end of the Calendar Quarter detailing, as to all Mortgage Loans the servicing rights to which are owned by Bloomfield Servicing (specified by investor type, recourse and non-recourse) regardless of whether such Mortgage Loans are Pledged Mortgages and which report shall indicate Mortgage Loans which
          (i) are current and in good standing, (ii) are more than 30, 60 or 90 days past due, respectively, (iii) are the subject of pending bankruptcy or foreclosure proceedings, or (iv) have been converted (through foreclosure or other proceedings in lieu thereof) by the Borrower into real estate owned by the Borrower.

               6.2(e)    As soon as available and in any event within 90 days
          after the end of each fiscal year of the Borrower, a consolidated report (the "Loan Production Report") as of the end of the fiscal year, presenting the total dollar volume and the number of Mortgage Loans originated and closed or purchased during the fiscal year, specified by property type and loan type or type of Investor (e.g. Fannie Mae, Freddie Mac, conduit, life insurance company, conduit, etc.).

               6.2(f)    Copies of any audits completed by Fannie Mae, Freddie
          Mac or any other Investor or any other Investor, to the extent not confidential to such Investor.

               6.2(g)    Not fewer than three (3) Business Days prior to the
          effective date of any material change to the Underwriting Guidelines, a copy of such change.

               6.2(h)    As soon as available and in any event within 30 days
          after the end of each Calendar Quarter, a copy of all changes to the Underwriting Guidelines, if any, and if there have been no changes, a statement to that effect.

               6.2(i)    On or before the 15th Business Day of each month, a
          status report with respect to each Bridge Mortgage Loan pledged hereunder, in form and substance satisfactory to the Lender.

               6.2(j)    Reports in respect of the Pledged Mortgages and Pledged
          Securities, in such detail and at such times as the Lender in its discretion may reasonably request at any time or from time to time.

               6.2(k)    Copies of all regular or periodic financial and other
          reports, if any, which the Borrower shall file with the Securities and Exchange Commission or any governmental agency successor thereto.

               6.2(l)    From time to time, with reasonable promptness, such
          further information regarding the business, operations, properties or financial condition of the Borrower as the Lender may reasonably request.

Maintenance of Existence; Conduct of Business.    Preserve and maintain its
     corporate existence in good standing and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business, including, without limitation, its eligibility as lender, seller/servicer and issuer described under Section 5.13 hereof; conduct its business in an orderly and efficient manner; maintain a net worth of acceptable assets as required for maintaining the Borrower's eligibility as lender, seller/servicer and issuer described under Section 5.13 hereof; and make no change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement.

Compliance with Applicable Laws.    Comply in all material respects with the
     requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could materially adversely affect its business, operations, assets, or financial condition, except where contested in good faith and by appropriate proceedings.

Inspection of Properties and Books.    Permit authorized representatives of the
     Lender or any Participant to discuss the business, operations, assets and financial condition of the Borrower and their Subsidiaries with their respective officers and employees and to examine its books of account and make copies or extracts thereof, all at such reasonable times as the Lender or any Participant may request upon reasonable prior notice to the Borrower. The Borrower will provide their accountants with a copy of this Agreement promptly after the execution hereof and will instruct its accountants to answer candidly any and all questions that the officers of the Lender or any Participant or any authorized representatives of the Lender or any Participant may reasonably address to them in reference to the financial condition or affairs of the Borrower and their Subsidiaries. The Borrower may have their representatives in attendance at any meetings between the officers or other representatives of the Lender or any Participant and the Borrower's accountants held in accordance with this authorization.

Notice.    Give prompt Notice to the Lender of (a) any action, suit or proceeding instituted by or against the Borrower or any of its Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) which action, suit or proceeding has at issue in excess of $100,000, or any such proceedings threatened against the Borrower or any of its Subsidiaries in a writing containing the details thereof, (b) the filing, recording or assessment of any federal, state or local tax Lien against the Borrower, or any of its assets or any of its Subsidiaries, (c) the occurrence of any Event of Default hereunder or the occurrence of any Default and continuation thereof for 5 days, (d) the suspension, revocation or termination of the Borrower's eligibility, in any respect, as approved lender, seller/servicer or issuer as described under Section 5.13 hereof, (e) the transfer, loss or termination of any Servicing Contract to which the Borrower is a party, or which is held for the benefit of the Borrower, and the reason for such transfer, loss or termination, if known to the Borrower, and (f) any other action, event or condition of any nature which if adversely determined is likely to result in a material adverse effect upon the business, operations, assets, or financial condition of the Borrower and its Subsidiaries or which, with or without notice or lapse of time or both, would constitute a default under any other agreement, instrument or indenture to which the Borrower or any of its Subsidiaries is a party or to which the Borrower or any of its Subsidiaries, its properties or assets, may be subject.

Payment of Debt, Taxes, etc.    Pay and perform all obligations and indebtedness
     of the Borrower, and cause to be paid and performed all obligations and indebtedness of its Subsidiaries, promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Borrower or its Subsidiaries or upon their respective income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the Borrower and its Subsidiaries shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Borrower or its Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued and for which proper reserves have been created.

Insurance.    Maintain (a) errors and omissions insurance or mortgage impairment insurance, and blanket bond coverage, with such companies and in such amounts as satisfy prevailing requirements applicable to a lender, seller/servicer and issuer described under Section 5.13 hereof, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies approved by the Lender, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity; and (c) within 30 days after Notice from the Lender, obtain such additional insurance as the Lender shall reasonably require, all at the sole expense of the Borrower. Copies of such policies shall be furnished to the Lender without charge upon request of the Lender.

Closing Instructions.    Indemnify and hold the Lender harmless from and against
     any loss, including reasonable attorneys' fees and costs, attributable to the failure of a title insurance company, agent or approved attorney to comply with the disbursement or instruction letter or letters of the Borrower relating to any Mortgage Loan. The Lender shall have the right to pre-approve the closing instructions of the Borrower to the title insurance company, agent or attorney in any case where the Mortgage Loan to be created at settlement is intended to be warehoused by the Borrower to be included as Collateral pursuant hereto.

Subordination of Certain Indebtedness.    Cause any indebtedness of the
     Borrower, incurred after the date of this Agreement, to any shareholder, director or officer of the Borrower, or to any Affiliate of the Borrower or of any Subsidiary of the Borrower, which indebtedness has a term of more than 1 year or is in excess of $25,000 to be subordinated to all Obligations, by the execution of a Subordination of Debt Agreement in the form of Exhibit F hereto and deliver to the Lender an executed copy of said Agreement, certified by the corporate secretary of the Borrower to be true and complete and in full force and effect; provided, that the foregoing requirements shall not apply to an unsecured revolving line of credit provided by Bingham to either Borrower consistent with their business practices prior to the date of this Agreement.

Other Loan Obligations.    Perform all material obligations under the terms of
     each loan agreement, note, mortgage, security agreement or debt instrument by which the Borrower is bound or to which any of its property is subject, and promptly notify the Lender in writing of a declared default under or the termination, cancellation, reduction or nonrenewal of any of its other lines of credit or agreements with any other lender. Exhibit J hereto is a true and complete list of all such lines of credit or agreements as of the date hereof and the Borrower hereby agree to give the Lender at least 30 days Notice before entering into any additional lines of credit or agreements.

Use of Proceeds of Advances.    Use the proceeds of each Advance solely for the
     purpose set forth in Section 2.1(b) for Advances of that type.

Special Affirmative Covenants Concerning Collateral.

               6.13(a)    Warrant and defend the right, title and interest of
          the Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

               6.13(b)    Service or cause to be serviced all Pledged Mortgages
          in accordance with the standard requirements of the issuers of Purchase Commitments covering the same and all applicable HUD, Fannie Mae and Freddie Mac requirements, including without limitation taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. The Borrower shall service or cause to be serviced all Mortgage Loans backing Pledged Securities in accordance with applicable governmental requirements and requirements of issuers of Purchase Commitments covering the same. The Borrower shall hold all escrow funds collected in respect of Pledged Mortgages and Mortgage Loans backing Pledged Securities in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

               6.13(c)    Execute and deliver to the Lender such Uniform
          Commercial Code financing statements with respect to the Collateral as the Lender may request. The Borrower shall also execute and deliver to the Lender such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as required by the Lender, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Lender under this Agreement. The Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of Minnesota, or any other applicable law, in addition to all rights provided for herein.

               6.13(d)    Notify the Lender within 2 Business Days of any
          default of which a Borrower has knowledge under, or of the termination of, any Purchase Commitment relating to any Pledged Mortgage, Eligible Mortgage Pool, or Pledged Security.

               6.13(e)    Promptly comply in all respects with the terms and
          conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. The Borrower will cause to be delivered to the Investor the Pledged Mortgages and Pledged Securities to be sold under each Purchase Commitment not later than 3 Business Days prior to the mandatory delivery date thereof.

               6.13(f)    Maintain, at its principal office or in a regional
          office approved by the Lender, or in the office of a computer service bureau engaged by the Borrower and approved by the Lender and, upon request, make available to the Lender the originals, or copies in any case where the originals have been delivered to the Lender or to an Investor, of its Mortgage Notes and Mortgages included in Pledged Mortgages, Mortgage-backed Securities delivered to the Lender as Pledged Securities, Purchase Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

NEGATIVE COVENANTS.

          The Borrowers hereby covenant and agree that, so long as the Commitment is outstanding or there remain any Obligations to be paid or performed, the Borrower shall not, either directly or indirectly, without the prior written consent of the Lender:

Contingent Liabilities.    Assume, guarantee, endorse, or otherwise become
     contingently liable for the obligation of any Person except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business and excluding the sale of Mortgage Loans with recourse in the ordinary course of the Borrower's business.

Sale or Pledge of Servicing Contracts.    Sell, pledge or grant a security
     interest in any existing or future Servicing Contracts of the Borrower other than to the Lender, except as otherwise expressly permitted in this Agreement, or omit to take any action required to keep all such Servicing Contracts in full force and effect.

Merger; Sale of Assets; Acquisitions.    Liquidate, dissolve, consolidate or
     merge (except as permitted under Section 7.9) or sell any substantial part of its assets, or acquire any substantial part of the assets of another.

Deferral of Subordinated Debt.    Pay in advance of the stated maturity thereof
     any Subordinated Debt of the Borrower or, if a Default or Event of Default hereunder shall have occurred, make any payment of any kind thereafter on such Subordinated Debt until all Obligations have been paid and performed in full and any applicable preference period has expired.

Loss of Eligibility.    Take any action that would cause the Borrower to lose
     all or any part of its status as an eligible lender, seller/servicer and issuer as described under Section 5.13 hereof.

Debt to Tangible Net Worth Ratio.    Permit the ratio of Debt (excluding, for
     this purpose only, Debt arising under the Hedging Arrangements, to the extent of assets arising under the same Hedging Arrangements) to Tangible Net Worth of Bingham (and its Subsidiaries, on a consolidated basis) at any time to exceed 10 to 1.

Minimum Net Worth.    Permit (a) Tangible Net Worth of Bingham (and its
     Subsidiaries, on a consolidated basis) at any time to be less than $15,000,000, (b) Tangible Net Worth of Bloomfield Servicing (and its Subsidiaries, on a consolidated basis) at any time to be less than $2,000,000, or (c) Book Net Worth of Bloomfield Acceptance (and its Subsidiaries, on a consolidated basis) at any time to be less than $1,000,000.

Minimum Agency Servicing Portfolio.    Permit the outstanding Agency Servicing
     Portfolio of the Borrowers to be less than $33,000,000.

Transactions with Affiliates.    Directly or indirectly (a) make any loan,
     advance, extension of credit or capital contribution to any of its Affiliates, (b) transfer, sell, pledge, assign or otherwise dispose of any of its assets to or on behalf of such Affiliates, (c) except for a merger or consolidation of Hartger & Willard Mortgage Associates, Inc., into Bloomfield Acceptance, merge or consolidate with or purchase or acquire assets from such Affiliates, or (d) pay management fees to or on behalf of such Affiliates.

Gestation Facilities.    Directly or indirectly sell or finance Pledged
     Mortgages under any Gestation Agreement.

Special Negative Covenants Concerning Collateral.

               7.11(a)    The Borrower shall not amend or modify, or waive any
          of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or Pledged Securities.

               7.11(b)    The Borrower shall not sell, assign, transfer or
          otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or as permitted herein) any of the Collateral or any interest therein.

               7.11(c)    The Borrower shall not make any compromise, adjustment
          or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

               7.11(d) The Borrower shall not make any material change in the Underwriting Guidelines and procedures without providing notice thereof to the Lender pursuant to Section 6.2(g), and shall review the Underwriting Guidelines periodically to confirm that such policies and procedures are being complied with in all material respects and are adequate to meet the Company's business objectives.

DEFAULTS; REMEDIES.

Events of Default.    The occurrence of any of the following conditions or
     events shall be an event of default ("Event of Default"):

               8.1(a)    Failure to pay the principal of any Advance when due,
          whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this Agreement within 10 days after the due date; or failure to pay, within any applicable grace period, any other Obligations of the Borrower due the Lender; or

               8.1(b)    Failure of the Guarantor or any of its Subsidiaries to
          pay, or any default in the payment of any principal or interest on, any other Debt within any period of grace provided; breach or default with respect to any material term of any other Debt or of any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such breach or default is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, Debt of the Guarantor and its Subsidiaries in the aggregate amount of $100,000 or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

               8.1(c)    Failure of the Borrower to perform or comply with any
          term or condition applicable to it contained in Sections 6.3, 6.12 and
          6.13 or in any Section of Article 7 of this Agreement; or

               8.1(d)    Any of the Borrower's representations or warranties
          made or deemed made herein or in any other Loan Document (other than the representations and warranties set forth in Section 5.15 hereof), or in any statement or certificate at any time given by the Borrower in writing pursuant hereto or thereto shall be inaccurate or incomplete in any material respect on the date as of which made or deemed made; or

               8.1(e)    The Borrower shall default in the performance of or
          compliance with any term contained in this Agreement or any other Loan Document other than those referred to above in Subsections 8.1(a), 8.1(c) or 8.1(d) and such default shall not have been remedied or waived within 30 days after the earliest of (i) receipt by the Borrower of Notice from the Lender of such default, (ii) receipt by the Lender of Notice from the Borrower of such default, or
          (iii) the date the Borrower should have notified the Lender of such default pursuant to Section 6.6(c); or

               8.1(f)(1)    A court having jurisdiction shall enter a decree or
          order for relief in respect of the Guarantor, either Borrower or any Subsidiary of either Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Guarantor, either Borrower or any Subsidiary of either Borrower now or hereafter in effect, which decree or order is not stayed; the Guarantor, either Borrower or any Subsidiary of either Borrower shall consent to the entry of any such decree or order; or a filing of a voluntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Guarantor, either Borrower or any Subsidiary of either Borrower has occurred; or any other similar relief shall be granted under any applicable federal or state law; or
          (2) the filing of an involuntary case in respect of the Guarantor, either Borrower or any Subsidiary of either Borrower or under any applicable bankruptcy, insolvency or other similar law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Guarantor, either Borrower or any Subsidiary of either Borrower, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim or permanent receiver, trustee or other custodian of the Guarantor, either Borrower or any Subsidiary of either Borrower for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Guarantor, either Borrower or any Subsidiary of either Borrower, and the continuance of any such events in Subsection (2) above for 60 days unless dismissed, bonded off or discharged; or

               8.1(g)    The Guarantor, either Borrower or any Subsidiary of
          either Borrower shall consent to the
          appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Guarantor, either Borrower or any Subsidiary of either Borrower of any assignment for the benefit of creditors; or the inability or failure of either Borrower or any Subsidiary of either Borrower, or the admission by the Guarantor, either Borrower or any Subsidiary of either Borrower in writing of its inability, to pay its debts as such debts become due; or

               8.1(h)    Failure of the Borrower to perform any contractual
          obligations which it may have to repurchase Mortgage Loans, if such obligations in the aggregate exceed $1,000,000; or

               8.1(i)    Any money judgment, writ or warrant of attachment, or
          similar process involving in any case an amount in excess of $100,000 shall be entered or filed against the Guarantor or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 30 days or in any event later than 5 days prior to the date of any proposed sale thereunder; or

               8.1(j)    Any order, judgment or decree shall be entered against
          the Borrower decreeing the dissolution or split up of the Borrower and such order shall remain undischarged or unstayed for a period in excess of 20 days; or

               8.1(k)    Any Plan maintained by the Guarantor or any of its
          Subsidiaries shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States District Court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof the Guarantor's liability or any such Subsidiary's liability (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than $25,000 (or in the case of a termination involving the Guarantor or any of its Subsidiaries as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

               8.1(l)    The Guarantor or any of its Subsidiaries as employer
          under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $25,000; or

               8.1(m)    The Borrower shall purport to disavow its obligations
          hereunder or shall contest the validity or enforceability hereof; the Guarantor shall purport to disavow its obligations under the Guaranty or shall contest the validity or enforceability hereof; or the Lender's security interest on any portion of the Collateral shall become unenforceable or otherwise impaired; provided that, subject to the Lender's approval, no Event of Default shall occur as a result of such impairment if all Advances made against any such Collateral shall be paid in full within 10 days of the date of such impairment; or

               8.1(n)    Bingham shall cease to own, directly or indirectly, all
          of the capital stock of the Borrowers; or

               8.1(o)    Daniel Bober shall cease to be the President of
          Bloomfield Acceptance and a managing member or similar controlling participant of Bloomfield Servicing; or

               8.1(p)    A material adverse change occurs, or is reasonably
          likely to occur, in the business condition (financial or otherwise), operations, properties or prospects of the Borrower, or in the ability of the Borrower to repay the Obligations; or

         8.1(q)    Any Lien for any taxes, assessments or other governmental
charges (i) is filed against the Borrower or any of its property, or is otherwise enforced against the Borrower or any of its property, or (ii) obtains priority that is equal or greater than the priority of the Lender's security interest in any of the Collateral or

               8.1(r)    The audited financial statements of Bingham as of
          September 30, 1999, when delivered to the Lender pursuant to Section 6.2(a), differ in any material respect from the financial statements of Bingham described in Section 4.1(a)(11) above.

Remedies.

               8.2(a)    Upon the occurrence of any Event of Default described
          in Sections 8.1(f) or 8.1(g), the Commitment shall be terminated and the unpaid principal amount of and accrued interest on the Note and all other Obligations shall automatically become due and payable, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Borrower.

               8.2(b)    Upon the occurrence of any Event of Default, other than
          those described in Sections 8.1(f) and 8.1(g), the Lender may, by Notice to the Borrower, terminate the Commitment and/or declare all Obligations to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Lender to make any Advances shall thereupon terminate.

               8.2(c)    Upon the occurrence of any Event of Default, the Lender
          may also do any of the following:

                    (1) Foreclose upon or otherwise enforce its security interest in and Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for hereunder.

                    (2) Notify all obligors in respect of Collateral that the Collateral has been assigned to the Lender and that all payments thereon are to be made directly to the Lender or such other party as may be designated by the Lender; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any Investor or any portion of the Collateral, on terms acceptable to the Lender; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in, such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

                    (3) Act, or contract with a third party to act, as servicer or subservicer of each item of Collateral requiring servicing and perform all obligations required in connection with Servicing Contracts and Purchase Commitments, such third party's fees to be paid by the Borrower.

                    (4) Require the Borrower to assemble the Collateral and/or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender.

                    (5) Enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and obtain access to the Borrower's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner the Lender deems necessary for the purpose of effectuating its rights under this Agreement and any other Loan Document.

                    (6) Prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Lender deems appropriate.

                    (7) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of Minnesota or other applicable law, including, but not limited to, selling or otherwise disposing of the Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Lender may determine, including, without limitation, sale pursuant to any applicable Purchase Commitment. If notice is required under such applicable law, the Lender will give the Borrower not less than 10 days' notice of any such public sale or of the date after which any private sale may be held. The Borrower agrees that 10 days' notice shall be reasonable notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Lender may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose the pledge of and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction, or both.

                    (8)  Proceed against the Borrower on the Note.

                    8.2(d) The Lender shall incur no liability as a result of
               the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. The Borrower hereby waives (to the extent permitted by law) any claims it may have against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree. Any sale of Collateral pursuant to the terms of a Purchase Commitment, or any other disposition of Collateral arranged by the Borrower, whether before or after the occurrence of an Event of Default, shall be deemed to have been made in a commercially reasonable manner.

                    8.2(e)    The Borrower acknowledges that Mortgage Loans and
               Mortgage-backed Securities are collateral of a type which is customarily sold on a recognized market. The Borrower waives any right it may have to prior notice of the sale of any Pledged Mortgage or Pledged Security, and agrees that the Lender may purchase any Pledged Mortgages or Pledged Securities at a private sale of such Collateral.

                    8.2(f)    The Borrower specifically waives and releases (to
               the extent permitted by law) any equity or right of redemption, all rights of redemption, stay or appraisal which the Borrower has or may have under any rule of law or statute now existing or hereafter adopted, and any right to require the Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Lender shall not be required to take any steps necessary to preserve any rights of the Borrower against holders of mortgages prior in lien to the Lien of any Mortgage included in the Collateral or to preserve rights against prior parties.

                    8.2(g)    The Lender may, but shall not be obligated to,
               advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the Default Rate, from the time of payment until repaid, shall become a part of the principal balance outstanding hereunder and under the Note.

                    8.2(h) No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Borrower to the extent permitted by law. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

                    8.2(i) Upon the occurrence of an Event of Default, the
               Lender is hereby granted a license or other right to use, without charge, the Borrower's computer programs, other programs, labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and the Borrower's rights under all licenses and all other agreements related to the foregoing shall inure to the Lender's benefit until the Obligations are paid in full.

Application of Proceeds.    The proceeds of any sale, disposition or other
     enforcement of the Lender's security interest in all or any part of the Collateral shall be applied by the Lender to the Obligations in such order as the Lender, in its sole and absolute discretion, shall determine:

          First, to the payment of the costs and expenses of such sale or enforcement, including reasonable compensation to the Lender's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Lender in connection therewith;

          Second, to the payment of the Obligations in such order as the Lender, in its sole discretion, determines; and

          Finally, from and after the indefensible payment to the Lender of all of the Obligations, any remaining proceeds shall be paid to the Borrower, or to its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          If the proceeds of any sale, disposition or other enforcement are insufficient to cover the costs and expenses of the sale, and the payment in full of all Obligations, the Borrower will remain liable for any deficiency.

Lender Appointed Attorney-in-Fact.    The Lender is hereby appointed the
     attorney-in-fact of the Borrower, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the Borrower or in its own name, to endorse all Pledged Mortgages or Pledged Securities payable to the order of the Borrower, to change or cause to be changed the book-entry registration or name of subscriber or Investor on any Pledged Security, or to receive, endorse and collect all checks made payable to the order of the Borrower representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Mortgages or Pledged Securities and to give full discharge for the same.

Right of Set-Off.    If the Borrower shall default in the payment of the Note,
     any interest accrued thereon, or any other sums which may become payable hereunder when due, or in the performance of any of its other obligations or liabilities under this Agreement, the Lender, shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all property or indebtedness of any kind at any time held or owing by the Lender to or for the credit or the account of the Borrower against and on account of the Obligations of the Borrower under the Note and this Agreement, irrespective of whether or not the Lender shall have made any demand hereunder and whether or not said Obligations shall have matured.

NOTICES.

     All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telecopied or mailed, first class or delivered by overnight courier, return receipt requested, postage prepaid, addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person, by telecopy or by overnight courier, or if mailed, on the date of receipt as noted on the return receipt, addressed as follows:

     if to the Borrower:  Bloomfield Acceptance Company, L.L.C.
                          Bloomfield Servicing Company, L.L.C.
                          260 East Brown Street, Suite 200
                          Birmingham, Michigan 48009
                          Attn:  Daniel Bober, President
                          Telecopier No.:  (248) 644-5760

     if to the Lender:    Residential Funding Corporation
                          4800 Montgomery Lane, Suite 300
                          Bethesda, Maryland  20814
                          Attention: Margaret Whitesides, Director
                          Telecopier No.: (301) 215-7212

     The Borrower shall: (a) pay a documentation production fee of $7,500 in connection with the preparation and negotiation of this Agreement; (b) pay such additional documentation production fees as the Lender may require and all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees, service charges and disbursements of counsel (including allocated costs of internal counsel), in connection with the amendment, enforcement and administration of this Agreement, the Note, and other Loan Documents and the making and repayment of the Advances and the payment of interest thereon; (c) indemnify, pay, and hold harmless the Lender and any holder of the Note from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Lender and the holder or holders of the Note harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and (d) indemnify, pay and hold harmless the Lender and any of its officers, directors, employees or agents and any subsequent holder of the Note (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation, the reasonable fees and disbursements of counsel of the Indemnitees (including allocated costs of internal counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) which may be imposed upon, incurred by or asserted against such Indemnitees in any manner relating to or arising out of this Agreement, the Note, or any other Loan Document or any of the transactions contemplated hereby or thereby (the "Indemnified Liabilities"); provided, however, that the Borrower shall have no obligation hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of any such Indemnitees. To the extent that the undertaking to indemnify, pay and hold harmless as set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The agreement of the Borrower contained in this Subsection (d) shall survive the expiration or termination of this Agreement and the payment in full of the Note. Attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

11.  FINANCIAL INFORMATION.

     All financial statements and reports furnished to the Lender hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at the end of and for the last fiscal year ended (except to the extent otherwise required to conform to good accounting practice).

MISCELLANEOUS.

Terms Binding Upon Successors; Survival of Representations.    The terms and
     provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Borrower shall survive the making of any Advance and the execution of the Note, and shall be effective so long as the Commitment is outstanding hereunder or there remain any Obligations to be paid or performed.

Assignment.    This Agreement cannot be assigned by the Borrower. This Agreement and the Note along with the Lender's security interest in any or all of the Collateral, may, at any time, be transferred or assigned, in whole or in part, by the Lender, and any assignee thereof may enforce this Agreement, the Note and its security interest in the Collateral so assigned.

Amendments.    Except as otherwise provided in this Agreement, this Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is set forth in a writing signed by the parties hereto.

Governing Law.    This  Agreement and the other Loan  Documents  shall be
     governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws.

     Participations.    The Lender may at any time sell, assign or grant
     participations in, or otherwise transfer to any other Person (a "Participant"), all or part of the Obligations. Without limitation of the exclusive right of the Lender to collect and enforce such Obligations, the Borrower agrees that each disposition will give rise to a debtor-creditor relationship of the Borrower to the Participant, and the Borrower authorizes each Participant, upon the occurrence of an Event of Default, to proceed directly by right of setoff, banker's lien, or otherwise, against any assets of the Borrower which may be in the hands of such Participant. The Borrower authorizes the Lender to disclose to any prospective Participant and any Participant any and all information in the Lender's possession concerning the Borrower, this Agreement and the Collateral.

Relationship of the Parties.    This Agreement provides for the making of
     Advances by the Lender, in its capacity as a lender, to the Borrower, in its capacity as a borrower, and for the payment of interest, repayment of principal by the Borrower to the Lender, and for the payment of certain fees by the Borrower to the Lender. The relationship between the Lender and the Borrower is limited to that of creditor/secured party, on the one hand, and debtor, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Lender to protect its interests as lender in assuring payments of interest and repayment of principal and payment of certain fees, and nothing contained in this Agreement shall be construed as permitting or obligating the Lender to act as a financial or business advisor or consultant to the Borrower, as permitting or obligating the Lender to control the Borrower or to conduct the Borrower's operations, as creating any fiduciary obligation on the part of the Lender to the Borrower, or as creating any joint venture, agency, or other relationship between the parties hereto other than as explicitly and specifically stated in this Agreement. The Borrower acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein. The Borrower further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to the Lender for credit and to execute and deliver this Agreement.

Severability.    If any provision of this Agreement shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable.

Operational Reviews.    From time to time upon request, the Borrower shall
     permit the Lender or its representative access to its premises and records for the purpose of conducting a review of the Borrower's general mortgage business methods, policies, and procedures, auditing loan files and reviewing financial and operational aspects of the Borrower's business.

Consent to Credit References.    The Borrower hereby consents to the disclosure
     of information regarding the Borrower and its relationships with the Lender to Persons making credit inquiries to the Lender. This consent is revocable by the Borrower at any time upon Notice to the Lender as provided in
     Section 9 hereof.

Consent to Jurisdiction.    The Borrower hereby agrees that any action or
     proceeding under the Loan Documents, the Note or any document delivered pursuant hereto may be commenced against it in any court of competent jurisdiction within the State of Minnesota, by service of process upon the Borrower by first class registered or certified mail, return receipt requested, addressed to the Borrower at its address last known to the Lender. The Borrower agrees that any such suit, action or proceeding arising out of or relating to this Agreement or any other such document may be instituted in the Hennepin County, State District Court or in the United States District Court for the District of Minnesota at the option of the Lender; and the Borrower hereby waives any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction or court.

Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

Entire Agreement.    This Agreement, the Note and the other Loan Documents
     represent the final agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof, and may not be contradicted by evidence of prior or contemporaneous oral agreements among such parties. There are no oral agreements among the parties with respect to the subject matter hereof and thereof.

WAIVER OF JURY TRIAL.    THE BORROWER AND THE LENDER EACH HEREBY (A) COVENANTS
     AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) FULLY WAIVES ANY RIGHT TO TRIAL BY JURY TO THE EXTENT THAT ANY SUCH RIGHT NOW EXISTS OR HEREAFTER ARISES. THE LENDER AND THE BORROWER EACH GIVES THIS WAIVER OF RIGHT TO JURY TRIAL KNOWINGLY AND VOLUNTARILY. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE BORROWER AND THE LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE FOR WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER AND THE BORROWER ARE EACH HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE BORROWER AND THE LENDER EACH HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY, INCLUDING THE OTHER PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF ITS REPRESENTATIVES OR AGENTS THAT THE OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              BLOOMFIELD ACCEPTANCE COMPANY, L.L.C.,
                              a Michigan limited liability company


                              By: /s/ Daniel E. Bober
                                 -----------------------------------
                              Its:    President
                                  ----------------------------------


                              BLOOMFIELD SERVICING COMPANY, L.L.C.,
                              a Michigan limited liability company


                              By: /s/ John Spalding
                                 ------------------------------------
                              Its:    President
                                  -----------------------------------

                              RESIDENTIAL FUNDING CORPORATION,
                              a Delaware corporation


                              By: /s/ Margaret Whitesides
                                 ------------------------------------
                              Its:    Director

STATE OF    Michigan     )
         ---------------
                         ) ss
COUNTY OF   Oakland      )
         ---------------
     On March 15, 2000 before me, a Notary Public, personally appeared
Daniel E. Bober, the President of BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., a Michigan corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                   Notary Public /s/ Anna M. Betts
  (SEAL)                           My Commission Expires: 11/24/00
                                                          --------

STATE OF      Michigan   )
          --------------
                         ) ss
COUNTY OF     Oakland    )
          --------------
     On March 15, 2000 before me, a Notary Public, personally appeared
John Spalding, the President of BLOOMFIELD SERVICING COMPANY, L.L.C., a
Michigan corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                   Notary Public /s/ Anna M. Betts
  (SEAL)                           My Commission Expires: 11/24/00
                                                          --------

STATE OF    Maryland     )
         ---------------
                         ) ss
COUNTY OF   Montgomery   )
          --------------
     On March 31, 2000 before me, a Notary Public, personally appeared
Margaret Whitesides, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                   Notary Public /s/ Alaeta S. Myers
  (SEAL)                           My Commission Expires: 11/1/00
                                                          -------

                                                                     EXHIBIT A-1


                          WAREHOUSING PROMISSORY NOTE

$25,000,000                                             Date:     March 15, 2000


     FOR VALUE RECEIVED, the undersigned, BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., a Michigan limited liability company ("Bloomfield Acceptance") and BLOOMFIELD SERVICING COMPANY, L.L.C., a Michigan corporation ("Bloomfield Servicing") (Bloomfield Acceptance and Bloomfield Servicing collectively, hereinafter sometimes referred to as "Co-Borrowers"), hereby promise to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of $25,000,000 or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse line of credit in the above amount and is the Warehousing Promissory Note referred to in that certain Warehousing Credit and Security Agreement ("the Agreement") dated the date hereof between the Co-Borrowers and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Co-Borrowers agree to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Co-Borrowers hereby waive demand, notice, protest and presentment.

     The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of each Co-Borrower and shall constitute the joint and several obligation of each Co-Borrower and shall be fully binding upon and enforceable against each Co-Borrower. The release of any party to this Note shall not affect or release the joint and several liability of any other party. The Lender may at its option enforce this Note against one or all of the Co-Borrower, and the Lender shall not be required to resort to enforcement against each Co-Borrower and the failure to proceed against or join each Co-Borrower shall not affect the joint and several liability of each Co-Borrower.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Co-Borrowers have executed this Note as of the day and year first above written.

                              BLOOMFIELD ACCEPTANCE COMPANY, L.L.C.,
                              a Michigan limited liability company

                              By:_______________________________________________

                              Its:______________________________________________


                              BLOOMFIELD SERVICING COMPANY, L.L.C.,
                              a Michigan limited liability company

                              By:_______________________________________________

                              Its:______________________________________________

STATE OF____________)
                    )  ss
COUNTY OF___________)

     On ______________________, 2000 before me, a Notary public, personally appeared ____________________________, the _______________________ of
BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., a Michigan limited liability company, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                   _____________________________________________
                                   Notary Public
(SEAL)                             My Commission Expires:_______________________


STATE OF____________)
                    )  ss
COUNTY OF___________)


     On ______________________, 2000 before me, a Notary Public, personally appeared ____________________________, the _______________________ of
BLOOMFIELD SERVICING COMPANY, L.L.C., a Michigan limited liability company, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                   _____________________________________________
                                   Notary Public
(SEAL)                             My Commission Expires:_______________________

                                                                     EXHIBIT A-2

                           BRIDGE LOAN PROMISSORY NOTE

$25,000,000                                             Date:     March 15, 2000


     FOR VALUE RECEIVED, the undersigned, BLOOMFIELD ACCEPTABLE COMPANY, L.L.C., a Michigan limited liability company ("Bloomfield Acceptance") and BLOOMFIELD SERVICING COMPANY, L.L.C., a Michigan limited liability company ("Bloomfield Servicing") (Bloomfield Acceptance and Bloomfield Servicing collectively, hereinafter, sometimes referred to as "Co-Borrowers"), hereby promise to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of $25,000,000 or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse line of credit in the above amount and is the Bridge Promissory Note referred to in that certain Warehousing Credit and Security Agreement ("the Agreement") dated the date hereof between the Co-Borrowers and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Co-Borrowers agree to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Co-Borrowers hereby waive demand, notice, protest and presentment.

     The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of each Co-Borrower and shall constitute the joint and several obligation of each Co-Borrower and shall be fully binding upon and enforceable against each Co-Borrower. The release of any party to this Note shall not affect or release the joint and several liability of any other party. The Lender may at its option enforce this Note against one or all of the Co-Borrower, and the Lender shall not be required to resort to enforcement against each Co-Borrower and the failure to proceed against or join each Co-Borrower shall not affect the joint and several liability of each Co-Borrower.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Co-Borrowers have executed this Note as of the day and year first above written.

                                   BLOOMFIELD ACCEPTANCE COMPANY, L.L.C.,
                                   a Michigan limited liability company


                                   By:__________________________________________

                                   Its:_________________________________________


                                   BLOOMFIELD SERVICING COMPANY, L.L.C.,
                                   a Michigan limited liability company


                                   By:__________________________________________

                                   Its:_________________________________________

STATE OF_____________)
                     )  ss
COUNTY OF____________)

     On ______________________, 2000 before me, a Notary Public, personally appeared ____________________________, the _______________________ of
BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., a Michigan limited liability company, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   _____________________________________________
                                   Notary Public
(SEAL)                             My Commission Expires:_______________________


STATE  OF______________)
                       )   ss
COUNTY OF______________)


          On _________________,2000 before me, a Notary Public, personally appeared ____________________________, the _______________________ of
BLOOMFIELD SERVICING COMPANY, L.L.C., a Michigan limited liability company, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   _____________________________________________
                                   Notary Public
(SEAL)                             My Commission Expires:_______________________

                                                                       EXHIBIT B
                                    GUARANTY

     THIS GUARANTY, made and entered into as of this 15th day of March, 2000, by BINGHAM FINANCIAL SERVICES CORPORATION, a Michigan corporation (the "Guarantor"), to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake Blvd., Suite
600, Minneapolis, Minnesota 55437.

                                    RECITALS

     A. BLOOMFIELD SERVICING COMPANY, L.L.C., a Michigan limited liability company ("Bloomfield Servicing") and BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., a Michigan limited liability company ("Bloomfield Acceptance") (Bloomfield Servicing and Bloomfield Acceptance are referred to herein, collectively or individually, as the context may require, as the "Borrower") and the Lender have agreed that the Lender will extend a warehouse line of credit to the Borrower in the aggregate principal amount of $50,000,000 (the "Loan") to finance the making and purchasing of Mortgage Loans.

     B. The Loan is evidenced by a Warehousing Promissory Note and Bridge Loan Promissory Note, each dated of even date herewith from the Borrower to the Lender, as the same may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement of such Promissory Notes (the "Notes") and by a Warehousing Credit and Security Agreement of even date herewith, as the same may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement of such agreement (the "Agreement").

     C. The Guarantor is the direct or indirect owner of all of the issued and outstanding capital stock of the Borrower and will derive benefit from the Loan.

     D. As a condition to making the Loan, the Lender has required that the Guarantor execute and deliver this Guaranty. In order to induce the Lender to make Advances under the Agreement, to accept the Notes and the Agreement, the Guarantor has agreed to give this Guaranty.

     E. The Lender has refused to make Advances under the Agreement unless this Guaranty is executed by the Guarantor and delivered to Lender.

                                   AGREEMENT


     NOW, THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby covenants and agrees with the Lender as follows:

     1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms in the Agreement.

     2. The Guarantor hereby irrevocably, unconditionally and absolutely guarantees to the Lender the due and prompt payment, and not just the collectibility, of the principal of, and interest, fees and late charges and all other indebtedness, if any, on the Notes when due, whether at maturity, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of the Notes and the Agreement, whether now existing or hereafter created or arising.

     3. The Guarantor further hereby irrevocably, unconditionally and absolutely guarantees to the Lender the due and prompt performance by the Borrower of all duties, agreements and obligations of the Borrower contained in the Notes and the Agreement, and the due and prompt payment of all costs and expenses incurred, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses), in enforcing the payment and performance of the Notes and the Agreement and this Guaranty (the payment and performance of the items set forth in Paragraphs 2 and 3 of this Guaranty are collectively referred to as the "Guaranteed Debt").

     4. In the event the Borrower shall at any time fail to pay the Lender any principal of or interest on or other sums constituting any Guaranteed Debt when due, whether by acceleration or otherwise, the Guarantor promises to pay such amount to the Lender forthwith, together with all collection costs and expenses, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses). Any sum required to be paid by the Guarantor to the Lender pursuant to this Guaranty shall bear interest from the date such sum becomes due until paid at a per annum rate equal to the Default Rate.

     5. The Guarantor hereby authorizes the Lender, following the occurrence of an Event of Default, without notice or demand, to apply any property, balances, credits, accounts or moneys of the Guarantor then in the possession of Lender, or standing to the credit of the Guarantor, to the payment of such Guaranteed Debt.

     6. The Guarantor does hereby (a) agree to any modifications of any terms or conditions of any Guaranteed Debt and/or to any extensions or renewals of time of payment or performance by the

Borrower; (b) that it shall not be necessary for the Lender to resort to legal remedies against the Borrower before proceeding hereunder, nor to take any action against any other Person obligated (an "Obligor") for payment or performance of the Guaranteed Debt or against any collateral for the Guaranteed Debt before proceeding against the Guarantor; (c) agree that no release of the Borrower or any other guarantor or Obligor, and no release, exchange or nonperfection of any collateral for the Guaranteed Debt, whether by operation of law or by any act or failure to act by the Lender, with or without notice to the Guarantor, shall release the Guarantor; (d) waive presentment, demand, notice of demand, dishonor, notice of dishonor, protest, and notice of protest and any other notice with respect to any Guaranteed Debt and this Guaranty, and promptness in commencing suit against any party thereto or liable thereon and/or in giving any notice to or making any claim or demand hereunder upon the Guarantor; (e) waive any defense arising by reason of any disability or other defense of the Borrower for payment of the Guaranteed Debt or any part thereof or by reason of the cessation from any cause whatsoever of the liability of the Borrower therefor other than full payment of the Guaranteed Debt; or (f) waive, to the extent permitted by law, all benefit of valuation, appraisement, and exemptions under the laws of the State of Minnesota or any other state or territory of the United States.

     7. The obligations of the Guarantor hereunder shall be primary, absolute and unconditional, and shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) the genuineness, validity, regularity or enforceability of, or any amendment or change in the Agreement or the Notes, or any change in or extension of the manner, place or terms of payment of, all or any portion of the Guaranteed Debt; (b) the taking or failure to take any action to enforce the Agreement or the Notes, or the exercise or failure to exercise any remedy, power or privilege contained therein or available at law or otherwise, or the waiver by the Lender of any provisions of the Agreement or the Notes; (c) any impairment, modification, change, release or limitation in any manner of the liability of the Borrower or its estate in bankruptcy, or of any remedy for the enforcement of the Borrower's liability, resulting from the operation of any present or future provision of the bankruptcy laws or any other statute or regulation, or the dissolution, bankruptcy, insolvency, or reorganization of the Borrower; (d) the merger or consolidation of the Borrower, or any sale or transfer by the Borrower of all or part of its assets or property; (e) any claim the Guarantor may have against any other Obligor, including any claim of contribution; (f) the release, in whole or in part, of any other guarantor (if more than one), the Borrower or any other Obligor; (g) any settlement or compromise with any Obligor with respect to any Guaranteed Debt and/or the subordination of the payment of the Guaranteed Debt or any part thereof to the payment of any other debts or claims which may at any time be due and owing to the Lender and/or any other Person; or (h) any other action or circumstance which (with or without notice to or knowledge of the Guarantor) may or might in any manner or to any extent vary the risks of the Guarantor hereunder or otherwise constitute a legal or equitable discharge or defense, it being understood and agreed by the Guarantor that the obligations under this Guaranty shall not be discharged except by the full payment and performance of the Guaranteed Debt.

     8. The Lender shall have the right to determine how, when and what application of payments and credits, if any, whether derived from the Borrower or from any other source, shall be made on the Guaranteed Debt and any other indebtedness owed by the Borrower and/or any other Obligor to the Lender. The Lender shall be under no obligation to marshal any assets in favor of the Guarantor or in payment of all or any part of the Guaranteed Debt.

     9. The Guarantor hereby agrees, for the benefit of the Lender, not to assert any claim or other rights that the Guarantor may now have or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of the Guarantor's obligations hereunder, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Lender against the Company or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Company directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other right, until the Guaranteed Debt has been paid and performed in full. If any amount shall be paid to the Guarantor in respect of any such claim or other right before the Guaranteed Debt has been paid and performed in full, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Debt, whether matured or unmatured. In addition, to the extent permitted by law, the Guarantor irrevocably releases and waives any such subrogation rights or rights of reimbursement, exoneration, contribution or indemnity if and to the extent any such right or rights would give rise to a claim under the U.S. Bankruptcy Code that payments or transfers to the Lender with respect to the Guaranteed Debt constitute a preference in favor of the Guarantor or a claim under the U.S. Bankruptcy Code that the preference is recoverable from the Lender.

     10. The Guarantor waives any and all rights, benefits and defenses available to sureties and creditors which might otherwise be available to the Guarantor under Sections 2787 to 2855 inclusive, 2899 and 3433 of the California Civil Code, as amended or recodified from time to time, and the benefit of any statute Of limitations affecting the liability of the Guarantor hereunder or the enforcement hereof, including, without limitation any rights arising under
Section 359.5 of the California Code of Civil Procedure. Additionally, the Guarantor waives the right to require the Lender to comply with the provisions of Section 9504 of the California Commercial Code, as amended or recodified from time to time. The Guarantor also waives all rights and defenses that the Guarantor may have because any Guaranteed Debt is secured by real property. This means, among other things: (1) the Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Company or any other Obligor; (2) if the Lender forecloses on any real property collateral pledged by the Company or any other Obligor: (a) the amount of the Guaranteed Debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (b) the Lender may collect from the Guarantor even if the Lender, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Company. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Guaranteed Debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon
Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

     11. No postponement or delay on the part of the Lender in the enforcement of any right hereunder shall constitute a waiver of such right and all rights of the Lender hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Lender in any other agreement or by law.

     12. If any provision hereof shall be or shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and affect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable and this Guaranty shall be so construed.

     13. This Guaranty shall be governed in all respects by the laws of the State of Minnesota, other than its principles of conflicts of law, and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

     14. The Guarantor hereby agrees that any action or proceeding under this Guaranty may be commenced against the Guarantor in any court of competent jurisdiction within the State of Minnesota, by service of process upon the Guarantor by first class registered or certified mail, return receipt requested, addressed to the Guarantor at the Guarantor's address last known to the Lender. The Guarantor agrees that any such suit, action or proceeding arising out of or relating to this Guaranty may be instituted in the District Court of Hennepin County, Minnesota or in the United States District Court for the District of Minnesota, at the option of the Lender; and the Guarantor hereby waives any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any such court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction or court.

     15.  The Guarantor hereby represents and warrants to the Lender as follows:

     (a) Organization and Qualification. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Guarantor is duly qualified to do business as a foreign corporation and in good standing in all jurisdictions in which the ownership of its properties or the nature of its activities, or both, makes such qualification necessary.

     (b) Authority and Authorization. The Guarantor has full corporate power and authority to execute, deliver and carry out the provisions of this Guaranty and to perform its obligations hereunder, and all such action has been duly and validly authorized by all necessary corporate proceedings on its part.

     (c) Financial Statements. All financial statements and data which have heretofore been given to the Lender with respect to the Guarantor fairly present the financial condition of the Guarantor as of the date hereof, and, since the date thereof, there has been no material adverse change in the financial condition of the Guarantor. The Guarantor shall promptly deliver to the Lender, or to the Borrower in time for the Borrower to deliver the same to the Lender, all financial statements and tax returns of the Guarantor required by the Agreement.

     (d) Address. The address of the Guarantor as specified below is true and correct and until the Lender shall have actually received a written notice specifying a change of address and specifically requesting that notices be issued to such changed address, the Lender may rely on the address stated as being accurate.

     (e) No Default. The Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental authority, in the payment of any material debt for borrowed money or under any material agreement evidencing or securing any such debt.

     (f) Solvent. The Guarantor is now solvent, and no bankruptcy or insolvency proceedings are pending or to the best of the Guarantor's knowledge contemplated by or against the Guarantor.

     (g) Relationship to the Borrower. The value of the consideration received and to be received by the Guarantor is reasonably worth at least as much as the liability and obligation of the Guarantor incurred or arising under this Guaranty. The Guarantor has had full and complete access to the Agreement and the Notes and all other loan documents relating to the Obligations and the Guaranteed Debt, has reviewed them and is fully aware of the meaning and effect of their contents. The Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. The Guarantor has adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower's financial condition, and is not depending on the Lender to provide such information, now or in the future. The Guarantor agrees that the Lender shall not have any obligation to advise or notify the Guarantor or to provide the Guarantor with any data or information. The execution and delivery of this Guaranty is not given in consideration of (and the Lender has not in any way implied that the execution of this Guaranty is given in consideration of) the Lender's making, extending or modifying any loan to the Guarantor or to any other financial accommodation to or for the Guarantor.

     (h) Litigation. There is not now pending against or affecting the Guarantor, nor to the knowledge of the Guarantor is there threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely determined, would materially impair or affect the financial condition of the Guarantor.

     (i) Taxes. The Guarantor has filed all federal, state, provincial, county, municipal and other income tax returns required to have been filed by the Guarantor and has paid all taxes that have become due pursuant to such returns or pursuant to any assessments received by the Guarantor, and the Guarantor does not know of any basis for any material additional assessment against it in respect of such taxes.

     16. Neither the death nor the release of any person or party to this Guaranty or any other guaranties of the Agreement and the Notes shall affect or release the liability of the Guarantor. The obligations of the Guarantor hereunder shall be in addition to any obligations of the Guarantor under any other guaranties of the Guaranteed Debt and/or any obligations of the Borrower or any other Persons heretofore given or hereafter to be given to the Lender, and this Guaranty shall not affect or invalidate any such other guaranties. The liability of the Guarantor to the Lender shall at all times be deemed to be the aggregate liability of the Guarantor under the terms of this Guaranty and of any other guaranties heretofore or hereafter given by the Guarantor to the Lender.

     17. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Guarantor shall in any case entitle it to any other or further notice or demand in similar or other circumstances.

     18. All notices that may be required or otherwise provided for or contemplated under the terms of this Guaranty for any party to serve upon or give to any other shall, whether or not so state, be in writing, and if not so in writing shall not be deemed to have been given, and be either personally served, sent by reputable overnight courier service, or sent with return receipt requested by registered or certified mail with postage (including registration or certification charges) prepaid, sent to the following address:

          (a) If to the Guarantor, addressed to the address indicated immediately following the Guarantor's signature;

          (b) If to the Lender, addressed to the Lender at its address at #4800 Montgomery Lane, Suite 300, Bethesda, Maryland 20814, Attention: Margaret Whitesides, Director.

Such addresses may be changed from time to time by written notice to the other parties given in the same manner. Any matter so served upon or sent to the Guarantor or the Lender in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) upon personal delivery, if personally delivered, (ii) on the date following delivery to the courier service, if sent by courier service, (iii) upon electronic confirmation of receipt, if sent by facsimile, (or, if such electronic confirmation indicates receipt after regular business hours, the following Business Day) and (iv) on the date of receipt as noted on the return receipt, if sent by registered or certified mail, except that notices of changes of address shall not be effective until actual receipt.

     19. Any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the indebtedness of the Borrower to the Lender, and such indebtedness of the Borrower to the Guarantor shall, if the Lender so requests, be collected, enforced and received by the Guarantor as trustee for the Lender and be paid over to the Lender on account of the indebtedness of the Borrower to the Lender, but without reducing or limiting in any manner the liability of the Guarantor under the other provisions of the Guaranty.

     20. This Guaranty is intended as a final expression of this agreement of guaranty and is intended also as a complete and exclusive statement of the terms of this agreement. No agreement or understanding entered into prior to the date hereof with respect to the subject matter hereof shall be binding upon the Guarantor unless expressed herein. No course of prior dealings between the Guarantor and the Lender, no usage of the trade, and no parole or extrinsic evidence of any nature, shall be used or be relevant to supplement, explain, contradict or modify the terms and/or provisions of this Guaranty.

     21.  Time is of the essence hereof.

     22. THE GUARANTOR, BY ITS EXECUTION AND DELIVERY HEREOF, AND THE LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY (i) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (ii) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE GUARANTOR AND BY THE LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS WAIVER TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER, INCLUDING THE LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO THE GUARANTOR OR ITS REPRESENTATIVES OR AGENTS THAT THE LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty with the intent to be legally bound as of the date first above written.

                                      BINGHAM FINANCIAL SERVICES
                                      CORPORATION, a Michigan corporation

                                      By:
                                         ---------------------------------------
                                      Its:
                                          --------------------------------------

                                       Address:  260 East Brown Street
                                                 Suite 200
                                                 Birmingham, MI 48009
                                       Telephone No.:
                                                    ----------------------------
                                       Telecopier No.:
                                                      --------------------------

STATE OF_________________)
                         )  ss
COUNTY OF________________)

     On                         , 2000 before me, a Notary Public, personally
appeared                               , the                     of BINGHAM
FINANCIAL SERVICES CORPORATION, a Michigan corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   _____________________________________________
                                   Notary Public
(SEAL)                             My Commission Expires:_______________________

                                                                    EXHIBIT C-MF



                   REQUEST FOR ADVANCE AGAINST MORTGAGE LOAN

ELIGIBLE LOAN TYPE:

____  NON-AGENCY MORTGAGE LOAN
____  FANNIE MAE DUS MORTGAGE LOAN
____  SPECIAL FANNIE MAE MORTGAGE LOAN
____  OTHER FANNIE MAE MORTGAGE LOAN
____  FREDDIE MAC MORTGAGE LOAN
____  FHA PROJECT MORTGAGE LOAN  _____ GINNIE MAE REFUNDER
____  FHA CONSTRUCTION MORTGAGE LOAN
____  COMMERCIAL MORTGAGE LOAN
____  BRIDGE MORTGAGE LOAN
STATUS OF ELIGIBLE LOAN;
____  FIRST MORTGAGE LOAN   _____ SECOND MORTGAGE LOAN
____  THIRD PARTY ORIGINATED MORTGAGE LOAN

Loan No.: ________________________  Warehouse Date:     ______________________
Project Name: ____________________  Contract/Pool No.: _______________________

Mortgage Note Amount: ____________  Interest Rate: ___________________________
Mortgage Note Date: ______________
Advance Amount: __________________

Approved Warehouse Amt: __________  Endorsement Amt: _________________________
Cumulative Endorsement Amt: ______

Investor: ________________________  Expiration Date: _________________________
Committed Purchase Price: ________

Title Company/Closing Agent: _________________________________________________
Title Contact Person: ____________  Phone No.: _______________________________
Title Company Address: _______________________________________________________

Security Rate: __ Issue Date: ____  Maturity Date: ___________________________

                           WIRE TRANSFER INFORMATION

Wire Amount: _____________________              Date of Wire: ________________

Receiving Bank: __________________                  ABA No.: _________________

City & State: ________________________________________________________________

Credit Account Name: _____________                 Number: ___________________
Advise: __________________________                  Phone: ___________________


     For the new value this day received, the undersigned hereby creates and grants in favor and for the benefit of RESIDENTIAL FUNDING CORPORATION (the "Lender"), a security interest in and to the Mortgage Loan described above, together with all related Collateral, as more particularly described in the Warehousing Credit and Security Agreement (as amended, supplemented or otherwise modified) between the Company and the Lender.

     The undersigned agrees to cause the Mortgage Note(s) to be delivered to the Lender, on the next Business Day following the date of the Advance made to fund the Mortgage Loan.

BLOOMFIELD ACCEPTANCE COMPANY, L.L.C.       BLOOMFIELD SERVICING COMPANY, L.L.C.
AUTHORIZED SIGNATURE(S)                     AUTHORIZED SIGNATURE(S)

_______________________________________     ____________________________________



                                                      __________________________

                                                                 EXHIBIT C-MF/BR



                         APPROVAL REQUEST FOR ADVANCES
                         AGAINST BRIDGE MORTGAGE LOANS

Mortgage Company Name: ________________________________________________________

Date of Submission: ___________________________________________________________

Mortgagor Name: _______________________________________________________________

Project Name: _________________________________________________________________

Project Address: ___________________________________________

                 ___________________________________________

Property Type: ____________________________

Estimated Note Amount: ____________________

Expected Mortgage Loan Term: ______________

Expected Warehouse Date: __________________

Pursuant to Section 2.2(a) of the Warehousing Credit and Security Agreement (the "Agreement"), attached please find the Credit Underwriting Documents for the Bridge Mortgage Loan described above.

BLOOMFIELD ACCEPTANCE COMPANY, L.L.C.
AUTHORIZED SIGNATURE(S)

________________________________             __________________________________
Name:

Title: _________________________

Based on the information provided herein, Residential Funding Corporation approves the warehousing of the requested Bridge Mortgage Loan subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 of the Agreement and with the procedures set forth in Exhibit D-MF/BR to the Agreement.

APPROVED:

RESIDENTIAL FUNDING CORPORATION

By: _______________________________________

Its: ______________________________________
APPROVAL DATE: ____________________________

                                                                 EXHIBIT C-MF/EO


                          REQUEST FOR EARN-OUT ADVANCE
                          AGAINST BRIDGE MORTGAGE LOAN

Mortgage Company Name: _________________________________________________

Date of Submission: ____________________________________________________

Mortgagor Name: ________________________________________________________

Project Name: __________________________________________________________

Project Address: ____________________________________________

                 ____________________________________________

Property Type: ______________________________

New Note Amount: _____________________

Expected Earn-Out Advance Date: _____________________________

Earn-Out Advance Amount: ____________________________________

Pursuant to Section 2.2(a) of the Warehousing Credit and Security Agreement (the "Agreement"), attached please find the evidence of performance of the original Bridge Mortgage Loan described above.

BLOOMFIELD ACCEPTANCE COMPANY, L.L.C.
AUTHORIZED SIGNATURE(S)


________________________________________     ________________________________
Name:

Title: _________________________________

Based on the information provided herein, Residential Funding Corporation approves the warehousing of the requested Earn-Out Advance.

APPROVED:

RESIDENTIAL FUNDING CORPORATION

By: ____________________________________

Its: ___________________________________

APPROVAL DATE: _________________________

                                                                    EXHIBIT D-MF
                                                                   ESCROWED LOAN

                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
             NON-AGENCY, FANNIE MAE AND FREDDIE MAC MORTGAGE LOANS

     The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The Fannie Mae and Freddie Mac form numbers referred to herein are for convenience only and the Company shall use the equivalent forms required at the time of delivery of the Pledged Mortgage or Pledged Security.

I.   AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE ADVANCE DATE:

     The Lender must receive a letter signed by the Company providing the following information on the Pledged Mortgage:

     (1)  Mortgagor's name;
     (2)  Project name;
     (3)  Company's case/loan number;
     (4)  Expected Advance date;
     (5)  Mortgage Note Amount;
     (6) Name, address, phone number and telecopier number of title company or settlement attorney and contact person.

II.  AT LEAST ONE (1) BUSINESS DAY PRIOR TO THE DATE OF AN ADVANCE:

     The Lender must receive the following:

     (1)  Original or facsimile of the signed Request for Advance
          (Exhibit C-MF);
     (2)  Copy of Company's commitment to mortgagor;
     (3) For Freddie Mac Mortgage Loans a copy of the signed Conventional Multifamily Immediate Delivery Purchase Contract and Prior Approval Conversion Amendment (Freddie Mac Form 64A or the Purchase Agreement for Multifamily PC Swaps);
     (4) For Other Fannie Mae Mortgage Loans, a copy of the Fannie Mae Multifamily Commitment printed from the MCodes System;
     (5) For Fannie Mae DUS Mortgage Loans, a copy of the Fannie Mae Multifamily MBS/DUS Commitment printed from the MCodes System;
     (6) For Non-Agency Mortgage Loans and Commercial Mortgage Loans, a copy of the Purchase Commitment for the Pledged Mortgage;
     (7) If a Mortgage-backed Security is to be issued, a copy of the Purchase Commitment for the Pledged Security;
     (8) Original or facsimile of the Lender escrow instructions letter to the title company or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney to be involved with the transaction;

     (9) If the Company is not the named holder on the Mortgage Note, (a) a copy of the assignment of Mortgage by the mortgagee to the Company which was sent for recordation on or before the date of the Advance, and (b) a copy of the assignments of UCC financing statements by the secured party to the Company which was sent for recordation on or before the date of the Advance;
     (10) Original assignment of the Mortgage, endorsed by the Company in blank, in recordable form but unrecorded;
     (11) Original assignment of the UCC financing statements, endorsed by the Company in blank, in recordable form but unrecorded; and
     (12) Check payable to the Lender for the Warehousing Fee (if applicable) or approval of drafting from the Operating Account.

     Upon receipt of the letter required under Section I above, in form and substance satisfactory to the Lender, the Lender will issue its escrow instruction letter to the title company or the settlement attorney. The Advance, when wired by the Lender to the title company or the settlement attorney, shall be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of the Company or its counsel when authorized by the Lender in its escrow instruction letter. No Advance will be made by the Lender prior to its receipt of all Collateral Documents required under Section II above. Disbursement will be authorized only after the title company or settlement attorney takes possession, on behalf of the Lender, of the signed Mortgage Note, endorsed by the Company in blank and without recourse, and the title company is prepared to issue its title insurance policy. Immediately after disbursement, the title company or settlement attorney shall be required to transmit the Mortgage Note and certified true copy of the title insurance policy directly to the Lender. In the event the Pledged Mortgage is not closed and the related Mortgage recorded by 3:00 p.m. on the date of the Advance, the title company or the settlement attorney is instructed to return the Advance immediately to the Lender.

     The foregoing arrangements, permitting funding of the Advance when the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for the Lender, and before the Mortgage Note is received by the Lender, are for the convenience of the Company. All risk of loss or nondelivery of the Mortgage Note is that of the Company, and the Lender has no liability or responsibility therefor.

III. ON NEXT BUSINESS DAY FOLLOWING THE ADVANCE DATE:

     The Lender must receive the following:

     (1) The original Mortgage Note, endorsed by the Company in blank and without recourse. If the Company is not the named holder of the Mortgage Note, the Mortgage Note must bear an endorsement from the holder to the Company; and

     (2) A copy of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:
          (a) Names as insured the Company and/or the Investor, and their successors and assigns, as their interests may appear;
          (b) Shows effective date and time which is as of the date and time of disbursement of the Advance from escrow; and
          (c) Sets forth an insured amount which is equal to or greater than the Advance amount.

IV. AS SOON AS POSSIBLE FOLLOWING THE ADVANCE DATE, AND NO LATER THAN ONE (1) BUSINESS DAY PRIOR TO THE DATE THE INVESTOR OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED MORTGAGE:

     The Lender must receive the following:

     (1) Signed shipping instructions for the delivery of the Pledged Mortgage including the following:
          (a) Name and address of the Investor or the Approved Custodian to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery;
          (b)  Name of project securing the Pledged Mortgage;
          (c) Date the Investor or the Approved Custodian must receive the Pledged Mortgage; and
          (d)  Instructions for endorsement of the Mortgage Note.
     (2) For Freddie Mac Mortgage Loans, the following additional documents must be received:
          (a) Original Contract Delivery Summary (Freddie Mac Form 381) marked to indicate that the mortgages being delivered are subject to a security interest;
          (b) For cash payments, the signed original Wire Transfer Authorization for a Cash Warehouse Delivery (Freddie Mac Form
               987), showing the Lender as warehouse lender and specifying the Cash Collateral Account as the receiving account for loan purchase proceeds; and
          (c) Completed, but not signed, Warehouse Lender Release of Security Interest (Freddie Mac Form 996), to be signed by the Lender.
     (3) For Other Fannie Mae Mortgage Loans and Fannie Mae DUS Mortgage Loans, the following additional documents must be received:
          (a) For cash payments, the signed original Wire Transfer Request (Fannie Mae Form 4639) or wiring instructions printed from the MCodes System, specifying the Cash Collateral Account as the receiving account for loan purchase proceeds; and
          (b) Executed bailee letter with Schedule A (in form approved by Fannie Mae and the Lender).
     (4) The remainder of the documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide.

     The Lender exclusively shall deliver the Mortgage Note and other original Collateral Documents evidencing the Pledged Mortgage to an Investor or an Approved Custodian, unless otherwise agreed in writing. Upon instruction by the Company, the Lender shall complete the endorsement of the Mortgage Note. If no Mortgage-backed Security is to be issued, the Lender shall deliver the Mortgage Note and the other documents required for shipping to the Investor as specified by the Investor or in the applicable Seller/Servicer Guide with a bailee letter to the Investor who issued the Purchase Commitment for the Pledged Mortgage or to an Approved Custodian for such Investor. If a Mortgage-backed Security is to be issued, the Lender shall deliver the Mortgage Note and the other documents required for shipping with a bailee letter to Fannie Mae or to an Approved Custodian for Fannie Mae.

V. IF A MORTGAGE-BACKED SECURITY IS TO BE ISSUED BY FANNIE MAE, AS SOON AS POSSIBLE FOLLOWING CLOSING, BUT NO LATER THAN ONE (1) BUSINESS DAY PRIOR TO SETTLEMENT DATE FOR A PLEDGED SECURITY:

     The Lender must receive the following:

     (1) If a Mortgage-backed Security is to be issued by Fannie Mae, a copy of the Fannie Mae Wiring Instructions printed from the MCodes System, instructing Fannie Mae to issue the Mortgage-backed Security in the name of the Company, and to deliver the Pledged Security to the Lender's custody account at The Chase Manhattan Bank (CHASE NYC/CUST/G55026);
     (2) If a Mortgage-backed Security is to be issued by Freddie Mac, a Warehouse Lender Release of Security Interest (Freddie Mac Form 996) with security wire instructions completed instructing Freddie Mac to deliver the Pledged Security to the Lender's custody account at The Chase Manhattan Bank (CHASE NYC/CUST/655026); and
     (3)  The signed Securities Delivery Instructions form attached hereto as
          Schedule I.
     Upon receipt of a Pledged Security, the Lender will deliver the Pledged Security to the Investor which issued the Purchase Commitment for the Pledged Security. The Pledged Security will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of the sale of a Pledged Mortgage or a Pledged Security shall be applied to the related Advance outstanding under the Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of a Pledged Mortgage or a Pledged Security to the Company, unless otherwise instructed in writing.

                                                                      SCHEDULE I


                        RESIDENTIAL FUNDING CORPORATION
                          WAREHOUSING LENDING DIVISION

                         Security Delivery Instructions

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF
PICK-UP/DELIVERY

BOOK-ENTRY DATE: _______________        SETTLEMENT DATE: _________________
ISSUER: ________________________        SECURITY: $ ______________________
NO. OF CERTIFICATES: ___________        1) ______________
                                        2) ______________
                                        3) ______________

CUSIP # ______________
Pool # _____________   MI# ___________  Coupon Rate: ___________________________
Issue Date: (M/D/Y) ___________________________   Maturity Date: (M/D/Y)________

POOL TYPE (circle one):

Ginnie Mae:   Ginnie Mae I   Ginnie Mae II
Freddie Mac:  FIXED          ARM              DISCOUNT NOTE
Fannie Mae:   FIXED          ARM              DISCOUNT NOTE  DEBENTURES  REMIC

________________________________________________________________________________

DELIVER TO: __________________________   ( ) Versus Payment

            __________________________   DVP AMT. $ ____________________________

            __________________________   ( ) Free Delivery

DELIVER TO: __________________________   ( ) Versus Payment

            __________________________   DVP AMT. $ ____________________________

            __________________________   ( ) Free Delivery

DELIVER TO: __________________________   ( ) Versus Payment

            __________________________   DVP AMT. $ ____________________________

            __________________________   ( ) Free Delivery

________________________________________________________________________________

AUTHORIZED SIGNATURE: __________________________________________________________

TITLE:    ______________________________________________________________________

                                                                 EXHIBIT D-MF/BR

                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                             BRIDGE MORTGAGE LOANS


     The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement.

I.   AT LEAST FIVE (5) BUSINESS DAYS PRIOR TO THE ADVANCE DATE:

     The Lender must receive a complete underwriting package for the Pledged Mortgage (collectively, the "Credit Underwriting Documents"), including, without limitation:

     (1) Original signed Approval Request for Advances Against Bridge Mortgage Loans (Exhibit C-MF/BR).
     (2) The underwriter's narrative report, together with financial information on the mortgaged property for the last three (3) completed fiscal years and an operating statement for the current fiscal year-to -date.
     (3)  Current rent roll.
     (4)  Appraisal of the mortgaged property.
     (5) Engineer's Inspection Report obtained by the Lender with respect to the mortgaged property, including a physical needs assessment and, in the case of a Bridge Mortgage Loan involving rehabilitation of the mortgaged property, a budget for such rehabilitation.
     (6) In the case of Bridge Mortgage Loans involving rehabilitation or other physical improvement of the mortgaged property, or where the Mortgage Loan is guaranteed, guarantor's or sponsor's financial statements for the most recently completed fiscal year, together with the guarantor's or sponsor's resume.
     (7) A schedule of the total costs to be paid by the Borrower in connection with the acquisition, rehabilitation and/or improvement of the mortgaged property to be financed with the Bridge Mortgage Loan and the sources of such funds.
     (8)  A location map showing the location of the mortgaged property.
     (9)  Photographs of the mortgaged property.
     (10) Phase I Environmental Assessment and, if indicated by the results thereof, a Phase II Environmental Assessment, together with any remediation plans for the mortgaged property.

II.  AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE ADVANCE DATE:

     (1) A letter signed by the Company providing the following information on the Pledged Mortgage:
          (a) Mortgagor's name;
          (b) Project name;
          (c) Company's case/loan number;
          (d) Expected Advance date;
          (e) Mortgage Note Amount;

         (f) Name, address, phone number and telecopier number of title company or settlement attorney and contact person.

III.  AT LEAST ONE (1) BUSINESS DAY PRIOR TO THE DATE OF AN ADVANCE:

      The Lender must receive the following:

      (1) Original or facsimile signed Request for Advance (Exhibit C-MF);
      (2) Copy of Company's commitment to mortgagor;
      (3) Original or facsimile Lender escrow instructions letter to the title company or the settlement attorney, countersigned by an authorized representative of the title company or the settlement attorney to be involved with the transaction;
      (4) Original assignment of the Mortgage, endorsed by the Company in blank, in recordable form but unrecorded;
      (5) Original assignment of the UCC financing statements, endorsed by the Company in blank, in recordable form but unrecorded; and
      (6) Check payable to the Lender for the Warehousing Fee (if applicable) or approval for drafting from the operating Account.

      Upon receipt of the letter required under Section II above, in form and substance satisfactory to the Lender, the Lender will issue its escrow instruction letter to the title company or the settlement attorney. The Advance, when wired by the Lender to the title company or the settlement attorney, shall be held in an escrow account of the title company or the settlement attorney and disbursed in accordance with the closing letter of the Company or its counsel when authorized by the Lender in its escrow instruction letter. No Advance will be made by the Lender prior to its receipt of all Collateral Documents required under Section II above. Disbursement will be authorized only after the title company or settlement attorney takes possession, on behalf of the Lender, of the signed Mortgage Note, endorsed by the Company in blank and without recourse, and the title company has issued or committed to issue its title insurance policy. Immediately after disbursement, the title company or settlement attorney shall be required to transmit the Mortgage Note and certified true copy of the title insurance policy or marked commitment directly to the Lender. In the event the Pledged Mortgage is not closed and the related Mortgage recorded by 3:00 p.m. on the date of the Advance, the title company or the settlement attorney is instructed to return the Advance immediately to the Lender.

      The foregoing arrangements, permitting funding of the Advance when the Mortgage Note has been delivered to a third person on behalf of, and as agent and bailee for the Lender, and before the Mortgage Note is received by the Lender, are for the convenience of the Company. All risk of loss or nondelivery of the Mortgage Note is that of the Company, and the Lender has no liability or responsibility therefor.

IV.   ON NEXT BUSINESS DAY FOLLOWING THE ADVANCE DATE:

      The Lender must receive the following:

      (1) The original Mortgage Note, endorsed by the Company in blank and without recourse;
      (2) A copy of the title insurance policy or the title insurance commitment to issue a policy marked to show the final policy exceptions, which:
            (a) Names as insured the Company, and its successors and assigns, as their interests may appear;
            (b) Shows effective date and time which is on or after the date and time of disbursement of the Advance from escrow; and
            (c) Sets forth an insured amount which is equal to or greater than the Advance amount.

      The Lender exclusively shall deliver the Mortgage Note and other original Collateral Documents evidencing the Pledged Mortgage to an Investor, a lender refinancing the mortgaged property securing the Pledged Mortgage ("Refinance Lender"), an Approved Custodian or title insurance company, unless otherwise agreed in writing. Upon instruction by the Company, if the Pledged Mortgage is being purchased by an Investor, the Lender shall complete the endorsement of the Mortgage Note. The Lender shall deliver the Mortgage Note and the other documents required for shipping to the Investor or Refinance Lender as specified by the Investor or Refinance Lender with a bailee letter to the Investor or Refinance Lender, to an Approved Custodian for such Investor or Refinance Lender, or to the title company closing the refinancing loans.

V. NO LATER THAN ONE (1) BUSINESS DAY PRIOR TO THE DATE THE INVESTOR, REFINANCE LENDER OR THE APPROVED CUSTODIAN MUST RECEIVE THE PLEDGED MORTGAGE;

      The Lender must receive the following:

      (1) Signed shipping instructions for the delivery of the Pledged Mortgage including the following:

           (a) Name and address of the Investor, Refinance Lender, Approved Custodian or title insurance company to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery;
           (b)    Name of project securing the Pledged Mortgage;
           (c) Date the Investor, Refinance Lender, Approved Custodian or title insurance company must receive the Pledged Mortgage; and
           (d) Instructions for endorsement of the Mortgage Note, if applicable.
      (2)  Copy of the related Purchase Commitment or loan commitment.
      (3) The remainder of the documents required for shipping to the Investor as specified by the Investor or Refinance Lender.

Cash proceeds of the sale or refinance of a Pledged Mortgage shall be applied to the related Advance. Provided no Default exists, the Lender shall return any excess proceeds of the sale or refinance of a Pledged Mortgage to the Company, unless otherwise instructed in writing.

                                                                       EXHIBIT E

                              SCHEDULE OF SERVICING PORTFOLIO



                                                       UNPAID PRINCIPAL BALANCE
                                                       OF LOANS SERVICED AS OF
INVESTOR NAME                                          DATE OF THIS AGREEMENT




                        (to be completed by each Company)

Bloomfield Servicing Company, LLC
Commercial Portfolio

                        2/29/00                 Unpaid Principal         New
                                                    Balance          Production    Payoff & Downs  Escrows         Reserves
            -                              #           $         #         $       #       $

Bloomfield Acceptance (Floaters)            9   $   17,163,683   1  $  2,666,704       $ 157,306   $     49,991    $     3,960
Bloomfield Acceptance Whse                 22   $   57,171,795   2  $  5,600,000                   $    403,979    $ 1,607,396
                                         -------------------------------------------------------------------------------------
                        OWNED PORTFOLIO    31   $   74,335,478   3  $  8,266,704   0   $ 157,306   $    453,970    $ 1,611,356
                                         -------------------------------------------------------------------------------------

Anchor                                      3   $   14,673,321                                     $    174,654    $         -
Allstate                                    3   $   19,229,574                                     $     98,175    $   256,390
First Union 1                               1   $    1,433,118                                     $     13,250    $     2,258
First Union 2                              22   $   79,770,005                                     $    569,647    $   534,115
LaSalle                                    10   $   43,583,579                                     $    440,028    $   384,173
Lincoln                                    27   $  245,143,688                                     $    312,546    $         -
ORIX                                        2   $   20,535,689                                     $    133,864    $    15,737
SunAmerica                                  3   $    9,106,996                                     $    147,701    $        10
Sun Communities                             3   $    1,335,185
                                         -------------------------------------------------------------------------------------
           BSC TOTAL SERVICED PORTFOLIO    71   $  434,811,135   0  $          -   0   $       -   $  2,389,865    $ 1,192,683
                                         -------------------------------------------------------------------------------------

Dynex                                       4   $   12,795,413                                     $          -
Mass Mutual                                 5   $   65,308,609                                     $          -
Provident Mutual                            9   $   25,525,661                                     $          -
ING First Columbine                         2   $    7,447,723                                     $          -
ING Security Life of Denver                 2   $   10,637,915                                     $     11,780
ING Life Insurance Co of GA                 2   $    3,032,883                                     $          -
ING Southland Life Insurance                1   $    2,537,112                                     $          -
Old Kent                                    3   $   15,451,351                                     $     36,901
Freddie Mac                                 7   $   35,364,716                                     $      8,551
Greystone                                   2   $    2,761,624                                     $         66
Equitable Life Insurance                    2   $    7,776,509                                     $     66,972
Equitable America                           1   $      819,864                                     $          -
Artesia Mortgage Capital                   14   $   17,463,374                                     $     42,858    $   596,790
Standard Mortgage Investors, LLC            4   $    3,833,940                                     $          -
Denver Public School                        2   $   11,463,898                                     $     18,879
Business Men's Assurance                   19   $   23,918,120                                     $     61,774
AEGON USA Realty Advisors                   5   $   27,664,748                                     $     99,399
Ohio National Life                         38   $   62,138,618                                     $    147,655
Midland Loan Services, Inc.                 4   $    3,634,022                                     $     13,877
PPM Finance, Inc.                           7   $   18,243,918   3                                 $          -
USG Annuity/Life                           20   $   76,975,233                                     $    196,926
                                         -------------------------------------------------------------------------------------
         H & W TOTAL SERVICED PORTFOLIO   153   $  434,795,251   3  $          -   0   $       -   $    705,638    $   596,790
                                         -------------------------------------------------------------------------------------
                                         -------------------------------------------------------------------------------------
          PORTFOLIO SERVICED FOR OTHERS   224   $  869,606,386   3  $          -   0   $       -   $  3,095,503    $ 1,193,580
                                         -------------------------------------------------------------------------------------

                                         -------------------------------------------------------------------------------------
                        TOTAL PORTFOLIO   255   $  943,941,864   6  $  8,266,704   0   $ 157,306   $  3,549,473    $ 1,553,259
                                         =====================================================================================

                                                                     EXHIBIT F-1

                        RESIDENTIAL FUNDING CORPORATION
                        SUBORDINATION OF DEBT AGREEMENT

                                        _________________________________, 20___

TO:  Residential Funding Corporation
     8400 Normandale Lake Blvd., Suite 600
     Minneapolis, Minnesota 55437
     (hereinafter referred to as the "Lender")

     The undersigned (hereinafter referred to as the "Creditor"), creditor of BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., a Michigan limited liability company ("Borrower"), desires that the Lender extend or continue to extend such financial accommodations to the Borrower as the Borrower may require and as the Lender may deem proper. For the purpose of inducing the Lender to grant, continue or renew such financial accommodations, and in consideration thereof, the Creditor agrees as follows:

1. That at the present time the Borrower is indebted to the Creditor in the principal amounts set forth below:

                                                  PRINCIPAL AMOUNT
      TYPE OF FACILITY                            OF DEBT FROM EACH
          OR LOAN                                     BORROWER

______________________________               ______________________________
______________________________               ______________________________
______________________________               ______________________________
______________________________               ______________________________
______________________________               ______________________________

     (Notes, if any, are to be delivered to the Lender)

2. That all claims of the Creditor against the Borrower now or hereafter existing are and shall be at all times subject and subordinate to any and all claims now or hereafter which the Lender may have against the Borrower (and all extensions, renewals, modifications, replacements and substitutions of or for the same), for so long as any such claim or claims of the Lender shall exist.

3.   That the Creditor shall not (a) except to the extent expressly permitted in
     Section 4 hereof, receive payment of or collect, in whole or in part, or sue upon, any claim or claims now or hereafter existing which the Creditor may hold against the Borrower; (b) sell, assign, transfer, pledge, hypothecate or encumber such claim or claims except subject expressly to this Agreement; (c) enforce any lien the Creditor may now or in the future have on any debt owing by the Borrower to the Creditor;

     and/or (d) join in any petition in bankruptcy, assignment for the benefit of creditors or creditors' agreement, except as directed by the Lender, so long as any claim of the Lender against the Borrower, or commitment of the Lender of extend credit to the Borrower, is in existence.

4. So long as no event described in clauses (a) through (d) of Section 6 below (a "Liquidation Event") shall have occurred and no default shall have occurred in payment or performance of any obligation of the Borrower to the Lender, regularly scheduled payments of interest and principal on the claims of the Creditor may be made as and when the same become due and payable (it being understood that no prepayment shall be made of such claims and no modification or acceleration, for default or otherwise, of such maturity dates shall be permitted). After the occurrence of a Liquidation Event or of default in payment or performance of any obligation of the Borrower to the Lender, no interest and no principal payments on the claims of the Creditor shall be made without the prior written consent of the Lender. The subordination of claims of the Creditor hereunder shall remain in effect so long as there shall be outstanding any obligation of the Borrower to the Lender (for this purpose, the Borrower shall be deemed obligated to the Lender so long as the Lender shall have outstanding any commitment to make any loan to the Borrower, whether or not any such loan shall have been made or advanced).

5. In the event that any Creditor receives a payment from the Borrower in violation of the terms of this Agreement, such Creditor (a) shall hold such money in trust for the benefit of Lender, (b) shall segregate such payment from (and shall not commingle such payment with any of) the other funds of such Creditor, and (c) shall forthwith remit such payment to Lender in the exact form received (but with any necessary endorsement).

6.   In case of (a) any assignment by the Borrower for the benefit of creditors,
     (b) any bankruptcy proceedings instituted by or against the Borrower, (c) the appointment of any receiver for the Borrower's business or assets, or
     (d) any dissolution or winding up of the affairs of the Borrower, the Borrower and any assignee, trustee in bankruptcy, receiver, or other person or persons in charge, are hereby directed to pay to the Lender the full amount of the Lender's claim against the Borrower before making any payment of principal or interest to the Creditor and the Creditor hereby sells, transfers, sets over and assigns to the Lender all claims the Creditor may now or hereafter have against the Borrower and in any security therefor, and the proceeds thereof, and all rights to any payments, dividends or other distributions arising therefrom. If the Creditor does not file a proper claim or proof of debt in the form required in such proceeding prior to thirty (30) days before the expiration of the time to file such claim in such proceedings, then the Lender has the right (but no obligation) to do so and is hereby authorized to file an appropriate claim or claims for and on behalf of the Creditor.

7. For violation of this Agreement, the Creditor shall be liable to the Lender for all loss and damage sustained by reason of such breach, and upon any such violation, the Lender may accelerate the maturity of its claims against the Borrower, at the Lender's option.

8. The Creditor will, at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary in order to protect any right or interest granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder.

9. The Creditor will not amend, extend or in any way modify the terms of its claims against the Borrower, as such terms exist as of the date of this Agreement, without the prior written consent of the Lender. The Creditor agrees to provide to the Lender, upon the occurrence thereof, notice of the existence of any event of default (however defined or described) under any document or agreement relating to its claims against the Borrower, or any condition, act or event, which with the giving of notice or the passage of time or both would constitute an event of default (however defined or described) thereunder.

10. All rights and interest of the Lender hereunder, and all agreements and obligations of the Creditor hereunder, shall remain in full force and effect irrespective of:

          (a) any sale, assignment, pledge, encumbrance or other disposition of the claims of the Lender against the Borrower (the "Senior Claims") and/or any document or instrument executed in connection therewith;

          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Claims, or any refinancing thereof, or any other amendment, modification, extension or renewal of or waiver of or any consent to departure from any document or instrument relating thereto, including, without limitation, changes in the terms of the repayment of loan proceeds, modifications, extensions or renewals of payment dates, changes in interest rate or the advancement of additional funds by the Lender in its discretion; or

          (c) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Claims.

11. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of all or any portion of the Senior Claims is rescinded or must otherwise be returned by the Lender or any other party to the documents relating thereto upon the insolvency, bankruptcy or reorganization of any such party or otherwise, all as though such payment had not been made.

12. The Creditor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to this Agreement and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Creditor or any other person or entity or any collateral.

13. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Creditor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

15. The Creditor agrees to pay upon demand, to the Lender the amount of any and all expenses, including the reasonable fees and expenses of its counsel and all court costs and other reasonable litigation expenses, including but not limited to expert witness fees, document copying expenses, exhibit preparation costs, and courier, postage and communication expenses, which the Lender may incur in connection with the exercise or enforcement of any of its rights or interest hereunder.

16. All notices, request and demands that may be required or otherwise provided for or contemplated under the terms of this Agreement shall, whether or not so stated, be in writing, and shall be given by any of the following means: (a) personal delivery; (b) reputable overnight courier service; or
     (c) registered or certified first class mail, return receipt requested. Any notice, request or demand sent pursuant to clause (a) above shall be deemed received upon personal delivery, and if sent pursuant to clause (b) shall be deemed received on the next business day following delivery to the courier service, and if sent pursuant to clause (c) shall be deemed received three (3) days following deposit in the mail.

     The addresses for notices are as follows:

     If to the Creditor, addressed to:

     _________________________________
     _________________________________
     _________________________________

     If to the Lender, addressed to:

     Residential Funding Corporation
     4800 Montgomery Lane, Suite 300
     Bethesda, Maryland 20814
     Attention:  Margaret Whitesides, Director
     Telecopier No.: (301) 215-7212

     Such addresses may be changed by written notice to the other parties given in the manner provided above.

17. This Agreement shall be governed in all respects by the laws of the State of Minnesota and shall be binding upon and shall inure to the benefit of the Creditor, the Lender and the Borrower, and their respective heirs, executors, administrators, personal representatives, successors and assigns. This Agreement and any claim or claims of the Lender pursuant hereto may be assigned by the Lender, in whole or in part, at any time, without notice to the Creditor or the Borrower.

                                         ______________________________________
                                                       (Creditor)

[THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR A CORPORATION.]

STATE OF _______________)
                        )  ss
COUNTY OF ______________)

     On ______________________, 20__ before me, a Notary Public, personally appeared ____________________________, the ______________ of _________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                             ___________________________________
                                             Notary Public
    (SEAL)                                   My Commission Expires:_____________

[THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR AN INDIVIDUAL.]

STATE OF _______________)
                        )  ss
COUNTY OF ______________)

     The foregoing instrument was acknowledged before me this ____ day of ___________, 20__, by ___________________.



                                             ___________________________________
                                             Notary Public
                                             My Commission Expires:_____________

                      ACCEPTANCE OF SUBORDINATION OF DEBT
                           AGREEMENT BY THE BORROWER

     The Borrower named in the Subordination of Debt Agreement set forth hereinbefore, hereby (i) represents and warrants to the Lender that it is presently indebted to the Creditor executing said Subordination of Debt Agreement in the aggregate principal amount of $____________________________; and (ii) accepts and consents to the Subordination of Debt Agreement, and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, its successors and assigns, and to perform in accordance therewith.

                                   BLOOMFIELD ACCEPTANCE COMPANY, L.L.C.,
                                   a Michigan limited liability company


                                   By:__________________________________________

                                   Its:_________________________________________

Dated:________________________________

                                                                     EXHIBIT F-2

                        RESIDENTIAL FUNDING CORPORATION
                        SUBORDINATION OF DEBT AGREEMENT

                                        _________________________________, 20___

 To: Residential Funding Corporation
     8400 Normandale Lake Blvd., Suite 600
     Minneapolis, Minnesota 55437
     (hereinafter referred to as the "Lender")

     The undersigned (hereinafter referred to as the "Creditor"), creditor of BLOOMFIELD SERVICING COMPANY, L.L.C., a Michigan limited liability company ("Borrower"), desires that the Lender extend or continue to extend such financial accommodations to the Borrower as the Borrower may require and as the Lender may deem proper. For the purpose of inducing the Lender to grant, continue or renew such financial accommodations, and in consideration thereof, the Creditor agrees as follows:

1. That at the present time the Borrower is indebted to the Creditor in the principal amounts set forth below:

                                                        PRINCIPAL AMOUNT
       TYPE OF FACILITY                                 OF DEBT FROM EACH
           OR LOAN                                          BORROWER
______________________________                    ______________________________
______________________________                    ______________________________
______________________________                    ______________________________
______________________________                    ______________________________
______________________________                    ______________________________

     (Notes, if any, are to be delivered to the Lender)

2. That all claims of the Creditor against the Borrower now or hereafter existing are and shall be at all times subject and subordinate to any and all claims now or hereafter which the Lender may have against the Borrower (and all extensions, renewals, modifications, replacements and substitutions of or for the same), for so long as any such claim or claims of the Lender shall exist.

3.   That the Creditor shall not (a) except to the extent expressly permitted in
     Section 4 hereof, receive payment of or collect, in whole or in part, or sue upon, any claim or claims now or hereafter existing which the Creditor may hold against the Borrower; (b) sell, assign, transfer, pledge, hypothecate or encumber such claim or claims except subject expressly to this Agreement; (c) enforce any lien the Creditor may now or in the future have on any debt owing by the Borrower to the Creditor;

     and/or (d) join in any petition in bankruptcy, assignment for the benefit of creditors or creditors' agreement, except as directed by the Lender, so long as any claim of the Lender against the Borrower, or commitment of the Lender to extend credit to the Borrower, is in existence.

4. So long as no event described in clauses (a) through (d) of Section 6 below (a "Liquidation Event") shall have occurred and no default shall have occurred in payment or performance of any obligation of the Borrower to the Lender, regularly scheduled payments of interest and principal on the claims of the Creditor may be made as and when the same become due and payable (it being understood that no prepayment shall be made of such claims and no modification or acceleration, for default or otherwise, of such maturity dates shall be permitted). After the occurrence of a Liquidation Event or of default in payment or performance of any obligation of the Borrower to the Lender, no interest and no principal payments on the claims of the Creditor shall be made without the prior written consent of the Lender. The subordination of claims of the Creditor hereunder shall remain in effect so long as there shall be outstanding any obligation of the Borrower to the Lender (for this purpose, the Borrower shall be deemed obligated to the Lender so long as the Lender shall have outstanding any commitment to make any loan to the Borrower, whether or not any such loan shall have been made or advanced).

5. In the event that any Creditor receives a payment from the Borrower in violation of the terms of this Agreement, such Creditor (a) shall hold such money in trust for the benefit of Lender, (b) shall segregate such payment from (and shall not commingle such payment with any of) the other funds of such Creditor, and (c) shall forthwith remit such payment to Lender in the exact form received (but with any necessary endorsement).

6.   In case of (a) any assignment by the Borrower for the benefit of creditors,
     (b) any bankruptcy proceedings instituted by or against the Borrower, (c) the appointment of any receiver for the Borrower's business or assets, or
     (d) any dissolution or winding up of the affairs of the Borrower, the Borrower and any assignee, trustee in bankruptcy, receiver, or other person or persons in charge, are hereby directed to pay to the Lender the full amount of the Lender's claim against the Borrower before making any payment of principal or interest to the Creditor and the Creditor hereby sells, transfers, sets over and assigns to the Lender all claims the Creditor may now or hereafter have against the Borrower and in any security therefor, and the proceeds thereof, and all rights to any payments, dividends or other distributions arising therefrom. If the Creditor does not file a proper claim or proof of debt in the form required in such proceeding prior to thirty (30) days before the expiration of the time to file such claim in such proceedings, then the Lender has the right (but no obligation) to do so and is hereby authorized to file an appropriate claim or claims for and on behalf of the Creditor.

7. For violation of this Agreement, the Creditor shall be liable to the Lender for all loss and damage sustained by reason of such breach, and upon any such violation, the Lender may accelerate the maturity of its claims against the Borrower, at the Lender's option.

8. The Creditor will, at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary in order to protect any right or interest granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder.

9. The Creditor will not amend, extend or in any way modify the terms of its claims against the Borrower, as such terms exist as of the date of this Agreement, without the prior written consent of the Lender. The Creditor agrees to provide to the Lender, upon the occurrence thereof, notice of the existence of any event of default (however defined or described) under any document or agreement relating to its claims against the Borrower, or any condition, act or event, which with the giving of notice or the passage of time or both would constitute an event of default (however defined or described) thereunder.

10. All rights and interest of the Lender hereunder, and all agreements and obligations of the Creditor hereunder, shall remain in full force and effect irrespective of:

          (a) any sale, assignment, pledge, encumbrance or other disposition of the claims of the Lender against the Borrower (the "Senior Claims") and/or any document or instrument executed in connection therewith;

          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Claims, or any refinancing thereof, or any other amendment, modification, extension or renewal of or waiver of or any consent to departure from any document or instrument relating thereto, including, without limitation, changes in the terms of the repayment of loan proceeds, modifications, extensions or renewals of payment dates, changes in interest rate or the advancement of additional funds by the Lender in its discretion; or

          (c) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Claims.

11. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of all or any portion of the Senior Claims is rescinded or must otherwise be returned by the Lender or any other party to the documents relating thereto upon the insolvency, bankruptcy or reorganization of any such party or otherwise, all as though such payment had not been made.

12. The Creditor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to this Agreement and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Creditor or any other person or entity or any collateral.

13. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Creditor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

15. The Creditor agrees to pay upon demand, to the Lender the amount of any and all expenses, including the reasonable fees and expenses of its counsel and all court costs and other reasonable litigation expenses, including but not limited to expert witness fees, document copying expenses, exhibit preparation costs, and courier, postage and communication expenses, which the Lender may incur in connection with the exercise or enforcement of any of its rights or interest hereunder.

16. All notices, request and demands that may be required or otherwise provided for or contemplated under the terms of this Agreement shall, whether or not so stated, be in writing, and shall be given by any of the following means:
     (a) personal delivery; (b) reputable overnight courier service; or (c) registered or certified first class mail, return receipt requested. Any notice, request or demand sent pursuant to clause (a) above shall be deemed received upon personal delivery, and if sent pursuant to clause (b) shall be deemed received on the next business day following delivery to the courier service, and if sent pursuant to clause (c) shall be deemed received three (3) days following deposit in the mail.

     The addresses for notices are as follows:

     If to the Creditor, addressed to:

     ______________________________________
     ______________________________________
     ______________________________________

     If to the Lender, addressed to :

     Residential Funding Corporation
     4800 Montgomery Lane, Suite 300
     Bethesda, Maryland 20814
     Attention: Margaret Whitesides, Director
     Telecopier No.: (301) 215-7212

     Such addresses may be changed by written notice to the other parties given in the manner provided above.

17. This Agreement shall be governed in all respects by the laws of the State of Minnesota and shall be binding upon and shall insure to the benefit of the Creditor, the Lender and the Borrower, and their respective heirs, executors, administrators, personal representatives, successors and assigns. This Agreement and any claim or claims of the Lender pursuant hereto may be assigned by the Lender, in whole or in part, at any time, without notice to the Creditor or the Borrower.

                                         _______________________________________
                                                       (Creditor)

[THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR A CORPORATION.]

STATE OF _______________)
                        )  ss
COUNTY OF ______________)

     On ______________________, 20__ before me, a Notary Public, personally appeared ____________________________, the ______________ of _________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                             ___________________________________
                                             Notary Public
    (SEAL)                                   My Commission Expires:_____________

[THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR AN INDIVIDUAL.]

STATE OF _______________)
                        )  ss
COUNTY OF ______________)

     The foregoing instrument was acknowledged before me this ____ day of ___________, 20__, by ___________________.



                                             ___________________________________
                                             Notary Public
                                             My Commission Expires:_____________

                      ACCEPTANCE OF SUBORDINATION OF DEBT
                           AGREEMENT BY THE BORROWER

     The Borrower named in the Subordination of Debt Agreement set forth hereinbefore, hereby (i) represents and warrants to the Lender that it is presently indebted to the Creditor executing said Subordination of Debt Agreement in the aggregate principal amount of $_________________; and (ii) accepts and consents to the Subordination of Debt Agreement, and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, its successors and assigns, and to perform in accordance therewith.


                                           BLOOMFIELD SERVICING COMPANY, L.L.C.,
                                           a Michigan limited liability company

                                           By:_________________________________
                                           Its:________________________________


Dated:_____________________________

                                                                       EXHIBIT G


                                  SUBSIDIARIES
                                  ------------


                             [INTENTIONALLY OMITTED]

                                                                       EXHIBIT H

                           FORM OF OPINION OF COUNSEL

Residential Funding Corporation
Attention: Sandra L. Oakes
8400 Normandale Lake Blvd., Suite 600
Minneapolis, Minnesota 55437

Re: $50,000,000 Loan (the "Loan") under Warehousing Credit and Security Agreement (the "Agreement") by and between Residential Funding Corporation, a Delaware corporation (the "Lender") and BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., a Michigan limited liability company ("Bloomfield Acceptance") and BLOOMFIELD SERVICING COMPANY, L.L.C., a Michigan limited liability company ("Bloomfield Servicing") (collectively, the "Borrowers") guaranteed by BINGHAM FINANCIAL SERVICE CORPORATION, a Michigan corporation (the "Guarantor") and secured by the "Collateral" (as defined in the Agreement).

Gentlemen:

     We are special counsel to the Borrowers and the Guarantor in connection with the Loan. As counsel, we have prepared and/or examined the following documents:

1. Executed copy of the Warehousing Promissory Note, dated March 15, 2000, made by the Borrowers payable to the order of the Lender, in the principal amount of $25,000,000.

2. Executed copy of the Bridge Loan Promissory Note, dated March 15, 2000, made by the Borrowers payable to the order of the Lender, in the principal amount of $25,000,000.

3. Executed copy of the Warehousing Credit and Security Agreement (Income Property) by and between the Borrowers and the Lender, dated March 15, 2000 (the "Agreement").

4. Undated UCC Financing Statements perfecting a security interest in collateral, tangible and intangible.

5. Executed copy of the Guaranty, dated March 15, 2000 (the "Guaranty"), made by the Guarantor to the Lender.

6. The Articles of Organization of Bloomfield Acceptance, together with amendments thereto, as certified by the Secretary of State of the State of Michigan.

7. The Operating Agreement of Bloomfield Acceptance, as certified on ___________________,20_____ by a Manager of Bloomfield Acceptance as then being complete, accurate and in effect.

8. Resolutions of the Managers of Bloomfield Acceptance, adopted on ___________________, 20______, as certified by a Manager of Bloomfield Acceptance on ___________________, 20______ as then being complete, accurate and in effect, authorizing the borrowing of the Loan and the execution and delivery of and performance under the Agreement.

9. Certificate of Existence for Bloomfield Acceptance, dated _____________,20 ______, issued by the Secretary of State of the State of Michigan.(1)

10. The Articles of Organization of Bloomfield Servicing, together with amendments thereto, as certified by the Secretary of State of the State of Michigan.

11. The Operating Agreement of Bloomfield Servicing, as certified on __________________, 20_______ by a Manager of Bloomfield Servicing as then being complete, accurate and in effect.

12. Resolutions of the Managers of Bloomfield Servicing, adopted on ____________________, 20 _______, as certified by a Manager of Bloomfield Acceptance on ____________________, 20 ______ as then being complete, accurate and in effect, authorizing the borrowing of the Loan and the execution and delivery of and performance under the Agreement.

13. Certificate of Existence for Bloomfield Servicing, dated _________________, 20 ______, issued by the Secretary of State of the State of Michigan.(2)

14. The Articles of Incorporation of the Guarantor, together with amendments thereto, as certified by the Secretary of State of the State of Michigan.

15. The Bylaws of the Guarantor, as certified on __________________, 20 ______ by the Secretary of the Guarantor as then being complete, accurate and in effect.

16. Resolutions of the Board of Directors of the Guarantor, adopted at a meeting held on ________________, 20 _______, as certified by the Secretary of the Guarantor on ________________,20 _______ as then being complete, accurate and in effect, authorizing the execution and delivery of and performance under the Guaranty.


________________________
 (1) A certificate of good standing, dated as of a date within ninety (90) days of the date of the Agreement, for the state where the Company is incorporated and for each state where the Company is transacting business as a foreign corporation should be listed.

 (2) A certificate of good standing, dated as of a date within ninety (90) days of the date of the Agreement, for the state where the Company is incorporated and for each state where the Company is transacting business as a foreign corporation should be listed.

17. Certificate of Good Standing for the Guarantor, dated ____________________, 20 ________, issued by the Secretary of State of the State of Michigan.(3)

     The above enumerated items, numbered 1, 2 and 3 are collectively referred to as the "Loan Documents."

     The opinions which follow are subject to the following assumptions, limitations and qualifications:

A. We have assumed the genuineness of all signatures, other than of the Borrowers and the Guarantor, the authenticity of all documents submitted to us as originals, and the conformity with the original documents of all documents submitted to us as reproduced copies, and the authenticity of all such latter documents.

B. We have assumed the organization, existence, good standing and capacity of all persons and entities other than the Borrowers and the Guarantor, and that such parties, other than the Borrowers and the Guarantor, have the right, power and authority to execute and deliver the Loan Documents and to perform thereunder.

C. We have assumed that the Lender's obligations under the Agreement are within the powers of the Lender and have been duly and validly authorized and that the Agreement has been duly executed and validly delivered by and is binding on and enforceable against the Lender.

D. As to various questions of fact material to this opinion, we have made such factual inquiries of the Borrowers and the Guarantor, and have examined such other documents and made such examinations of applicable laws, as we have deemed necessary for purposes of the opinions expressed herein. However, where we state that a matter is to the best of our knowledge, we have relied upon the written statements of officers or managers of the Guarantor and the Borrowers, with no inquiry as to the facts other than as necessary to establish that such reliance was reasonable on our part.

E. We express no opinion with respect to the effect of any law other than the law of the State of Michigan and the federal law of the United States.
     With your agreement, we have given this opinion based on the application of Michigan law, even though the Loan Documents and the Guaranty are governed by the substantive and procedural law of the State of Minnesota, for which purpose we have assumed that the statutory and common laws, and the applicable rules and regulations of the State of

__________________________

 (3) A certificate of good standing, dated as of a date within ninety (90) days of the date of the Agreement, for the state where the Guarantor is incorporated and for each state where the Guarantor is transacting business as a foreign corporation should be listed.

     Michigan are identical, substantively similar or comparable to those of the State of Minnesota.

     Based upon such examinations and investigations, and such other investigations and examinations as we have deemed necessary for the purposes of the opinions expressed herein, and subject to the assumptions stated above in paragraphs A through D, inclusive, and in our capacity as special counsel for the Borrowers and the Guarantor, we are of the opinion that:

     [OPINIONS CONCERNING BLOOMFIELD ACCEPTANCE]

1. Bloomfield Acceptance is a limited liability company duly organized and validly existing under the laws of the jurisdiction in which it is incorporated and has the full legal power and authority to own its property and to carry on its business as currently conducted.

2. Bloomfield Acceptance is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the ownership of its property or the conduct of its business makes such qualification necessary.

3. Bloomfield Acceptance has the power and authority to execute, deliver and perform the Loan Documents. The execution, delivery and performance of the Loan Documents by Bloomfield Acceptance, including without limitation, the borrowings under the Agreement and the pledge of the Collateral, have been duly and validly authorized by all necessary actions on the part of Bloomfield Acceptance.

     [OPINIONS CONCERNING BLOOMFIELD SERVICING]

1. Bloomfield Servicing is a corporation duly organized and validly existing under the laws of the jurisdiction in which it is incorporated and has the full legal power and authority to own its property and to carry on its business as currently conducted.

2. Bloomfield Servicing is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the ownership of its property or the conduct of its business makes such qualification necessary.

3. Bloomfield Servicing has the power and authority to execute, deliver and perform the Loan Documents. The execution, delivery and performance of the Loan Documents by Bloomfield Servicing, including without limitation, the borrowings under the Agreement and the pledge of the Collateral, have been duly and validly authorized by all necessary actions on the part of Bloomfield Servicing.

     [OPINIONS CONCERNING THE BORROWERS]


4. The Loan Documents have been duly executed and delivered by each of the Borrowers. The Loan Documents constitute the legal, valid and binding obligations of the Borrowers and are enforceable in accordance with their respective terms against the Borrowers, subject to (A) bankruptcy insolvency, reorganization, moratorium, fraudulent or preferential conveyance laws and other similar laws of general application affecting rights of creditors generally or the collection of debtor's obligations generally, (B) application of general principles of equity and the rules of enforceability, including those respecting the availability of specific performance (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (C) limitations imposed by public considerations with respect to the enforceability of any indemnification and contribution provisions set forth in the Agreement.

5. Upon delivery to the Lender of those items of Collateral, consisting of promissory notes secured by mortgages or deeds of trust ("Pledged Mortgages") or mortgage-backed securities ("Pledged Securities"), or in the case of Pledged Securities issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the Uniform Commercial Code) or its nominee, upon (a) registration of such Pledged Securities in the name of a securities intermediary (as such term is defined in the Uniform Commercial Code) in an account containing only customer securities, (b) the notation of Lender's security interest in such Pledged Securities on the records of such securities intermediary, by book entry or otherwise, and (c) the sending by such securities intermediary to the Lender of confirmation of such notation, the Lender will have a valid and perfected security interest therein. We assume, in giving this opinion, that such items of Collateral will be owned by the Borrowers and that, at the time the Lender's security interest is noted on the records of any securities intermediary, such Pledged Securities will be free of any interest created through the Federal Reserve Bank, clearing corporation and/or securities intermediary. With respect to Pledged Mortgages, the laws of certain jurisdictions may require the recordation of an assignment of such deeds of trust or mortgages in order to perfect a security interest in the deed of trust or mortgage
     (as opposed to the notes secured thereby). If the Lender does not record its assignment of deeds of trust or mortgages in such jurisdictions, we express no opinion as to the Lender's perfected security, interest in such deeds of trust and mortgages (as opposed to the notes secured thereby) constituting part of the Collateral.

6. The execution, delivery and performance by the Borrowers of the Loan Documents, will not (i) conflict with or violate any provision of the Articles of Organization or Operating Agreement of either of the Borrowers; (ii) require any license, approval or other action by any governmental authority that has not been obtained; (iii) to our actual knowledge, result in the creation of any lien, charge or encumbrance upon any property or assets of each of the Borrowers other than in favor of the Lender; (iv) to our actual knowledge, result in a violation or breach of any term or provision, constitute a default under, or result in or require the acceleration of any indebtedness of the Borrowers pursuant to, any agreement or other instrument to which the Borrowers may be bound or to which the Borrowers or any of their property may be subject; or (v) result in any violation of the provisions of any law or any order of any court or, to our actual knowledge, any governmental agency, to which the Borrowers may be bound or to which the Borrowers or any of their property may be subject.

7. To the best of our knowledge, there are no actions, suits, or proceedings pending or threatened against or affecting the Borrowers, in any court or before any arbitrator or governmental authority which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Borrowers as a whole.

8. The making of the Advances as contemplated by the Agreement will not violate Regulation U of the Board of Governors of the Federal Reserve System.

9. The Borrowers are not an "investment company" or "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     [OPINIONS CONCERNING THE GUARANTOR]

10. The Guarantor has the power and authority to execute, deliver and perform the Guaranty. The execution, delivery and performance of the Guaranty have been duly and validly authorized by all necessary actions on the part of the Guarantor.

11. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated; has the full legal power and authority to own its property and to carry on its business as currently conducted; and is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the ownership of its property or the conduct of its business makes such qualification necessary.

12. The Guaranty has been duly executed and delivered by the Guarantor. The Guaranty constitutes the legal, valid and binding obligation of the Guarantor and is enforceable in accordance with its terms against the Guarantor, subject to (A) bankruptcy insolvency, reorganization, moratorium, fraudulent or preferential conveyance laws and other similar laws of general application affecting rights of creditors generally or the collection of debtor's obligations generally,

     (B) application of general principles of equity and the rules of enforceability, including those respecting the availability of specific performance (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (C) limitations imposed by public policy considerations with respect to the enforceability of any indemnification and contribution provisions set forth in the Agreement.

13. The execution, delivery and performance by the Guarantor of the Guaranty will not (a) conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Guarantor; (b) require any license, approval or other action by any governmental authority that has not been obtained;
     (c) to our actual knowledge, result in the creation of any lien, charge or encumbrance upon any property or assets of the Guarantor other than in favor of the Lender; (d) to our actual knowledge result in a violation or breach of any term or provision, constitute a default under, or result in or require the acceleration of any indebtedness of the Guarantor pursuant to, any agreement or other instrument to which the Guarantor may be bound or to which the Guarantor or any of its respective property may be subject; or (e) result in any violation of the provisions of any law or, to our actual knowledge, any order of any court or any governmental agency, to which the Guarantor may be bound or to which the Guarantor or any of its respective property may be subject.

14. To the best of our knowledge, there are no actions, suits, or proceedings pending or threatened against or affecting the Guarantor, in any court or before any arbitrator or governmental authority which, if adversely determined, may reasonably be expected to result in any material adverse change in the financial condition of the Guarantor.

     This opinion may be relied upon by you and your successors and assigns and by any participant in the Loan.

     All capitalized terms used herein, not otherwise defined herein, shall have the meanings given such terms in the Agreement.

                                           Very truly yours,



                                           __________________________________



                                           By:_______________________________

                                                                    EXHIBIT I-MF

                              OFFICER'S CERTIFICATE


     Reference is made to that certain Warehousing Credit and Security Agreement between BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., a Michigan limited liability company ("Bloomfield Acceptance") and BLOOMFIELD SERVICING COMPANY, L.L.C., a Michigan limited liability company ("Bloomfield Servicing") (Bloomfield Servicing and Bloomfield Acceptance are referred to herein, collectively or individually, as the context may require, as the "Borrower"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of March 6, 2000 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Officer's Certificate is submitted to the Lender pursuant to
Section 6.2(c) of the Agreement.

     The undersigned hereby certify to the Lender that as of the close of business on ___________, 19___("Statement Date") and with respect to Bingham and its Subsidiaries on a consolidated basis and the Borrowers:

1. As illustrated in the attached calculations supporting this Officer's Certificate, Bingham and the Borrowers met the covenants set forth in Sections 7.6, 7.7, 7.8 and 7.9, or if Bingham or the Borrowers did not meet any of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action Bingham or the Borrowers have taken, are taking, and propose to take with respect thereto.

2. No Servicing Contracts have been sold or pledged by the Borrowers except as permitted under the terms of the Agreement.

3. No payments in advance of the scheduled maturity date have been made with respect to any Subordinated Debt. The Borrowers have incurred no Debt required to be subordinated pursuant to Section 6.10.

4. Each Borrower was in compliance with the applicable Investor net worth requirements, and in good standing with each Investor.

5. The representation set forth in Section 5.18 of the Agreement is true and correct as of the date of this Officer's Certificate or, if such representation is not true and correct as of such date, the nature of the problem and the action the Borrowers have taken, is taking and proposes to take with respect thereto are described in the statement attached hereto.

6. The undersigned have reviewed the terms of the Agreement and have made, or caused to be made under supervision of qualified persons, a review in reasonable detail of the transactions and conditions of Bingham (and its Subsidiaries) and the Borrowers, and such review has not disclosed the existence, and the undersigned have no knowledge of the existence, of any Default or Event of Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action Bingham or the Borrowers have taken, are taking and propose to take with respect thereto.

     Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of Bingham as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of Bingham (and its Subsidiaries) as at the Statement Date.

Dated:______________


                              BLOOMFIELD ACCEPTANCE COMPANY, L.L.C.,
                              a Michigan limited liability company


                              By:_____________________________________

                              Its:____________________________________

                              BLOOMFIELD SERVICING COMPANY, L.L.C.,
                              a Michigan limited liability company


                              By:____________________________________

                              Its:___________________________________

                  CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE

Borrower Name:  BLOOMFIELD ACCEPTANCE COMPANY, L.L.C. and
                BLOOMFIELD SERVICING COMPANY, L.L.C. and their Subsidiaries

Statement Date:_________________

All financial calculations set forth herein are as of the Statement Date.

I.   NET WORTH

     A.   Tangible Net Worth of Bingham is:

          Excess of total assets over total liabilities:                        $____
          Plus:   Subordinated Debt not due within one year
                  of the Statement Date (or any portion
                  thereof):                                                         $____
          Minus:  Advances to owners, officers,
                  employees or Affiliates:                                          $____
          Minus:  Investments in Affiliates:                                        $____
          Minus:  Assets pledged to secure liabilities
                  not included in Debt:                                             $____
          Minus:  Intangible assets:                                                $____
          Minus:  Other assets unacceptable to the
                  Lender:                                                           $____

          TANGIBLE NET WORTH OF BINGHAM                                         $________

     B.   Requirements of Section 7.7(a) of the Agreement:

          MINIMUM TANGIBLE NET WORTH OF BINGHAM IS $15,000,000.

     C.   COVENANT SATISFIED:____ COVENANT NOT SATISFIED:____

     D.   Tangible Net Worth of Bloomfield Servicing is:

     Excess of total assets over total liabilities:                       $____
     Plus:     Subordinated Debt not due within one year
               of the Statement Date (or any portion
               thereof):                                                  $____
     Minus:    Advances to owners, officers,
               employees or Affiliates:                                   $____

     Minus:    Investments in Affiliates:                                       $____
     Minus:    Assets pledged to secure liabilities
               not included in Debt:                                            $____
     Minus:    Intangible assets:                                               $____
     Minus:    Other assets unacceptable to the
               Lender:                                                          $____

     TANGIBLE NET WORTH OF BLOOMFIELD SERVICING                                 $____

     E.   REQUIREMENTS OF SECTION 7.7(B) OF THE AGREEMENT:

     MINIMUM TANGIBLE NET WORTH OF BLOOMFIELD IS $2,000,000.

     F.   COVENANT SATISFIED:___ COVENANT NOT SATISFIED:___

     G.   BOOK NET WORTH OF BLOOMFIELD ACCEPTANCE IS:

     Excess of total assets over total liabilities:                             $____

     H.   Requirements of Section 7.7(C) of the Agreement:

          MINIMUM BOOK NET WORTH OF BLOOMFIELD ACCEPTANCE IS $1,000,000.

     I.   COVENANT SATISFIED:___ COVENANT NOT SATISFIED:___

II.  AGENCY SERVICING PORTFOLIO

     A.   Agency Servicing Portfolio of the Borrowers is: Outstanding Principal
          Balance of Fannie Mae and Freddie Mac Mortgage Loans serviced by the
          Borrowers is:                                                              $____
          Minus:    The unpaid principal balance of Mortgage Loans:
                    Past due 60 days or more:                                        $____
                    Sold with recourse:                                              $____
                    For which the Servicing Contracts
                    are pledged:                                                     $____
                    Serviced by the Borrowers for others under
                         subservicing arrangements:                                  $____

          AGENCY SERVICING PORTFOLIO
            OF THE BORROWERS                                                       $______


     B.   Requirements of Section 7.8 of the Agreement:

          AGENCY SERVICING PORTFOLIO OF $33,000,000.

     C.   COVENANT SATISFIED:____ COVENANT NOT SATISFIED:____

III. DEBT OF BINGHAM

     Total liabilities                                                               $____
          Minus:    Debt arising under Hedging Arrangements
                    (to the extent of offsetting assets)                             $____
          Minus:    Subordinated Debt not due within one year
                    of the Statement Date (or any portion
                    thereof):                                                        $____
          Minus:    Deferred taxes arising from capitalized
                    excess servicing fees and
                    capitalized servicing rights:                                    $____

          DEBT                                                                   $________


IV.  RATIO OF DEBT TO TANGIBLE NET WORTH

     A.   The ratio of Debt to Tangible Net Worth
          (III to I.A) is:                                                   ________ to 1

     B.   Requirements of Section 7.6 of the Agreement:

          The ratio of Debt to Tangible Net Worth shall not exceed 10 to 1.

     C.   COVENANT SATISFIED:____ COVENANT NOT SATISFIED:____


V.   TRANSACTIONS WITH AFFILIATES

     A.   Loans, advances, and extensions of credit made to Affiliates:
          1.   Bloomfield Acceptance                                                 $____
          2.   Bloomfield Servicing                                                  $____
               TOTAL
                                                                                   $______

     B.   Capital contributions made to Affiliates:
          1.   Bloomfield Acceptance                                                 $____
          2.   Bloomfield Servicing                                                  $____
               TOTAL                                                               $______

     C.   Management fees paid to Affiliates during the current fiscal year:
          1.   Bloomfield Acceptance(1)                                              $____
          2.   Bloomfield Servicing                                                  $____
               TOTAL
                                                                                   $______

     D.   Transfers, sales, pledges, assignments or other dispositions of assets made to Affiliates:
          1.   Bloomfield Acceptance                                                 $____
          2.   Bloomfield Servicing                                                  $____
               TOTAL                                                               $______

     E.   Requirements of Section 7.9 of the Agreement:
          1. No loans, advances, extensions of credit or capital contributions shall be made by Borrower to Affiliates.

          COVENANT SATISFIED:____   COVENANT NOT SATISFIED:____

          2. No transfers, sales, pledges assignments or other dispositions of assets by Borrower to Affiliates.

          COVENANT SATISFIED:____   COVENANT NOT SATISFIED:____

          3.   No merger (except for a merger or consolidation with Hartger &
               Willard Mortgage Associates, Inc. into Bloomfield Acceptance) or consolidation with, or purchase or acquisition of assets by Borrower from Affiliates.

          COVENANT SATISFIED:____   COVENANT NOT SATISFIED:____

          4.   No Management fees shall be paid by Borrower to Affiliates
               (excluding management fees paid by Bloomfield Acceptance to Bloomfield Servicing).

          COVENANT SATISFIED:____   COVENANT NOT SATISFIED:____

______________________
     (1)(excluding management fees paid to Bloomfield Servicing)

                                                                       EXHIBIT J



                      SCHEDULE OF EXISTING LINES OF CREDIT
                      ------------------------------------



LENDER NAME              COMMITMENT AMOUNT             EXPIRATION DATE
-----------              -----------------             ---------------

                 (to be completed by each Company)

Bingham Financial
Services Corporation      $10,000,000                  Demand

Lehman Brothers           Mortgage Loan Repurchase
Commercial Credit Inc.    Agreement ($50,000,000)      March, 2000

                             FORM FOR FUNDING BANK
                                LETTER AGREEMENT
                           [LETTERHEAD OF THE COMPANY]




Bank One, NA                                March 15, 2000
One North State Street
Chicago, IL 60602

Gentlemen:

     The undersigned, BLOOMFIELD ACCEPTANCE COMPANY, L.L.C., a Michigan limited liability company ("Bloomfield Acceptance") and BLOOMFIELD SERVICE COMPANY, L.L.C., a Michigan limited liability company ("Bloomfield Servicing") (Bloomfield Acceptance and Bloomfield Servicing collectively, hereinafter sometimes referred to as "Borrowers"), hereby authorize Bank One, NA (the "Funding Bank") to permit Residential Funding Corporation (the "Lender") to debit and access information on the Borrowers, accounts held by the Funding Bank as outlined below. The Borrowers hereby direct and authorize the Funding Bank to follow the directions of the Lender in debiting such accounts.

     The Borrowers authorize the Lender to access account information from time to time for the Borrowers' operating account no. _______________________________ (the "Operating Account") for the purpose of verifying balance information. In addition, the Borrowers request that the Lender, and the Borrowers hereby authorize the Lender, to debit the Operating Account to the extent necessary to cover (a) wires to be initiated by the Lender in accordance with the Borrowers' instructions as set forth in the Request for Advance for the purposes permitted in the Warehousing Credit and Security Agreement (the "Agreement") by and between the Borrowers and the Lender; and (b) amounts due and owing to the Lender, including but not limited to principal, interest and fees.

     Upon the termination or expiration of the Agreement, the Borrowers request that the Lender, and the Borrowers hereby authorize the Lender to (a) close the Operating Account and any other accounts which have been established by the Borrowers and the Lender to facilitate transactions under the Agreement, and (b) withdraw any funds remaining in the Operating Account and remit such funds to the Borrowers after all amounts due and owing the Lender have been paid. The Borrowers hereby direct and authorize the Funding Bank to follow all of the foregoing instructions of the Lender.

                              Very truly yours,

                              BLOOMFIELD ACCEPTANCE COMPANY, L.L.C.,
                              a Michigan limited liability company

                              By:_______________________________________________

                              Its:______________________________________________

                              BLOOMFIELD SERVICING COMPANY, L.L.C.,
                              a Michigan limited liability company

                              By:_______________________________________________

                              Its:______________________________________________


ACKNOWLEDGED AND AGREED THIS
________ DAY OF ______________, 20___.

BANK ONE, NA

By:__________________________________

Its:_________________________________

                                                                       EXHIBIT L

                        TERMS OF GUARANTEED OBLIGATIONS

     Each Borrower hereby agrees to the following terms with respect to Advances made by the Lender to the other Borrower:

     1. Each Borrower irrevocably, unconditionally and absolutely guarantees to the Lender the due and prompt payment, and not just the collectibility, of the principal of, and interest, fees and late charges and all other indebtedness, if any, on the Advances made to the other Borrower when due, whether at maturity, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of the Note and the Agreement, whether now existing or hereafter created or arising.

     2. Each Borrower further hereby irrevocably, unconditionally and absolutely guarantees to the Lender the due and prompt performance by the other Borrower of all duties, agreements and obligations of the other Borrower contained in the Note and the Agreement, and the due and prompt payment of all costs and expenses incurred, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier postage, communication and document copying expenses), in enforcing the payment and performance of the Note and the Agreement from the other Borrower (the payment and performance of the items set forth in Paragraphs 1 and 2 of this Exhibit M are collectively referred to as the ("Other Borrower Debt").

     3. In the event the other Borrower shall at any time fail to pay the Lender any Other Borrower Debt when due, whether by acceleration or otherwise, each Borrower promises to pay such amount to the Lender forthwith, together with all collection costs and expenses, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses).

     4. Each Borrower does hereby (a) agree to any modifications of any terms or conditions of any Other Borrower Debt and/or to any extensions or renewals of time of payment or performance by the other Borrower; (b) agree that it shall not be necessary for the Lender to resort to legal remedies against the other Borrower, nor to take any action against any other Person obligated (an "Obligor") on or against any collateral for payment or performance of the Other Borrower Debt before proceeding against such Borrower; (c) agree that no release of the other Borrower of any other guarantor or Obligor, or of any collateral, for the Other Borrower Debt, whether by operation of law or by any act of the Lender, with or without notice to such Borrower, shall release such Borrower; and (d) waive notice of demand, dishonor, notice of dishonor, protest, and notice of protest and waive, to the extent permitted by law, all benefit of valuation, appraisement, and exemptions under the laws of the State of Minnesota or any other state or territory of the United States.

     5. The obligations of each Borrower for the Other Borrower Debt shall be primary, absolute and unconditional, and shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) the genuineness, validity, regularity or enforceability of, or any amendment or change in the Agreement or the Note, or any change in or extension of the manner, place or terms of payment of, all or any portion of the Other Borrower Debt; (b) the taking or failure to take any action to enforce the Agreement or the Note, or the exercise or failure to exercise any remedy, power or privilege contained therein or available at law or otherwise, or the waiver by the Lender of any provisions of the Agreement or the Note; (c) any impairment, modification, change, release or limitation in any manner of the liability of the other Borrower or their estate in bankruptcy, or of any remedy for the enforcement of the other Borrower's liability, resulting from the operation of any present or future provision of the bankruptcy laws or any other statute or regulation, or the dissolution, bankruptcy, insolvency, or reorganization of the other Borrower; (d) the merger or consolidation of the other Borrower, or any sale or transfer by the other Borrower of all or part of its assets or property;
(e) any claim such Borrower may have against the other Borrower or any other Obligor, including any claim of contribution; (f) the release, in whole or in part, of any other guarantor (if more than one), the other Borrower or any other Obligor; (g) any other action or circumstance which (with or without notice to or knowledge of such Borrower) might in any manner or to any extent vary the risks of such Borrower or otherwise constitute a legal or equitable discharge or defense, it being understood and agreed by each Borrower that its obligations for the Other Borrower Debt shall not be discharged except by the full payment and performance of the Other Borrower Debt.

     6. The Lender shall have the right to determine how, when and what application of payments and credits, if any, whether derived from any Borrower or from any other source, shall be made on the Obligations and any other indebtedness owed by any Borrower and/or any other Obligor to the Lender.

     7. The obligations of each Borrower hereunder shall continue to be effective, or be automatically reinstated, as the case may be, if at any time the performance or the payment, as the case may be, in whole or in part, of any of the Other Borrower Debt is rescinded or must otherwise be restored or returned by the Lender (as a preference, fraudulent conveyance or otherwise) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any other person or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to any Borrower or any other Person, or any substantial part of its property, or otherwise, all as though such payments had not been made. If an Event of Default shall at any time have occurred and be continuing or shall exist and declaration of default or acceleration under or with respect to the Other Borrower Debt shall at such time be prevented by reason of the pendency against any Borrower or any other Person of a case or proceeding under a bankruptcy or insolvency law, each Borrower agrees that its obligations for the Other Borrower Debt shall be deemed to have been declared in default or accelerated with the same effect as if such obligations had been declared in default and accelerated in accordance with their respective terms and each Borrower shall forthwith perform or pay, as the case may be, as required hereunder in accordance with the terms hereunder without further notice or demand.

     8. Each Borrower hereby irrevocably waives any claim or other rights that he may now or hereafter acquire against the other Borrower that arises from the existence, payment, performance or enforcement of such Borrower's obligations for the Other Borrower Debt, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Lender against the other Borrower or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the other Borrower directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to either Borrower in violation of the preceding sentence and the Other Borrower Debt shall not have been paid and performed in full, such amount shall be deemed to have been paid to such Borrower for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Other Borrower Debt, whether matured or unmatured. Notwithstanding the blanket waiver of subrogation rights as set forth above, each Borrower hereby specifically acknowledges that any subrogation rights which it may have against the other Borrower or any collateral that the Lender now has or hereafter acquires may be destroyed by a nonjudicial foreclosure of the collateral. This may give such Borrower a defense to a deficiency judgment against it. Such Borrower hereby irrevocably waives such defense. Each Borrower acknowledges that it will receive direct and indirect benefits from the arrangements contemplated by the Agreement and the Note and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

     9. No postponement or delay on the part of the Lender in the enforcement of any right with respect to the Obligations of either Borrower, including, without limitation, the other Borrower Debt, shall constitute a waiver of such right and all rights of the Lender hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Lender in any other agreement or by law.

     10. Any indebtedness of any Borrower now or hereafter held by the other Borrower is hereby subordinated to the indebtedness of the Borrower to the Lender, and such indebtedness of any Borrower to the other Borrower shall, from and after the occurrence of an Event of Default, be collected, enforced and received by the Borrower to which it is owed as trustee for the Lender and be paid over to the Lender on account of the indebtedness of the other Borrower to the Lender.

                                                                       EXHIBIT M


                              ELIGIBLE COLLATERAL

All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

The following specified types of Collateral are Eligible Collateral provided they conform in all respects with the terms of the Agreement.

1.   Other Fannie Mae Mortgage Loan
     ------------------------------

     a.   Floating Rate:                1.25% over LIBOR
          -------------

     b.   Second Mortgage Loan:         Permitted
          --------------------

     c.   Sublimit:                     $25,000,000
          --------

     d.   Committed/Uncommitted:        Purchase Commitment required.
          ---------------------

     e.   Advance Rate:                 100% of the lesser of (i) the Mortgage Note Amount or
          ------------                  (ii) the Committed Purchase Price.

     f.   Warehouse Period:             90 days for cash transactions.
          ----------------              80 days for an Agency Security issued by Fannie Mae.

     g.   Shipped Period:               45 days for cash transactions.
          --------------                75 days for an Agency Security issued by Fannie Mae.


2.   Freddie Mac Mortgage Loan
     -------------------------

     a.   Floating Rate:                1.25% over LIBOR
          -------------

     b.   Second Mortgage Loan:         Permitted
          --------------------

     c.   Sublimit:                     $25,000,000
          --------

     d.   Committed/Uncommitted         Purchase Commitment required.
          ---------------------

     e.   Advance Rate:                 100% of the lesser of (i) the Mortgage Note Amount or
          ------------                  (ii) the Committed Purchase Price.

     f.   Warehouse Period:             90 days.
          ----------------

     g.   Shipped Period:               45 days.
          --------------

3.   Non-Agency Mortgage Loan
     ------------------------

     a.   Floating Rate:                1.25% over LIBOR
          -------------

     b.   Sublimit:                     $25,000,000
          --------

     c.   Committed/Uncommitted:        Purchase Commitment required.
          ---------------------

     d.   Committed Advance Rate:       98% of the lesser of (i) the Mortgage Note Amount or
          ----------------------        (ii) the Committed Purchase Price.

     e.   Warehouse Period:             60 days.
          ----------------

     f.   Shipped Period:               45 days.
          --------------


4.   BRIDGE MORTGAGE LOAN

     a.     Floating Rate:          2.00%, 2.25% or 2.50% over LIBOR*

     b.     Sublimit:               $25,000,000

     c.     Committed/Uncommitted:  Purchase Commitment not required.

     d.     Advance Rate:           At the Borrower's option, 85% or 80% of the
                                    Mortgage Note Amount.

     e.     Warehouse Period:       360 days from the date of the initial
                                    Advance. An Advance against a Bridge
                                    Mortgage Loan may be extended for up to an additional year assuming no Event of Default with the consent of Lender.

* - The margin over LIBOR is determined based on the following Matrix:

===========================================================================================
   Advance Rate               Debt Service Coverage:              Debt Service Coverage:
                                 >1.05 but <1.15                          >1.15
===========================================================================================
       85%                            2.50%                               2.25%
-------------------------------------------------------------------------------------------
       80%                            2.25%                               2.00%
===========================================================================================

                                                                       EXHIBIT N




                                 ASSUMED NAMES
                                 -------------
                            (if none, state "none")


                       (to be completed by each Borrower)

                                  EXHIBIT "N"


                                 ASSUMED NAMES:
                                 -------------

                     Bloomfield Servicing Company, L.L.C.:
                     -------------------------------------

                     None


                     Bloomfield Acceptance Company, L.L.C.:
                     --------------------------------------

                     1.   Bloomfield Servicing Company
                     2.   Bloomfield Mortgage Company
                     3.   Bloomfield Mortgage Investors
                     4.   Bloomfield Mortgage Capital
                     5.   Bloomfield Financial Company
                     6.   Bloomfield Mortgage Advisors
                     7.   Bloomfield Capital Company